OMB APPROVAL
OMB Number:	3235-0570
Expires:	July 31, 2022
Estimated average burden
Hours per response	20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

Baron New Asia Fund

December 31, 2021

Baron Funds®

Baron Select Funds

Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron New Asia Fund (the “Funds”) for the year or period ended December 31, 2021. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 28, 2022	Linda S. Martinson Chairman, President and Chief Operating Officer February 28, 2022	Peggy Wong Treasurer and Chief Financial Officer February 28, 2022

This Annual Financial Report is for the Baron Select Funds, which currently has 12 series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron WealthBuilder Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is included in a separate Financial Report. Baron Technology Fund commenced investment operations on January 3, 2022 and therefore, financial information is not included in this report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	31.39%	67.92%	43.58%	27.89%	16.87%
Baron Partners Fund — Institutional Shares[1,2,3,4]	31.73%	68.36%	43.97%	28.23%	17.00%
Baron Partners Fund — R6 Shares[1,2,3,4]	31.73%	68.36%	43.96%	28.23%	17.00%
Russell Midcap Growth Index[1]	12.73%	27.46%	19.83%	16.63%	10.91%
S&P 500 Index[1]	28.71%	26.07%	18.47%	16.55%	10.75%

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2021 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Total Investments
Tesla, Inc.	47.0%
CoStar Group, Inc.	6.3%
IDEXX Laboratories, Inc.	5.7%
Space Exploration Technologies Corp.	4.8%
FactSet Research Systems, Inc.	3.7%
The Charles Schwab Corp.	3.6%
Vail Resorts, Inc.	3.6%
Hyatt Hotels Corp.	3.4%
Arch Capital Group Ltd.	3.2%
Gartner, Inc.	2.5%

83.8%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron Partners Fund1 increased 31.39%, outperforming the Russell Midcap Growth Index, which increased 12.73%.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of December 31, 2021, 50.1% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

While equity markets continued their upward climb through 2021, several rotations took place beneath the surface. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks peaking as pent-up demand met massive stimulus, effective vaccines, and the reopening of the economy. Secular growth stocks then came back in favor, led by large-cap technology stocks, in part on the strength of robust corporate earnings and economic growth. In mid-November, however, the markets shifted again as uncertainty around inflation, rising interest rates, the Omicron variant, and geopolitical unrest spurred a flight to safety and faster growing, smaller, and higher-multiple stocks declined, while pro-cyclical, larger-capitalization, and lower-multiple stocks outperformed.

At the sector level, Consumer Discretionary, Financials, and Industrials contributed the most to performance. Communication Services, Real Estate, and Materials detracted.

Electric vehicle company Tesla, Inc. was the top contributor. The stock rose on strong deliveries growth and a meaningful improvement in profitability despite a complex supply-chain environment. Demand remains robust, new localized manufacturing capacity is expected to support more efficient growth, and the autonomous program is accelerating. We expect Tesla’s growing vehicle offering, battery technology, and energy businesses to offer meaningful growth opportunities in the future.

Zillow Group, Inc., which operates leading U.S. real estate sites, was the top detractor. Shares were down following the announced closure of its home-buying business, along with hundreds of millions of dollars in write-downs in the segment as a result of overpaying for homes. This was a rapid change in narrative, and we still do not have a good answer as to what went wrong. We lost a significant amount of trust in management and their ability to execute. We chose to exit our position.

While we are certainly aware of current events that move the markets, we do not invest based on our insights into short-term macroeconomic, political, or public health issues. We adhere to our time-tested approach, investing for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Focused Growth Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	18.83%	50.86%	35.11%	20.76%	14.71%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	19.16%	51.24%	35.44%	21.07%	14.85%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	19.15%	51.24%	35.45%	21.07%	14.85%
Russell 2500 Growth Index[1]	5.04%	25.09%	17.65%	15.75%	9.25%
S&P 500 Index[1]	28.71%	26.07%	18.47%	16.55%	10.02%

[1]

The Russell 2500™ Growth Index measures the performance of small- to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2021 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Tesla, Inc.	25.9%
Space Exploration Technologies Corp.	7.8%
Hyatt Hotels Corp.	5.7%
CoStar Group, Inc.	5.5%
FactSet Research Systems, Inc.	4.8%
Arch Capital Group Ltd.	4.8%
Guidewire Software, Inc.	4.7%
Vail Resorts, Inc.	4.7%
Spotify Technology S.A.	4.2%
Penn National Gaming, Inc.	3.0%

71.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron Focused Growth Fund1 appreciated 18.83%, outperforming the Russell 2500 Growth Index, which increased 5.04%.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and durable barriers to competition. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of December 31, 2021, 25.9% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

While equity markets continued their upward climb through 2021, several rotations took place beneath the surface. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks peaking as pent-up demand met massive stimulus, effective vaccines, and the reopening of the economy. Secular growth stocks then came back in favor, led by large-cap technology stocks, in part on the strength of robust corporate earnings and economic growth. In mid-November, however, the markets shifted again as uncertainty around inflation, rising interest rates, the Omicron variant, and geopolitical unrest spurred a flight to safety and faster growing, smaller, and higher-multiple stocks declined, while pro-cyclical, larger-capitalization, and lower-multiple stocks outperformed.

At the sector level, Consumer Discretionary, Health Care, and Financials contributed the most to performance. Information Technology, Communication Services, and Real Estate detracted.

Tesla, Inc. was the top contributor. Shares of this electric car manufacturer increased as the company demonstrated its superior strategic approach, navigating a complex supply-chain environment better than many competitors. Strong demand and higher production volumes generated a record revenue and profitability year for the company. 2022 is expected to be another record year with new and improved manufacturing capacity in all key regions and a growing product line including internal battery capacity and new vehicle programs. Tesla remains well positioned to benefit from strong secular trends in the automotive market.

Penn National Gaming, Inc. was the top detractor. Shares of this regional casino company declined due to market share losses and increased marketing costs related to its stake in online sports betting company Barstool Sportsbook. Penn’s increased exposure in this highly competitive business with its $2 billion acquisition of sports betting App theScore also pressured shares. We think Penn will have a solid foothold in the U.S. and Canada with these two purchases. Penn has a strong balance sheet to fund its digital losses, and we expect it to be profitable by 2023.

While we are certainly aware of current events that move the markets, we do not invest based on our insights into short-term macroeconomic, political, or public health issues. We adhere to our time-tested approach, investing for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron International Growth Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	9.64%	22.69%	15.73%	11.52%	12.21%
Baron International Growth Fund — Institutional Shares[1,2,3]	9.88%	22.98%	16.03%	11.80%	12.49%
Baron International Growth Fund — R6 Shares[1,2,3]	9.89%	22.96%	16.02%	11.79%	12.48%
MSCI ACWI ex USA Index[1]	7.82%	13.18%	9.61%	7.28%	8.06%
MSCI ACWI ex USA IMI Growth Index[1]	5.97%	18.09%	13.12%	9.28%	9.84%

^	Commencement of investment operations was January 2, 2009.

[1]

The MSCI ACWI ex USA Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2021 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Future plc	3.0%
S4 Capital plc	2.2%
BNP Paribas S.A.	2.2%
Keyence Corporation	2.1%
Nestle S.A.	1.9%
Endava plc	1.8%
Linde plc	1.8%
argenx SE	1.8%
Taiwan Semiconductor Manufacturing Company Ltd.	1.7%
Befesa S.A.	1.7%

20.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron International Growth Fund1 increased 9.64%, outperforming the MSCI ACWI ex USA Index, which increased 7.82%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among developed and developing countries throughout the world, although total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While the markets continued their upward climb in 2021, beneath the surface, a major rotation took place. The “recovery play” dominated the start of the year, with speculative and higher growth stocks peaking as risk aversion, low expectations, and pent-up demand met massive policy stimulus, positive vaccine developments, economic reopening, and normalization. However, that trend reversed as concerns over COVID variants and rising conviction that the Federal Reserve would not fall too far behind the curve coalesced to cool global growth expectations and spiraling commodity prices. As a result, international equities lagged U.S. equities amid mixed signals, though we remain optimistic regarding their relative appeal, particularly on a multi-year basis.

On a country basis, the U.K., France, and Russia were the top contributors. China, Brazil, and Germany were the top detractors.

On a sector basis, Financials, Communication Services, and Information Technology contributed the most. Consumer Discretionary holdings detracted slightly.

Future plc was the top contributor. Future publishes digital content, magazines, and events with a brand portfolio including TechRadar, PC Gamer, and Gizmodo. Shares were up on tailwinds to e-commerce in Future’s largest categories — tech, gaming, music, sports, home, and lifestyle — as well as strength in the broader advertising environment. We believe Future can grow organically and through M&A, with potential to compete meaningfully in the $150 billion global B2B market with lead generation and business intelligence offerings.

TeamViewer AG, a global software connectivity platform, was the top detractor. Shares fell sharply on disappointing fourth quarter earnings and lowered 2021 guidance. Management underestimated many of the headwinds impacting the business coming out of COVID. Due to the string of negative news flow and ongoing uncertainty, we sold our position.

Notwithstanding the dominance of U.S. equities in recent years, we encourage investors not to overlook international equities, particularly at current valuations. We would suggest the global economy, corporate earnings, and asset prices are influenced by two major axes of macroeconomic activity and liquidity: China and its ecosystem, which tends to correlate more closely to international economies and equities; and the U.S., which tends to be more insular. We believe China’s regulatory and credit tightening cycle is nearing its trough while the U.S. is passing through a near-term peak. While the recent correction may have to run a bit further to correct imbalances, we are increasingly confident that international equities are poised for a period of outperformance.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	24.03%	37.00%	21.25%	17.87%	17.02%
Baron Real Estate Fund — Institutional Shares[1,2]	24.36%	37.36%	21.57%	18.18%	17.32%
Baron Real Estate Fund — R6 Shares[1,2,3]	24.36%	37.36%	21.57%	18.18%	17.32%
MSCI USA IMI Extended Real Estate Index[1]	36.55%	22.82%	14.32%	14.29%	13.64%
MSCI US REIT Index[1]	41.71%	17.17%	9.46%	9.99%	11.10%

^	Commencement of investment operations was January 4, 2010.

[1]

The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2021 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Brookfield Asset Management Inc.	4.6%
Jones Lang LaSalle Incorporated	4.2%
Boyd Gaming Corporation	4.2%
Marriott Vacations Worldwide Corp.	4.1%
MGM Resorts International	3.9%
Lowe’s Companies, Inc.	3.7%
Red Rock Resorts, Inc.	3.4%
CBRE Group, Inc.	3.0%
American Tower Corp.	2.9%
Lennar Corporation	2.8%

36.8%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron Real Estate Fund1 appreciated 24.03%, underperforming the MSCI USA IMI Extended Real Estate Index, which increased 36.55%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (“REITs”) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The pandemic continued to have unusually divergent impacts on different categories of real estate in 2021, with some, such as industrial real estate and residential real estate, benefiting from tailwinds, and others, such as office real estate, facing tailwinds. REITs in general benefited broadly from investor expectations of economic growth driven by the successful rollout of vaccines, pent-up demand from consumers and businesses, the ongoing recovery in employment, and federal stimulus payments.

REITs, casinos & gaming operators, and building products/services were the top contributing categories. Data centers detracted.

Shares of top contributor Red Rock Resorts, Inc., a casino operator in the Las Vegas locals market, rose on reported EBITDA significantly above pre-pandemic levels and a complete recovery in revenue. Management has said it thinks the margin expansion is sustainable given revenue levels and a reimagined cost structure. Robust free cash flow combined with the $650 million sale of its Palms casino should help improve the balance sheet.

The top detractor was Zillow Group, Inc., which operates leading U.S. real estate sites. Shares were down following the announced closure of its home-buying business, along with hundreds of millions of dollars in write-downs in the segment as a result of overpaying for homes. This was a rapid change in narrative, and we still do not have a good answer as to what went wrong. We lost a significant amount of trust in management and their ability to execute. We chose to exit our position.

As the impact of the pandemic slowly recedes, we believe this is an opportune time for active managers in real estate who have the flexibility to shift into growth areas while avoiding others facing a longer and more uncertain recovery. We believe our philosophy of structuring a more inclusive and unique real estate fund — one that includes REITs but is more expansive, balanced, and diversified than a typical “REIT only” fund — is a compelling long-term strategy.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	(6.26)%	12.70%	10.31%	8.19%	5.59%
Baron Emerging Markets Fund — Institutional Shares[1,2]	(6.07)%	12.99%	10.58%	8.46%	5.86%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	(6.07)%	12.98%	10.58%	8.47%	5.86%
MSCI EM Index[1]	(2.54)%	10.94%	9.87%	5.49%	3.05%
MSCI EM IMI Growth Index[1]	(5.50)%	15.16%	12.51%	7.49%	4.64%

^	Commencement of investment operations was January 3, 2011.

[1]

The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032 unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2021 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Taiwan Semiconductor Manufacturing Company Ltd.	5.3%
Tencent Holdings Limited	3.8%
Samsung Electronics Co., Ltd.	3.2%
Bajaj Finance Limited	2.7%
Reliance Industries Limited	2.5%
Glencore PLC	2.1%
Alibaba Group Holding Limited	2.1%
China Conch Venture Holdings Ltd.	1.9%
Han’s Laser Technology Industry Group Co., Ltd	1.8%
Sberbank of Russia PJSC	1.7%

27.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron Emerging Markets Fund1 declined 6.26%, underperforming the MSCI EM Index, which fell 2.54%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size with their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While the global markets continued their upward climb in 2021, beneath the surface, a major rotation took place. The year started off with the “recovery play,” with speculative and higher growth stocks peaking on the strength of massive policy stimulus, positive vaccine developments, and reopening economies. That trend, however, reversed as a slowdown in Chinese credit growth, concerns over COVID variants, and rising conviction that the Federal Reserve would not fall too far behind the curve coalesced to cool growth expectations and commodity prices. As a result, emerging market equities lagged significantly, although we remain optimistic regarding their relative appeal, particularly on a multi-year basis.

On a country basis, India, the U.K., and Taiwan contributed the most. China, Brazil, and Korea were the biggest detractors.

On a sector basis, Materials, Energy, and Financials contributed the most. Consumer Discretionary, Information Technology, and Health Care detracted the most.

Glencore PLC was the top contributor. Among other metals, mining, and commodities, it is a major producer of key metals for batteries enabling the electrification of transportation and energy storage, including copper and cobalt. Shares increased in 2021 due to a rise in copper prices. We expect a multi-year supply deficit for copper driven by an increase in demand as electric vehicles and wind/solar power plants require four to five times more copper than their conventional counterparts.

Alibaba Group Holding Limited, the largest retailer and e-commerce company in China, was the top detractor. Shares were down given regulatory crackdowns on digital technology and consumerism in an attempt to refocus investment in China. We retain conviction that Alibaba will benefit from rapid growth in cloud services, logistics, and retail.

We believe the global economy, corporate earnings, and asset prices are influenced by two major axes of macroeconomic activity and liquidity: China and the U.S. While China’s regulatory and credit tightening cycle seems to be nearing its trough, the U.S. seems to be passing through a near-term peak with a phase of moderation or tightening increasingly inevitable. We also believe Omicron may represent the transition of COVID from pandemic to endemic and, subsequently, full economic normalization. While we suspect the recent correction may have further to run, we are increasingly confident emerging market equities are poised for a period of mean-reverting outperformance.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	0.60%	37.75%	30.32%	18.56%
Baron Global Advantage Fund — Institutional Shares[1,2]	0.86%	38.10%	30.62%	18.82%
Baron Global Advantage Fund — R6 Shares[1,2,3]	0.86%	38.10%	30.63%	18.83%
MSCI ACWI Index[1]	18.54%	20.38%	14.40%	11.12%
MSCI ACWI Growth Index[1]	17.10%	27.58%	19.92%	13.82%

†

The Fund’s, 1-, 3- and 5-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The MSCI ACWI Index and the MSCI ACWI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2021 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Rivian Automotive, Inc.	7.4%
Alphabet Inc.	6.5%
Amazon.com, Inc.	4.9%
Endava plc	4.7%
EPAM Systems, Inc.	4.3%
Shopify Inc.	4.0%
argenx SE	3.2%
MercadoLibre, Inc.	2.8%
ZoomInfo Technologies Inc.	2.5%
Twilio Inc.	2.3%

42.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron Global Advantage Fund1 appreciated 0.60%, underperforming the MSCI ACWI Index, which increased 18.54%.

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of companies throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside the U.S. Under normal conditions, at least 40% of net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While equity markets continued their upward climb through 2021, several rotations took place beneath the surface. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks peaking as pent-up demand met massive stimulus, effective vaccines, and the reopening of the economy. Secular growth stocks then came back in favor, driven in part by robust corporate earnings and economic growth. In mid-November, however, the markets shifted again as uncertainty around inflation, rising interest rates, the Omicron variant, and geopolitical unrest spurred a flight to safety and faster growing, smaller, higher-multiple, and emerging markets stocks declined, while pro-cyclical, larger-capitalization, lower-multiple, and developed markets stocks outperformed.

On a country basis, the U.S., U.K., and Netherlands contributed the most while China, Brazil, and Israel detracted the most.

On a sector basis, Information Technology and Communication Services contributed while Consumer Discretionary, Health Care, and Real Estate detracted the most.

The top contributor was Alphabet Inc., the parent company of Google. Shares climbed on continued recovery in ad spend, strong cloud revenue growth, and improved cost controls. We remain highly convinced of Alphabet’s merits as it continues to benefit from growth in mobile and online video advertising, which accrues to its core assets of search, YouTube, and the Google ad network.

TAL Education Group is a leading K-12 after-school tutoring company in China with over 1,000 learning centers in 110 cities. Shares declined sharply following continued rumors regarding the severity of the upcoming regulatory changes that investors fear will adversely impact the after-school tutoring industry in China. We exited our position.

Every day we live and invest in an uncertain world. The constant challenges we face are real and serious, with clearly uncertain outcomes. History would suggest that most will prove passing or manageable. The business of capital allocation (or investing) is the business of taking risk, managing the uncertainty, and taking advantage of the long-term opportunities that those risks and uncertainties create. We are confident our process is the right one, and we believe it will enable us to make good investment decisions over time.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Since Inception (December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	29.08%	29.17%	17.57%
Baron Real Estate Income Fund — Institutional Shares[1,2]	29.51%	29.34%	17.79%
Baron Real Estate Income Fund — R6 Shares[1,2]	29.46%	29.32%	17.78%
MSCI US REIT Index[1]	41.71%	17.17%	10.94%

^	Commencement of investment operations was January 2, 2018.

[1]

The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The index and Baron Real Estate Income Fund include reinvestment of interest, capital gains and dividends, which positively impact the performance results. The index is unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2021 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Invitation Homes, Inc.	5.7%
American Tower Corp.	5.6%
Rexford Industrial Realty, Inc.	5.2%
Equity Residential	5.2%
AvalonBay Communities, Inc.	5.1%
Prologis, Inc.	5.0%
Simon Property Group, Inc.	4.8%
Public Storage Incorporated	3.8%
Brookfield Infrastructure Partners L.P.	3.5%
Boyd Gaming Corporation	3.4%

47.3%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron Real Estate Income Fund1 increased 29.08%, underperforming the MSCI US REIT Index, which increased 41.71%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The pandemic continued to have unusually divergent impacts on different categories of real estate in 2021, with some, such as industrial real estate and residential real estate, benefiting from it, and others, such as office real estate, hurt by it. REITs in general outperformed the broader market as they benefited broadly from investor expectations of economic growth driven by the successful rollout of vaccines, pent-up demand from consumers and businesses, the ongoing recovery in employment, and federal stimulus payments.

Investments in industrial REITs, non-REIT real estate companies, single-family rental REITs, and multi-family REITs contributed the most. There were no significant detracting categories for the year.

Shares of top contributor Red Rock Resorts, Inc., an operator of casinos in the Las Vegas locals market, rose on reported EBITDA significantly above pre-pandemic levels and a complete recovery in revenue. Management has said that it thinks the margin expansion is sustainable given revenue levels and a reimagined cost structure. Robust free cash flow combined with the $650 million sale of its Palms casino should help improve the balance sheet.

GDS Holdings Ltd., a leading Chinese data center operator within Tier 1 cities, detracted the most. Shares fell due to the overall sell-off in Chinese technology-related companies given tightening government regulations, market concerns regarding supply and competition, and escalation of geopolitical tensions. We exited our position.

The increasing pace of vaccinations, strong corporate earnings, favorable monetary policy and fiscal stimulus, and record cash levels held by both consumers and companies bode well for economic growth. While interest rates have increased, they remain low on a historic basis, and we expect investors to continue to search for yield, which should aid REITs, other dividend-yielding real estate companies, and real estate companies broadly. We believe this is an opportune time for active managers in real estate who have the flexibility to shift into growth areas while avoiding others facing a longer and more uncertain recovery.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Since Inception (April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	15.46%	32.03%	23.81%
Baron Health Care Fund — Institutional Shares[1,2]	15.72%	32.34%	24.12%
Baron Health Care Fund — R6 Shares[1,2]	15.79%	32.38%	24.12%
Russell 3000 Health Care Index[1]	18.60%	20.01%	17.60%
S&P 500 Index[1]	28.71%	26.07%	19.52%

[1]

The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2021 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
UnitedHealth Group Incorporated	7.0%
ICON Plc	5.4%
Thermo Fisher Scientific Inc.	4.7%
Bio-Techne Corporation	4.7%
Natera, Inc.	4.2%
Eli Lilly and Company	3.9%
argenx SE	3.3%
Zoetis Inc.	2.8%
Dechra Pharmaceuticals PLC	2.8%
Edwards Lifesciences Corp.	2.3%

41.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron Health Care Fund1 appreciated 15.46%, underperforming the Russell 3000 Health Care Index, which rose 18.60%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities of companies engaged in the research, development, production, sale, delivery, or distribution of products and services related to the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, durable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Following the worst of the COVID crisis, elective care resumed, high expenses related to COVID patient care subsided, and medical equipment and pharmaceutical stocks followed the market higher in 2021. In addition, in June, the Supreme Court again ruled that the individual mandate provision of the Affordable Care Act (“ACA”) was constitutional, thwarting efforts to repeal the entire ACA and avoiding potential sector upheaval.

Life sciences tools & services, health care equipment, and pharmaceuticals contributed the most. Health care technology detracted.

ICON Plc was the largest contributor. Shares of this leading global contract research organization providing drug development support to the biopharmaceutical industry ended 2021 strongly after reporting a solid first quarter post-merger with PRA Health Sciences. There was no evidence of disruptions, and both revenue and cost synergies appear achievable if not beatable. Biopharmaceutical funding remains robust, and the added breadth and depth provided by the merger ensures ICON’s seat at the RFP table.

Natera, Inc. was the largest detractor. Shares of this leader in non-invasive prenatal testing fell as the broader genomics space sold off. Natera has also applied its proprietary blood testing technology for organ transplant rejection testing and cancer detection, and we maintain conviction that Natera is in the early innings of changing the standard of care within cancer recurrence monitoring.

The Health Care sector has many favorable long-term attributes, such as cost-saving and care-improving advances in medical technologies and an aging population who will demand more extensive drug treatments and medical care over time. Valuations are relatively attractive, and balance sheets are generally in good shape. We also believe we are in the beginning of a transformational period in health care with major advances in science, medicine, and technology. Funding for research remains robust and regulatory approvals of novel drugs continue at high levels. We focus on identifying high-quality, competitively advantaged growth companies with great management teams that we believe will benefit the most from the secular trends we have identified.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron FinTech Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FINTECH FUND† (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE FACTSET GLOBAL FINTECH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Since Inception (December 31, 2019)^
Baron FinTech Fund — Retail Shares[1,2]	15.04%	30.00%
Baron FinTech Fund — Institutional Shares[1,2]	15.35%	30.31%
Baron FinTech Fund — R6 Shares[1,2]	15.28%	30.31%
S&P 500 Index[1]	28.71%	23.44%
FactSet Global FinTech Index[1]	(3.71)%	13.92%

†

The Fund’s 1-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 2, 2020.

[1]

The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The FactSet Global FinTech Index is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware, across 30 developed and emerging markets. The indexes and Baron FinTech Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2021 (Unaudited)	Baron FinTech Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Endava plc	5.0%
Intuit Inc.	4.6%
S&P Global Inc.	4.0%
Mastercard Incorporated	3.7%
Visa, Inc.	3.7%
Shopify Inc.	3.5%
EPAM Systems, Inc.	3.5%
BlackRock Inc.	3.3%
MSCI, Inc.	3.3%
Accenture plc	3.3%

37.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2021, Baron FinTech Fund1 appreciated 15.04%, underperforming the S&P 500 Index, which increased 28.71%.

Baron FinTech Fund is a non-diversified fund that invests in companies of any market capitalization that develop or use innovative technologies related in a significant way to financial services. The Fund invests principally in U.S. securities but may invest up to 25% in non-U.S. securities. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

FinTech was uncharacteristically weak in 2021 due to a number of factors, including: 1) competition between “legacy” and increasing numbers of FinTech start-ups built on modern technology; 2) cryptocurrency disintermediation risk; 3) disruption from Buy-Now Pay-Later providers; 4) headwinds for card networks and merchant acquirers due to the slow recovery of cross-border travel; 5) a rotation into traditional financials and other cyclicals driven by rising interest rates; and 6) competition for capital from new issuances given a record-high 39 FinTech IPOs and a similar surge of SPAC activity.

At the sector level, Information Technology, Financials, and Industrials contributed the most to performance. Consumer Discretionary and Communication Services detracted.

Endava plc was the top contributor. Shares of this provider of consulting and outsourced software development performed well as revenue and earnings growth accelerated throughout the year, reaching 55% and 89%, respectively, in the most recent quarter. Demand was strong as software modernization, cloud computing, and digital transformation remain top priorities for businesses. Management expects organic revenue growth to exceed 30% this fiscal year and 20% over the long term with upside from accretive acquisitions.

Block, Inc., which provides point-of-sale technology to small businesses and operates the Cash App ecosystem of financial services for individuals, declined on a moderation in Cash App growth from elevated levels as the benefits of government stimulus payments wore off as well as investor concerns about the earnings prospects for the pending acquisition of Afterpay, a provider of Buy-Now Pay-Later services. We remain investors given Block’s long runway for growth, competitive advantages, and unique corporate culture.

Despite the recent pullback, we feel positive about the growth prospects for our holdings. While we pay close attention to the factors outlined above, we consider them only in the context of how they may impact the fundamentals and long-term growth opportunities of our holdings. Volatility often presents opportunities to upgrade the portfolio at more attractive valuations. Longer term, we expect FinTech companies to benefit from secular growth trends such as the shift to electronic payments, the rise of e-commerce, the need for data and analytics to inform decision-making, the electronification of the capital markets, and the need for more modern technology and digital transformation in all areas of commerce.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron New Asia Fund (Unaudited)	December 31, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON NEW ASIA FUND (RETAIL SHARES)

IN RELATION TO THE MSCI AC ASIA EX JAPAN INDEX AND MSCI AC ASIA INDEX NET

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2021
Since Inception (July 30, 2021)*
Baron New Asia Fund — Retail Shares[1,2]	1.70%
Baron New Asia Fund — Institutional Shares[1,2]	1.70%
Baron New Asia Fund — R6 Shares[1,2]	1.70%
MSCI AC Asia ex Japan Index[1]	(3.19)%
MSCI AC Asia Index Net[1]	(1.45)%

*	Not Annualized.

[1]

The MSCI AC Asia ex Japan Index captures large and mid cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 8 Emerging Markets (EM) countries in Asia. The MSCI AC Asia Index captures large and mid cap representation across Developed Markets countries and Emerging Markets countries in Asia. The indexes and Baron New Asia Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2021 (Unaudited)	Baron New Asia Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2021

Percent of Net Assets
Taiwan Semiconductor Manufacturing Company Ltd.	4.9%
Bajaj Finance Limited	2.7%
Reliance Industries Limited	2.5%
Han’s Laser Technology Industry Group Co., Ltd	2.3%
China Conch Venture Holdings Ltd.	2.3%
Aarti Industries Ltd.	2.2%
Tata Communications Limited	2.2%
Bharti Airtel Limited	2.1%
Asian Paints Limited	2.1%
Divi’s Laboratories Ltd.	2.0%

25.3%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

From its inception on July 30, 2021 through December 31, 2021, Baron New Asia Fund1 increased 1.70%, outperforming the MSCI AC Asia ex Japan Index, which fell 3.19%.

Baron New Asia Fund is a diversified fund that invests primarily in companies of all sizes with significant growth potential located in Asia. The Fund emphasizes securities in developing Asian markets, including frontier markets. Under normal circumstances, the Fund invests 80% of its net assets in companies located in Asia. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While the global markets continued their upward climb in 2021, beneath the surface, a major rotation took place. The year started off with the “recovery play,” with speculative and higher growth stocks peaking on the strength of massive policy stimulus, positive vaccine developments, and reopening economies. That trend, however, reversed as a slowdown in Chinese credit growth, concerns over COVID variants, and rising conviction that the Federal Reserve would not fall too far behind the curve coalesced to cool growth expectations and commodity prices. As a result, Asian emerging market equities lagged significantly, although we remain optimistic regarding their relative appeal, particularly on a multi-year basis.

On a country basis, India, Taiwan, and Japan contributed the most. China, Indonesia, and the U.S. detracted.

On a sector basis, Industrials, Materials, and Communication Services contributed the most. Consumer Discretionary and Health Care detracted.

Neogen Chemicals Limited was the top contributor. Neogen Chemicals is an emerging leader in India’s specialty chemical industry with a focus on bromine-based derivatives and lithium salts. Strong performance was driven by above-consensus earnings results and a robust long-term outlook. The company is a key beneficiary of supply chains diversifying outside of China and import substitution occurring within India. We expect earnings to sustain 20% to 25% CAGR over the next three to five years.

Zai Lab Limited was the top detractor. Zai Lab is a Chinese biotechnology company dedicated to bringing Western medicines to greater China and transitioning to a fully integrated company with internal drug development capabilities. Shares declined due to concerns related to investing in China given government actions to curb profitability. We are reviewing our position.

We believe the global economy, corporate earnings, and asset prices are influenced by two major axes of macroeconomic activity and liquidity: China and the U.S. While China’s regulatory and credit tightening cycle seems to be nearing its trough, the U.S. seems to be passing through a near-term peak with a phase of moderation or tightening increasingly inevitable. We also believe Omicron may represent the transition of COVID from pandemic to endemic and, subsequently, full economic normalization. While we suspect the recent correction may have further to run, we are increasingly confident that Asian emerging market equities are poised for a period of mean-reverting outperformance.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2021

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (100.69%)
Communication Services (4.64%)
	Alternative Carriers (1.43%)
3,000,000	Iridium Communications, Inc.[1]	$96,306,071	$123,870,000

	Movies & Entertainment (3.21%)
5,000,000	Manchester United plc, Cl A2	86,278,246	71,200,000
884,497	Spotify Technology SA1,2	202,500,818	206,998,833

		288,779,064	278,198,833

Total Communication Services		385,085,135	402,068,833

Consumer Discretionary (60.29%)
	Automobile Manufacturers (50.05%)
4,100,000	Tesla, Inc.[1,5]	185,505,591	4,332,798,000

	Casinos & Gaming (0.80%)
600,000	Penn National Gaming, Inc.[1]	33,651,836	31,110,000
700,000	Red Rock Resorts, Inc., Cl A1	17,958,612	38,507,000

		51,610,448	69,617,000

	Hotels, Resorts & Cruise Lines (5.02%)
3,300,000	Hyatt Hotels Corp., Cl A1	113,614,808	316,470,000
700,000	Marriott Vacations Worldwide Corp.	81,762,309	118,286,000

		195,377,117	434,756,000

	Leisure Facilities (3.79%)
1,000,000	Vail Resorts, Inc.	48,702,009	327,900,000

	Restaurants (0.36%)
1,300,000	Krispy Kreme, Inc.	22,054,500	24,596,000
200,000	Sweetgreen, Inc., Cl A1	6,860,092	6,400,000

		28,914,592	30,996,000

	Specialty Stores (0.27%)
500,000	Warby Parker, Inc., Cl A1	26,170,943	23,280,000

Total Consumer Discretionary		536,280,700	5,219,347,000

Financials (13.61%)
	Asset Management & Custody Banks (1.18%)
1,000,000	Brookfield Asset Management, Inc., Cl A2	35,923,845	60,380,000
451,753	Cohen & Steers, Inc.	34,514,776	41,791,670

		70,438,621	102,171,670

	Financial Exchanges & Data (4.99%)
700,000	FactSet Research Systems, Inc.	46,576,636	340,207,000
150,000	MSCI, Inc.	37,181,742	91,903,500

		83,758,378	432,110,500

	Investment Banking & Brokerage (3.79%)
3,900,000	The Charles Schwab Corp.	86,233,677	327,990,000

	Property & Casualty Insurance (3.36%)
6,550,000	Arch Capital Group Ltd.[1,2]	30,153,581	291,147,500

	Reinsurance (0.29%)
400,000	Brookfield Asset Management Reinsurance Partners Ltd., Cl A2	23,886,631	25,052,000

Total Financials		294,470,888	1,178,471,670

Shares		Cost	Value
Common Stocks (continued)
Health Care (6.09%)
	Health Care Equipment (6.09%)
800,000	IDEXX Laboratories, Inc.[1]	$35,048,047	$526,768,000

Industrials (7.16%)
	Aerospace & Defense (0.45%)
1,000,000	Archer Aviation, Inc., Cl A1	9,720,280	6,040,000
125,625	HEICO Corp.	9,632,520	18,117,638
116,875	HEICO Corp., Cl A	7,586,429	15,020,775

		26,939,229	39,178,413

	Research & Consulting Services (6.71%)
7,350,000	CoStar Group, Inc.[1]	98,974,400	580,870,500

Total Industrials		125,913,629	620,048,913

Information Technology (7.46%)
	Application Software (1.73%)
124,287	AppLovin Corp., Cl A1	9,942,960	11,715,293
925,000	Guidewire Software, Inc.[1]	74,997,711	105,015,250
175,000	RingCentral, Inc., Cl A1	46,460,919	32,786,250

		131,401,590	149,516,793
	Data Processing & Outsourced Services (1.80%)
59,246	Adyen N.V., 144A (Netherlands)[1,2,6]	53,544,382	155,520,726
	Internet Services & Infrastructure (1.23%)
77,500	Shopify, Inc., Cl A1,2	62,084,281	106,747,725
	IT Consulting & Other Services (2.70%)
700,000	Gartner, Inc.[1]	83,980,674	234,024,000

Total Information Technology		331,010,927	645,809,244

Real Estate (1.44%)
	Office REITs (0.42%)
1,085,000	Douglas Emmett, Inc.	29,546,294	36,347,500
	Specialized REITs (1.02%)
1,819,296	Gaming and Leisure Properties, Inc.	57,527,412	88,526,943

Total Real Estate		87,073,706	124,874,443

Total Common Stocks		1,794,883,032	8,717,388,103

Private Common Stocks (2.16%)
Consumer Discretionary (0.54%)
	Internet & Direct Marketing Retail (0.54%)
197,613	StubHub Holdings, Inc., Cl A1,3,4,7	50,000,041	46,367,914

Industrials (1.62%)
	Aerospace & Defense (1.62%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,7	29,920,185	123,118,237
30,221	Space Exploration Technologies Corp., Cl C1,3,4,7	4,079,835	16,788,068

Total Industrials		34,000,020	139,906,305

Total Private Common Stocks		84,000,061	186,274,219

22	See Notes to Financial Statements.

December 31, 2021	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Shares		Cost	Value
Private Convertible Preferred Stocks (0.09%)
Industrials (0.09%)
	Electrical Components & Equipment (0.09%)
21,213,656	Northvolt AB, Series E2 (Sweden)[1,2,3,4,7]	$7,843,621	$7,562,202

Private Preferred Stocks (3.55%)
Industrials (3.55%)
	Aerospace & Defense (3.55%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,7	41,999,985	172,825,271
131,657	Space Exploration Technologies Corp., Cl I1,3,4,7	22,250,032	73,136,780
111,111	Space Exploration Technologies Corp., Cl N1,3,4,7	29,999,970	61,723,272

Total Private Preferred Stocks		94,249,987	307,685,323

Warrants (0.00%)
Industrials (0.00%)
	Aerospace & Defense (0.00%)
166,666	Archer Aviation, Inc., Cl A Exp 9/16/2026[1]	279,719	193,332

Principal Amount		Cost	Value
Short Term Investments (0.00%)
$288,577	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $288,577; (Fully collateralized by $290,000 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $294,360)[6]	$288,577	$288,577

Total Investments (106.49%)		$1,981,544,997	9,219,391,756

Liabilities Less Cash and Other Assets (-6.49%)			(562,021,673)

Net Assets			$8,657,370,083

Retail Shares (Equivalent to $199.00 per share based on 19,614,190 shares outstanding)			$3,903,206,223

Institutional Shares (Equivalent to $205.95 per share based on 20,036,736 shares outstanding)			$4,126,655,051

R6 Shares (Equivalent to $205.94 per share based on 3,047,026 shares outstanding)			$627,508,809

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2021, the market value of restricted and fair valued securities amounted to $501,521,744 or 5.79% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the market value of Rule 144A securities amounted to $155,520,726 or 1.80% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Focused Growth Fund	December 31, 2021

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (91.88%)
Communication Services (8.86%)
	Alternative Carriers (2.89%)
587,064	Iridium Communications, Inc.[1]	$10,362,120	$24,239,872

	Movies & Entertainment (5.97%)
1,040,000	Manchester United plc, Cl A2	17,474,690	14,809,600
150,503	Spotify Technology SA1,2	35,144,785	35,222,217

		52,619,475	50,031,817

Total Communication Services		62,981,595	74,271,689

Consumer Discretionary (52.41%)
	Automobile Manufacturers (25.84%)
205,000	Tesla, Inc.[1,5]	8,168,271	216,639,900

	Casinos & Gaming (8.50%)
150,000	Boyd Gaming Corporation[1]	9,824,271	9,835,500
500,000	MGM Resorts International	22,980,169	22,440,000
487,000	Penn National Gaming, Inc.[1]	9,172,667	25,250,950
250,000	Red Rock Resorts, Inc., Cl A1	3,029,899	13,752,500

		45,007,006	71,278,950

	Hotels, Resorts & Cruise Lines (8.61%)
155,000	Choice Hotels International, Inc.	5,375,923	24,178,450
500,000	Hyatt Hotels Corp., Cl A1	24,424,809	47,950,000

		29,800,732	72,128,450

	Leisure Facilities (4.69%)
120,000	Vail Resorts, Inc.	11,134,877	39,348,000

	Restaurants (2.96%)
550,000	Krispy Kreme, Inc.	7,687,083	10,406,000
450,000	Sweetgreen, Inc., Cl A1	13,820,261	14,400,000

		21,507,344	24,806,000

	Specialty Stores (1.81%)
325,000	Warby Parker, Inc., Cl A1	17,790,367	15,132,000

Total Consumer Discretionary		133,408,597	439,333,300

Financials (12.15%)
	Financial Exchanges & Data (5.34%)
82,500	FactSet Research Systems, Inc.	9,125,395	40,095,825
7,600	MSCI, Inc.	5,000,482	4,656,444

		14,125,877	44,752,269

	Investment Banking & Brokerage (2.04%)
440,000	Jefferies Financial Group, Inc.	16,851,613	17,072,000

	Property & Casualty Insurance (4.77%)
900,000	Arch Capital Group Ltd.[1,2]	25,104,585	40,005,000

Total Financials		56,082,075	101,829,269

Health Care (0.96%)

	Health Care Supplies (0.96%)
292,000	Figs, Inc., Cl A1	8,977,596	8,047,520

Shares		Cost	Value
Common Stocks (continued)
Industrials (6.70%)
	Aerospace & Defense (0.62%)
36,250	HEICO Corp.	$4,997,345	$5,227,975

	Industrial Machinery (0.61%)
650,000	Velo3D, Inc.[1]	7,392,465	5,076,500

	Research & Consulting Services (5.47%)
580,000	CoStar Group, Inc.[1]	10,184,660	45,837,400

Total Industrials		22,574,470	56,141,875

Information Technology (9.63%)
	Application Software (7.51%)
350,000	Guidewire Software, Inc.[1]	34,820,618	39,735,500
160,000	Pegasystems, Inc.	19,181,142	17,891,200
550,000	SmartRent, Inc.[1,4]	6,614,370	5,324,000

		60,616,130	62,950,700

	Electronic Equipment & Instruments (2.12%)
1,700,000	Mirion Technologies, Inc.[1]	17,664,153	17,799,000

Total Information Technology		78,280,283	80,749,700

Real Estate (1.17%)
	Residential REITs (1.17%)
225,000	American Homes 4 Rent, Cl A	4,700,804	9,812,250

Total Common Stocks		367,005,420	770,185,603

Private Common Stocks (5.12%)
Industrials (5.12%)
	Aerospace & Defense (5.12%)
62,957	Space Exploration Technologies Corp., Cl A1,3,4,7	26,390,845	34,973,243
14,317	Space Exploration Technologies Corp., Cl C1,3,4,7	6,808,820	7,953,237

Total Private Common Stocks		33,199,665	42,926,480

Private Preferred Stocks (2.68%)
Industrials (2.68%)
	Aerospace & Defense (2.68%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,7	4,000,050	16,459,762
1,479	Space Exploration Technologies Corp., Cl I1,3,4,7	249,951	821,599
9,259	Space Exploration Technologies Corp., Cl N1,3,4,7	2,499,930	5,143,467

Total Private Preferred Stocks		6,749,931	22,424,828

24	See Notes to Financial Statements.

December 31, 2021	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Principal Amount		Cost	Value
Short Term Investments (0.08%)
$683,809	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $683,809; (Fully collateralized by $687,200 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $697,531)[6]	$683,809	$683,809

Total Investments (99.76%)		$407,638,825	836,220,720

Cash and Other Assets Less Liabilities (0.24%)			1,971,256

Net Assets			$838,191,976

Retail Shares (Equivalent to $44.52 per share based on 4,712,848 shares outstanding)			$209,805,068

Institutional Shares (Equivalent to $46.09 per share based on 6,677,978 shares outstanding)			$307,774,544

R6 Shares (Equivalent to $46.12 per share based on 6,951,713 shares outstanding)			$320,612,364

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2021, the market value of restricted and fair valued securities amounted to $65,351,308 or 7.80% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron International Growth Fund	December 31, 2021

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (92.85%)
Australia (0.79%)
644,822	NEXTDC Limited[1,2]	$3,195,310	$5,987,577

Brazil (1.79%)
228,286	Afya Ltd., Cl A1	4,414,207	3,586,373
166,816	Notre Dame Intermedica Participacoes S.A.[2]	1,713,139	1,800,894
565,067	Suzano SA1,2	5,259,612	6,103,338
71,025	XP, Inc., Cl A1	2,333,152	2,041,259

Total Brazil		13,720,110	13,531,864

Canada (2.03%)
185,879	CAE, Inc.[1]	2,676,840	4,689,038
5,753	Constellation Software, Inc.	1,211,775	10,673,897

Total Canada		3,888,615	15,362,935

China (12.61%)
60,233	Alibaba Group Holding Limited, ADR[1]	8,900,558	7,155,078
1,187,481	China Conch Venture Holdings Ltd.[2]	5,216,760	5,808,250
89,070	China Tourism Group Duty Free Corporation Ltd., Cl A2	1,663,346	3,070,555
721,479	Estun Automation Co. Ltd., Cl A2	3,095,123	2,938,494
443,894	Full Truck Alliance Co. Ltd., ADR[1]	4,338,066	3,715,393
677,697	Galaxy Entertainment Group Ltd.[1,2]	4,796,647	3,515,622
77,125	GDS Holdings Limited, ADR[1]	4,534,468	3,637,215
817,783	Han’s Laser Technology Industry Group Co., Ltd., Cl A2	5,180,240	6,932,416
602,284	Hua Hong Semiconductor Limited, 144A1,2	1,421,927	3,326,339
46,265	JD.com, Inc., ADR[1]	3,865,059	3,241,789
53,314	Kanzhun Ltd.[1]	1,902,412	1,859,592
1,197,374	Kingdee International Software Group Co. Ltd.[1,2]	747,698	3,685,706
1,271,184	Kingsoft Corp. Ltd.[2]	5,189,848	5,591,127
467,930	Midea Group Co., Ltd., Cl A2	4,082,222	5,418,892
161,592	Niu Technologies, ADR[1]	3,781,442	2,603,247
57,639	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A2	1,625,815	3,444,681
152,024	Tencent Holdings Limited[2]	7,651,900	8,870,768
37,011	Tencent Holdings Limited, ADR	2,328,777	2,157,741
82,666	Will Semiconductor Co. Ltd. Shanghai, Cl A2	2,901,615	4,030,321
675,443	Yonyou Network Technology Co. Ltd., Cl A2	3,897,860	3,802,840
65,523	Zai Lab Limited, ADR[1]	1,954,495	4,118,121
528,597	Zhejiang Dingli Machinery Co. Ltd., Cl A2	5,308,155	6,655,311

Total China		84,384,433	95,579,498

Denmark (0.77%)
147,153	Genmab A/S, ADR[1]	5,913,401	5,821,373

France (7.96%)
238,616	BNP Paribas S.A.[2]	9,827,924	16,498,155
91,320	Eurofins Scientific SE2	2,327,909	11,313,776
8,810	LVMH Moët Hennessy Louis Vuitton SE2	2,734,359	7,280,880
49,463	Pernod Ricard SA2	9,834,741	11,899,692
413,564	Vivendi SA2	3,788,275	5,594,241
240,000	Waga Energy SA1	6,892,161	7,732,690

Total France		35,405,369	60,319,434

Germany (3.25%)
166,022	Befesa SA, 144A2	8,477,233	12,739,231
233,362	Mister Spex SE1	6,607,093	2,991,586
60,194	Symrise AG2	5,218,374	8,902,370

Total Germany		20,302,700	24,633,187

Shares		Cost	Value
Common Stocks (continued)
Hong Kong (0.82%)
311,500	Techtronic Industries Co. Ltd.[2]	$2,131,519	$6,209,720

India (6.41%)
130,159	Bajaj Finance Limited[2]	6,292,790	12,157,256
2,573,163	Edelweiss Financial Services Ltd.[2]	2,162,198	2,484,996
279,909	Godrej Properties Ltd.[1,2]	3,762,871	7,034,457
149,203	HDFC Bank Ltd.[2]	2,221,756	2,953,804
125,802	Housing Development Finance Corp., Ltd.[2]	3,530,942	4,352,634
2,171,478	JM Financial Limited[2]	2,615,303	2,166,149
485,546	Max Financial Services Limited[1,2]	3,383,222	6,389,931
681,376	Nippon Life India Asset Management Ltd., 144A2	2,395,677	3,217,841
246,823	Reliance Industries Limited[2]	5,317,664	7,840,721

Total India		31,682,423	48,597,789

Israel (2.44%)
778,423	Innovid Corp. (formerly, ION Acquisition Corp. 2 Ltd.)[1]	7,756,785	5,176,513
150,000	ION Acquisition Corp. 3 Limited, Cl A1	1,500,000	1,467,000
206,857	SimilarWeb Ltd.[1]	4,372,051	3,704,809
478,588	Taboola.com Ltd.[1]	4,585,408	3,723,415
28,060	Wix.com Ltd.[1]	3,231,212	4,427,587

Total Israel		21,445,456	18,499,324

Italy (0.89%)
300,823	Stevanato Group SpA[1]	6,317,283	6,753,476

Japan (8.73%)
74,161	Advantest Corporation[2]	4,245,157	7,022,983
25,557	Keyence Corporation[2]	9,924,917	16,069,170
162,100	MonotaRO Co, Ltd.[2]	878,167	2,915,529
104,365	Okamoto Industries, Inc.[2]	4,791,855	3,834,556
177,000	Recruit Holdings Co, Ltd.[2]	4,885,462	10,771,457
252,800	SMS Co. Ltd.[2]	7,080,427	9,941,577
17,125	Tokyo Electron Limited[2]	4,384,823	9,856,676
997,816	Z Holdings Corporation[2]	6,948,425	5,757,389

Total Japan		43,139,233	66,169,337

Korea, Republic of (1.03%)
97,697	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,2]	9,407,011	7,765,851

Mexico (0.57%)
997,779	Grupo México S.A.B. de C.V., Series B	2,683,414	4,349,674

Netherlands (5.19%)
301,163	AMG Advanced Metallurgical Group NV2	9,243,767	9,676,391
38,003	argenx SE, ADR[1]	1,105,312	13,308,271
45,192	Koninklijke DSM NV2	6,603,481	10,177,523
218,710	Universal Music Group NV	4,565,460	6,170,251

Total Netherlands		21,518,020	39,332,436

Norway (0.87%)
1,674,654	AutoStore Holdings Ltd.[1]	6,251,869	6,614,717

Poland (0.72%)
454,418	InPost SA1	8,249,365	5,482,925

Russia (2.48%)
19,371	Novatek PJSC, GDR	2,398,324	4,536,688
1,100	Novatek PJSC, GDR (United Kingdom)[2]	153,019	257,186
246,558	Sberbank of Russia PJSC, ADR[2]	2,866,098	3,956,021
36,913	Sberbank of Russia PJSC, ADR	735,637	581,380
111,751	TCS Group Holding PLC, GDR	2,731,605	9,422,844

Total Russia		8,884,683	18,754,119

26	See Notes to Financial Statements.

December 31, 2021	Baron International Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (continued)
Spain (3.60%)
122,259	Cellnex Telecom S.A., 144A2	$6,904,096	$7,082,170
1,011,347	eDreams ODIGEO SA1	8,125,687	11,168,756
279,394	Industria de Diseno Textil, S.A.[2]	8,978,216	9,010,465

Total Spain		24,007,999	27,261,391

Sweden (1.66%)
281,414	Epiroc AB, Cl A2	4,208,821	7,115,774
15,168	Spotify Technology SA1	2,024,371	3,549,767
174,876	Telefonaktiebolaget LM Ericsson, ADR	1,440,034	1,900,902

Total Sweden		7,673,226	12,566,443

Switzerland (5.51%)
460,208	Clariant AG2	9,472,967	9,559,801
63,075	Compagnie Financiere Richemont SA2	7,454,267	9,425,601
854,578	Credit Suisse Group AG2	8,878,567	8,285,663
103,667	Nestle S.A.[2]	11,703,509	14,473,705

Total Switzerland		37,509,310	41,744,770

Taiwan (1.71%)
107,846	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	12,523,888	12,974,952

United Kingdom (18.17%)
144,508	AstraZeneca PLC, ADR	5,429,097	8,417,591
920,893	B&M European Value Retail S.A.[2]	4,218,892	7,932,188
98,806	Dechra Pharmaceuticals PLC[2]	3,329,156	7,141,171
83,079	Endava plc, ADR[1]	1,862,796	13,950,626
168,355	Experian plc[2]	3,854,297	8,292,471
442,543	Future PLC[2]	7,584,254	22,910,976
1,930,080	Glencore PLC[2]	8,494,684	9,834,294
455,172	J D Wetherspoon PLC[1,2]	5,458,253	5,917,197
39,713	Linde Public Limited Company[2]	7,560,276	13,780,711
14,543,578	Lloyds Banking Group[2]	5,197,333	9,444,473
1,933,928	S4 Capital PLC[1,2]	6,613,834	16,692,587
435,206	WANdisco plc[1]	3,773,599	2,462,325
478,279	Watches of Switzerland Group PLC, 144A1,2	4,210,305	9,227,751
160,000	Wise PLC, CI A (United Kingdom)[1,2]	1,875,107	1,645,339

Total United Kingdom		69,461,883	137,649,700

United States (2.41%)
54,278	Agilent Technologies, Inc.	2,697,621	8,665,483
215,344	Arch Capital Group Ltd.[1]	4,878,484	9,572,041

Total United States		7,576,105	18,237,524

Uruguay (0.44%)
92,564	Dlocal Ltd., Cl A1	1,943,844	3,303,609

Total Common Stocks		489,216,469	703,503,625

Shares		Cost	Value
Warrants (0.01%)
Israel (0.01%)
16,052	Innovid Corp. (formerly ION Acquisition Corp. 2. Ltd) Exp 11/30/2026[1]	$27,444	$17,818
56,745	Taboola.com Ltd., Exp 6/29/2026[1]	104,540	89,089

Total Warrants		131,984	106,907

Principal Amount
Short Term Investments (7.32%)
$55,440,720	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $55,440,720; (Fully collateralized by $55,712,000 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $56,549,570)[2]	55,440,720	55,440,720

Total Investments (100.18%)		$544,789,173	759,051,252

Liabilities Less Cash and Other Assets (-0.18%)			(1,379,322)

Net Assets			$757,671,930

Retail Shares (Equivalent to $33.29 per share based on 3,008,595 shares outstanding)			$100,146,618

Institutional Shares (Equivalent to $33.88 per share based on 14,674,695 shares outstanding)			$497,213,006

R6 Shares (Equivalent to $33.86 per share based on 4,734,032 shares outstanding)			$160,312,306

%	Represents percentage of net assets.
[1]	Non-income producing securities
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the market value of Rule 144A securities amounted to $35,593,332 or 4.70% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2021	Percentage of Net Assets

Information Technology	14.8%

Industrials	14.3%

Communication Services	12.6%

Financials	12.4%

Consumer Discretionary	12.1%

Materials	10.1%

Health Care	9.3%

Consumer Staples	3.5%

Energy	2.7%

Real Estate	0.9%

Special Purpose Acquisition Company	0.2%

Cash and Cash Equivalents*	7.1%
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	27

Baron Real Estate Fund	December 31, 2021

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (96.67%)
Communication Services (3.57%)
	Integrated Telecommunication Services (1.21%)
426,496	Cellnex Telecom S.A., 144A (Spain)[2,4]	$23,089,869	$24,705,889

	Interactive Media & Services (1.50%)
1,126,012	Tripadvisor, Inc.[1]	29,167,031	30,695,087

	Movies & Entertainment (0.86%)
248,933	Madison Square Garden Entertainment Corp.[1]	16,647,369	17,509,947

Total Communication Services		68,904,269	72,910,923

Consumer Discretionary (42.44%)
	Casinos & Gaming (16.20%)
1,295,250	Boyd Gaming Corporation[1]	50,145,172	84,929,542
464,701	Caesars Entertainment, Inc.[1]	41,812,328	43,463,485
678,250	Las Vegas Sands Corp.[1]	24,225,126	25,529,330
1,763,750	MGM Resorts International	74,940,946	79,157,100
544,200	Penn National Gaming, Inc.[1]	26,267,918	28,216,770
1,255,417	Red Rock Resorts, Inc., Cl A1	12,396,668	69,060,489

		229,788,158	330,356,716

	Distributors (0.52%)
18,600	Pool Corp.	3,697,960	10,527,600

	Home Improvement Retail (6.09%)
189,150	Floor & Decor Holdings, Inc., Cl A1	24,989,348	24,591,392
60,050	The Home Depot, Inc.	12,361,386	24,921,350
289,050	Lowe’s Companies, Inc.	44,776,429	74,713,644

		82,127,163	124,226,386

	Homebuilding (7.58%)
429,147	D.R. Horton, Inc.	34,777,337	46,540,992
189,373	Installed Building Products, Inc.	11,916,520	26,459,196
493,300	Lennar Corp., Cl A	42,214,843	57,301,728
333,350	Toll Brothers, Inc.	15,105,775	24,131,206

		104,014,475	154,433,122

	Hotels, Resorts & Cruise Lines (9.94%)
662,373	Hilton Grand Vacations, Inc.[1]	16,439,300	34,516,257
393,000	Hyatt Hotels Corp., Cl A1	29,484,670	37,688,700
490,336	Marriott Vacations Worldwide Corp.	63,633,946	82,856,978
861,497	Travel + Leisure Co.	51,815,653	47,614,939

		161,373,569	202,676,874

	Leisure Facilities (2.11%)
1,011,974	Six Flags Entertainment Corp.[1]	30,576,222	43,089,853

Total Consumer Discretionary		611,577,547	865,310,551

Financials (4.59%)
	Asset Management & Custody Banks (4.59%)
1,548,957	Brookfield Asset Management, Inc., Cl A2	58,175,499	93,526,024

Industrials (8.39%)
	Building Products (4.18%)
319,050	Fortune Brands Home & Security, Inc.	26,206,262	34,106,445
1,255,038	Janus International Group, Inc.[1]	13,522,237	15,713,076
651,401	The AZEK Co., Inc.[1]	24,194,332	30,120,782
38,800	Trex Co., Inc.[1]	1,148,735	5,239,164

		65,071,566	85,179,467

Shares		Cost	Value
Common Stocks (continued)

Industrials (continued)

	Research & Consulting Services (1.78%)
458,500	CoStar Group, Inc.[1]	$27,782,597	$36,235,255

	Trading Companies & Distributors (2.43%)
2,315,245	Hillman Solutions Corp.[1,3]	28,867,612	24,888,884
101,977	SiteOne Landscape Supply, Inc.[1]	12,172,226	24,706,987

		41,039,838	49,595,871

Total Industrials		133,894,001	171,010,593

Information Technology (1.39%)
	Application Software (0.63%)
1,335,301	SmartRent, Inc.[1,3]	13,353,010	12,925,714

	Internet Services & Infrastructure (0.76%)
1,660,900	NEXTDC Limited (Australia)[1,2,4]	8,234,614	15,422,498

Total Information Technology		21,587,624	28,348,212

Materials (2.69%)
	Construction Materials (2.69%)
264,550	Vulcan Materials Co.	42,045,754	54,915,289

Real Estate (32.18%)
	Diversified Real Estate Activities (0.49%)
1,198,470	DigitalBridge Group, Inc.[1]	5,811,540	9,983,255

	Industrial REITs (4.33%)
274,000	Prologis, Inc.	19,543,707	46,130,640
520,759	Rexford Industrial Realty, Inc.	27,007,372	42,238,762

		46,551,079	88,369,402

	Office REITs (0.09%)
58,285	Douglas Emmett, Inc.	1,324,962	1,952,548

	Real Estate Development (2.12%)
424,850	The Howard Hughes Corp.[1]	36,370,799	43,241,233

	Real Estate Services (7.21%)
562,950	CBRE Group, Inc., Cl A1	30,253,913	61,085,705
318,750	Jones Lang LaSalle, Inc.[1]	50,822,445	85,852,125

		81,076,358	146,937,830

	Residential REITs (6.82%)
385,750	Equity LifeStyle Properties, Inc.	22,733,874	33,814,845
557,100	Equity Residential	41,968,141	50,417,550
1,209,400	Invitation Homes, Inc.	37,910,525	54,834,196

		102,612,540	139,066,591

	Retail REITs (2.47%)
315,100	Simon Property Group, Inc.	29,949,378	50,343,527

	Specialized REITs (8.65%)
132,200	Alexandria Real Estate Equities, Inc.[3]	12,755,479	29,475,312
204,850	American Tower Corp.	36,418,882	59,918,625
40,790	Equinix, Inc.	7,719,388	34,501,814
218,198	Gaming and Leisure Properties, Inc.	5,424,205	10,617,515
481,150	MGM Growth Properties LLC, Cl A	11,112,651	19,654,977
56,850	SBA Communications Corp.	14,225,432	22,115,787

		87,656,037	176,284,030

Total Real Estate		391,352,693	656,178,416

28	See Notes to Financial Statements.

December 31, 2021	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (continued)
Special Purpose Acquisition Company (1.42%)
1,250,000	Fifth Wall Acquisition Corp. III, Cl A1,2	$12,500,000	$12,437,500
1,290,554	RXR Acquisition Corp.[1]	12,905,540	12,776,485
375,000	Tishman Speyer Innovation Corp. II1	3,750,000	3,693,750

Total Special Purpose Acquisition Company		29,155,540	28,907,735

Total Common Stocks		1,356,692,927	1,971,107,743

Principal Amount
Short Term Investments (2.50%)
$50,937,052	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $50,937,052; (Fully collateralized by $52,167,700 U.S. Treasury Note, 1.375% due 12/31/2028 Market value - $51,955,795)[4]	50,937,052	50,937,052

Total Investments (99.17%)		$1,407,629,979	2,022,044,795

Cash and Other Assets Less Liabilities (0.83%)			16,856,102

Net Assets			$2,038,900,897

Retail Shares (Equivalent to $40.24 per share based on 12,792,011 shares outstanding)			$514,808,781

Institutional Shares (Equivalent to $41.36 per share based on 36,045,763 shares outstanding)			$1,490,764,181

R6 Shares (Equivalent to $41.36 per share based on 805,880 shares outstanding)			$33,327,935

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the market value of Rule 144A securities amounted to $24,705,889 or 1.21% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	29

Baron Emerging Markets Fund	December 31, 2021

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (94.91%)
Brazil (4.65%)
22,306,926	Aeris Indústria E Comércio De Equipamentos Para Geracão De Energia SA1,3	$25,201,163	$26,200,290
2,148,277	Afya Ltd., Cl A1	54,078,553	33,749,432
9,025,553	Americanas SA1,3	88,999,599	50,859,403
2,802,875	Banco Inter SA Units[3]	28,983,525	14,251,809
5,829,042	Localiza Rent a Car SA3	38,656,937	55,304,503
4,038,833	Notre Dame Intermedica Participacoes S.A.[3]	42,547,288	43,602,005
1,576,349	StoneCo Ltd., Cl A1	40,150,571	26,577,244
11,702,818	Suzano SA1,3	113,970,626	126,403,156
1,262,165	XP, Inc., Cl A1	42,944,565	36,274,622

Total Brazil		475,532,827	413,222,464

China (33.27%)
1,562,616	Alibaba Group Holding Limited, ADR[1]	181,556,397	185,623,155
7,590,891	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Cl A3	32,680,285	62,831,505
35,280,573	China Conch Venture Holdings Ltd.[3]	144,557,394	172,565,630
19,543,732	China Mengniu Dairy Co. Ltd.[3]	59,586,876	110,790,920
49,913,662	China Molybdenum Co. Ltd., Cl A3	38,267,427	43,799,947
31,125,660	China Molybdenum Co. Ltd., Cl H3	16,819,873	16,441,891
2,123,924	China Tourism Group Duty Free Corporation Ltd., Cl A3	31,438,149	73,219,097
10,843,678	Estun Automation Co. Ltd., Cl A3	46,876,827	44,164,952
5,252,373	Full Truck Alliance Co. Ltd., ADR[1]	51,419,534	43,962,362
12,696,628	Galaxy Entertainment Group Ltd.[1,3]	95,225,959	65,865,043
1,035,142	GDS Holdings Limited, ADR[1]	46,614,384	48,817,297
3,266,029	GDS Holdings Limited, Cl A (Hong Kong)[1,3]	31,159,317	18,920,791
3,447,459	Glodon Co. Ltd., Cl A3	15,634,661	34,600,416
19,149,110	Han’s Laser Technology Industry Group Co., Ltd., Cl A3	117,106,378	162,328,640
2,329,270	Hangzhou Tigermed Consulting Co. Ltd., Cl A3	27,569,808	46,720,927
13,519,816	Hua Hong Semiconductor Limited, 144A1,3	37,413,311	74,668,242
907,727	JD.com, Inc., ADR[1]	74,125,106	63,604,431
1,005,398	Kanzhun Ltd.[1]	34,042,855	35,068,282
25,149,166	Kingdee International Software Group Co. Ltd.[1,3]	18,901,306	77,413,097
24,984,966	Kingsoft Corp. Ltd.[3]	104,208,040	109,892,910
11,280,116	Midea Group Co., Ltd., Cl A3	91,806,468	130,630,080
7,824,710	NARI Technology Co. Ltd., Cl A3	41,701,692	49,201,640
2,305,824	New Frontier Health Corp.[1]	23,810,791	26,424,743
4,477,898	SF Holding Co. Ltd., Cl A3	35,216,561	48,471,423
4,219,118	Shanghai Henlius Biotech, Inc., Cl H, 144A1,3	26,040,295	11,928,626
1,326,490	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	40,786,713	79,275,046
4,958,486	Shenzhou International Group Holdings Ltd.[3]	38,597,456	96,014,479
5,453,282	Tencent Holdings Limited[3]	217,440,062	318,205,017
385,324	Tencent Holdings Limited, ADR	21,576,030	22,464,389
15,750,637	Venustech Group, Inc., Cl A3	77,680,269	70,558,591
1,675,060	Will Semiconductor Co. Ltd. Shanghai, Cl A3	62,163,363	81,666,333
21,514,414	Winning Health Technology Group Co. Ltd., Cl A3	58,665,379	56,579,005
4,006,450	Wuxi Biologics Cayman, Inc., 144A1,3	60,990,648	47,431,936
8,198,123	Yonyou Network Technology Co. Ltd., Cl A3	47,309,892	46,156,602
1,065,755	Yum China Holdings, Inc.	60,603,203	53,117,229

Shares		Cost	Value
Common Stocks (continued)

China (continued)
714,494	Yum China Holdings, Inc. (Hong Kong)[3]	$39,372,698	$35,093,407
5,616,486	Yunnan Baiyao Group Co. Ltd., Cl A3	83,820,780	92,284,130
984,977	Zai Lab Limited, ADR[1]	20,462,059	61,905,804
11,007,334	Zhejiang Dingli Machinery Co. Ltd., Cl A3	110,031,586	138,588,053

Total China		2,363,279,832	2,957,296,068

Hong Kong (2.38%)
25,643,884	Budweiser Brewing Co. APAC Ltd., 144A3	81,336,556	67,416,614
7,250,950	Techtronic Industries Co. Ltd.[3]	44,403,288	144,546,938

Total Hong Kong		125,739,844	211,963,552

Hungary (1.23%)
2,142,705	OTP Bank Nyrt[1,3]	95,525,472	109,259,293

India (25.18%)
4,991,707	AARTI Industries Ltd.[3]	59,167,830	67,235,574
2,158,618	Asian Paints Ltd.[3]	58,639,148	98,086,994
2,517,053	Bajaj Finance Limited[3]	117,256,817	235,100,582
14,389,549	Bharti Airtel Ltd.[1,3]	110,770,087	132,166,019
1,027,825	Bharti Airtel Ltd. PP1	1,836,091	4,876,025
1,855,962	Divi’s Laboratories Ltd.[3]	32,016,747	116,633,223
615,996	Dr. Reddy’s Laboratories Ltd.[3]	24,424,510	40,590,742
37,709,920	Edelweiss Financial Services Ltd.[3]	53,622,453	36,417,825
3,196,223	Godrej Consumer Products Ltd.[1,3]	44,746,948	41,560,787
3,303,199	Godrej Properties Ltd.[1,3]	65,729,845	83,013,451
4,560,816	HDFC Bank Ltd.[3]	74,469,488	90,291,469
4,195,909	Hemisphere Properties India Limited[1,3]	15,327,521	7,182,442
2,034,302	Hindustan Unilever Ltd.[3]	59,547,162	64,396,877
3,124,951	Housing Development Finance Corp., Ltd.[3]	86,047,083	108,120,433
6,913,439	ICICI Bank Ltd.[3]	71,052,142	68,726,176
3,251,678	ICICI Lombard General Insurance Co. Ltd., 144A3	60,317,830	61,158,571
45,403,279	JM Financial Limited[3]	65,742,578	45,291,850
1,325,775	Jubilant FoodWorks Ltd.[3]	56,693,844	63,788,070
9,054,016	Max Financial Services Ltd.[1,3]	77,109,283	119,153,572
4,136,460	Muthoot Finance Ltd.[3]	66,792,943	82,980,405
14,082,430	Nippon Life India Asset Management Ltd., 144A3	54,593,335	66,505,168
252,354	PB Fintech Ltd.[1]	3,320,307	3,226,070
7,092,453	Reliance Industries Limited[3]	148,530,909	225,302,933
6,083,700	SBI Life Insurance Company Limited, 144A3	69,034,012	97,552,498
5,794,993	Tata Communications Ltd.[3]	52,965,387	113,915,879
7,073,356	Tata Consumer Products Ltd.[3]	26,192,084	70,565,247
2,284,312	Titan Co. Ltd.[3]	37,513,858	77,275,864
9,305,717	Zomato Ltd.[1]	13,814,883	17,200,435

Total India		1,607,275,125	2,238,315,181

Indonesia (0.70%)
214,467,300	Bank Rakyat Indonesia (Persero) Tbk PT3	63,233,015	61,750,730

30	See Notes to Financial Statements.

December 31, 2021	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (continued)
Japan (1.18%)
167,171	Keyence Corporation[3]	$69,157,502	$105,110,118

Korea, Republic of (5.49%)
687,602	Hyundai Heavy Industries Co. Ltd.[1,3]	39,103,132	54,980,925
1,854,799	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,3]	192,274,332	147,436,391
4,346,822	Samsung Electronics Co., Ltd.[3]	159,934,230	285,477,149

Total Korea, Republic of		391,311,694	487,894,465

Mexico (2.28%)
16,913,473	Grupo México S.A.B. de C.V., Series B	44,822,725	73,731,855
34,542,760	Wal-Mart de Mexico, S.A.B de C.V.	93,360,914	128,585,342

Total Mexico		138,183,639	202,317,197

Peru (0.52%)
379,248	Credicorp, Ltd.	47,665,609	46,294,803

Philippines (1.49%)
83,440,365	Ayala Land, Inc.	61,904,039	60,053,173
30,571,806	BDO Unibank, Inc.[3]	66,805,061	72,350,528

Total Philippines		128,709,100	132,403,701

Poland (0.83%)
6,112,015	InPost SA1	120,624,782	73,746,466

Russia (6.57%)
2,384,838	Fix Price Group Ltd., GDR	20,761,023	18,005,527
4,746,202	Fix Price Group Ltd., GDR, 144A	46,272,864	35,833,825
575,775	Novatek PJSC, GDR	84,176,606	134,846,505
42,392	Novatek PJSC, GDR (United Kingdom)[3]	8,119,531	9,911,457
1,703,309	Ozon Holdings PLC, ADR[1]	76,317,426	50,434,979
224,102	Polyus PJSC[3]	45,714,186	38,983,616
247,485	Polyus PJSC, GDR (United Kingdom)	24,841,432	21,840,551
9,710	Polyus PJSC, GDR (United Kingdom)[3]	1,009,071	857,645
8,478,592	Sberbank of Russia PJSC, ADR[3]	108,601,421	136,038,941
846,030	Sberbank of Russia PJSC, ADR (United Kingdom)	14,093,496	13,324,973
145,248	TCS Group Holding PLC, GDR[3]	9,349,816	12,244,384
691,796	TCS Group Holding PLC, GDR (United Kingdom)	41,273,832	58,332,239
887,603	Yandex N.V., Cl A1	22,308,147	53,699,982

Total Russia		502,838,851	584,354,624

Shares		Cost	Value
Common Stocks (continued)
Spain (0.14%)
1,791,760	Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II) Forward Shares[1,2,4]	$17,917,600	$10,392,208
358,352	Codere Online Luxembourg, S.A. (formerly, DD3 Acqusition Corp. II) Founders Share[1,2,4]	3,116	1,910,016
26,518	Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II) Private Shares[1,2,4]	265,181	153,805

Total Spain		18,185,897	12,456,029

Taiwan (6.28%)
8,944,879	Delta Electronics, Inc.[3]	35,045,914	88,752,747
3,899,329	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	245,335,500	469,128,272

Total Taiwan		280,381,414	557,881,019

United Arab Emirates (0.24%)
5,317,660	Network International Holdings plc, 144A1	31,956,913	21,031,733

United Kingdom (2.13%)
37,124,389	Glencore PLC[3]	134,709,158	189,159,073

United States (0.35%)
368,507	ACM Research, Inc., Cl A1	33,807,781	31,422,592

Total Common Stocks		6,628,118,455	8,435,879,108

Private Common Stocks (0.55%)
India (0.55%)
27,027	Pine Labs PTE. Ltd., Series 1[1,2,4]	10,077,362	12,415,663
6,833	Pine Labs PTE. Ltd., Series A1,2,4	2,547,771	3,138,944
7,600	Pine Labs PTE. Ltd., Series B1,2,4	2,833,757	3,491,288
6,174	Pine Labs PTE. Ltd., Series B2[1,2,4]	2,302,055	2,836,212
9,573	Pine Labs PTE. Ltd., Series C1,2,4	3,569,416	4,397,645
1,932	Pine Labs PTE. Ltd., Series C1[1,2,4]	720,371	887,522
2,459	Pine Labs PTE. Ltd., Series D1,2,4	916,870	1,129,616
45,680	Pine Labs PTE. Ltd., Series J1,2,4	17,032,398	20,984,478

Total Private Common Stocks		40,000,000	49,281,368

Private Convertible Preferred Stocks (0.64%)
India (0.64%)
15,334	Think & Learn Private Limited, Series F1,2,4	49,776,072	56,938,929

Warrants (0.00%)
Spain (0.00%)
	Casinos & Gaming (0.00%)
13,259	Codere Online Luxembourg, S.A. (formerly DD3 Acqusition Corp. II) Private Shares Exp 11/30/2026[1,2,4]	0	12,331

See Notes to Financial Statements.	31

Baron Emerging Markets Fund	December 31, 2021

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Principal Amount		Cost	Value
Short Term Investments (4.43%)
$394,034,544	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $394,034,544; (Fully collateralized by $318,434,200 U.S. Treasury Note, 1.375% due 12/31/2028; Market value - $317,140,720, $25,000,000 U.S. Treasury Note, 2.375% due 5/15/2029; Market value - $26,739,499 and $57,175,500 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $58,035,072)[3]	$394,034,544	$394,034,544

Total Investments (100.53%)		$7,111,929,071	8,936,146,280

Liabilities Less Cash and Other Assets (-0.53%)			(47,351,356)

Net Assets			$8,888,794,924

Retail Shares (Equivalent to $17.51 per share based on 26,421,440 shares outstanding)			$462,602,833

Institutional Shares (Equivalent to $17.58 per share based on 478,234,733 shares outstanding)			$8,408,752,518

R6 Shares (Equivalent to $17.59 per share based on 991,313 shares outstanding)			$17,439,573

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2021, the market value of restricted and fair valued securities amounted to $118,688,657 or 1.33% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the market value of Rule 144A securities amounted to $483,527,213 or 5.44% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2021	Percentage of Net Assets

Financials	17.7%

Information Technology	17.2%

Industrials	13.1%

Consumer Discretionary	12.6%

Communication Services	8.9%

Materials	8.3%

Health Care	7.0%

Consumer Staples	5.4%

Energy	4.2%

Real Estate	1.7%

Cash and Cash Equivalents*	3.9%
100.0%

*	Includes short term investments.

32	See Notes to Financial Statements.

December 31, 2021	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (96.46%)
Argentina (3.84%)
83,710	Globant S.A.[1]	$7,081,800	$26,292,474
54,822	MercadoLibre, Inc.[1]	42,859,814	73,921,985

Total Argentina		49,941,614	100,214,459

Brazil (1.26%)
1,457,234	Afya Ltd., Cl A1	32,423,564	22,893,146
596,088	StoneCo Ltd., Cl A1	20,823,871	10,050,044

Total Brazil		53,247,435	32,943,190

Canada (5.47%)
587,696	Nuvei Corp., (Canada) 144A1	21,077,497	38,188,486
75,857	Shopify, Inc., Cl A1	80,656,807	104,484,673

Total Canada		101,734,304	142,673,159

China (4.20%)
235,875	Alibaba Group Holding Limited, ADR[1]	43,010,532	28,019,592
468,251	GDS Holdings Limited, ADR[1]	28,057,592	22,082,717
1,381,225	Meituan Inc., Cl B, 144A1,4	26,631,859	39,941,534
309,512	Zai Lab Limited, ADR[1]	19,624,673	19,452,829

Total China		117,324,656	109,496,672

India (2.42%)
563,782	Bajaj Finance Limited[4]	36,590,443	52,658,993
5,599,934	Zomato Ltd.[1]	9,070,694	10,350,766

Total India		45,661,137	63,009,759

Indonesia (1.57%)
182,893	Sea Ltd. (Singapore), ADR[1]	54,446,292	40,914,993

Israel (4.69%)
326,882	Fiverr International Ltd.[1]	7,503,852	37,166,483
3,395,264	Innovid Corp. (formerly, ION Acquistion Corp. 2 Ltd)[1]	33,137,141	22,578,506
2,753,705	Taboola.com Ltd.[1]	26,501,176	21,423,825
261,265	Wix.com Ltd.[1]	48,470,851	41,225,004

Total Israel		115,613,020	122,393,818

Korea, Republic of (1.50%)
1,331,301	Coupang, Inc., Cl A1	42,152,855	39,113,623

Netherlands (6.01%)
16,186	Adyen N.V., 144A1,4	16,437,273	42,488,243
238,698	argenx SE, ADR[1]	45,917,552	83,589,653
38,227	ASML Holding N.V.[4]	8,394,703	30,620,585

Total Netherlands		70,749,528	156,698,481

Poland (0.97%)
2,105,278	InPost SA1	33,641,809	25,401,903

Shares		Cost	Value
Common Stocks (continued)
Spain (0.39%)
996,069	Codere Online Luxembourg S.A. (formerly, DD3 Acquisition Corp. II)[1]	$9,115,057	$5,996,335
584,567	Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II) Forward Shares[1,2,5]	5,845,670	3,390,489
116,913	Codere Online Luxembourg, S.A. (formerly, DD3 Acqusition Corp. II) Founders Share[1,2,5]	1,017	623,146
8,652	Codere Online Luxembourg, S.A. (formerly, DD3 Acqusition Corp. II) Private Shares[1,2,5]	86,516	50,182

Total Spain		15,048,260	10,060,152

United Kingdom (4.68%)
726,800	Endava plc, ADR[1]	31,977,783	122,044,256

United States (58.35%)
296,371	10X Genomics, Inc., Cl A1	26,654,003	44,147,424
58,717	Alphabet, Inc., Cl C1	90,823,978	169,902,924
38,418	Amazon.com, Inc.[1]	91,152,665	128,098,674
402,314	Arrowhead Pharmaceuticals, Inc.[1]	27,471,371	26,673,418
141,583	Bill.Com Holdings, Inc.[1]	6,149,064	35,275,404
371,841	Cloudflare, Inc., Cl A1	9,123,087	48,897,091
276,906	Crowdstrike Holdings, Inc., Cl A1	30,737,680	56,696,503
221,131	Datadog, Inc., Cl A1	11,320,124	39,385,642
882,755	Dynatrace, Inc.[1]	31,560,320	53,274,264
168,491	EPAM Systems, Inc.[1]	40,006,502	112,627,809
327,879	Guardant Health, Inc.[1]	25,308,759	32,794,458
132,203	Illumina, Inc.[1]	42,561,718	50,295,309
1,907,894	MaxCyte, Inc.[1]	23,508,432	19,441,440
379,609	Natera, Inc.[1]	41,877,215	35,451,685
132,302	NVIDIA Corp.	28,195,279	38,911,341
107,518	Okta, Inc.[1]	18,324,029	24,102,310
1,355,175	Opendoor Technologies, Inc.[1]	13,551,750	19,799,107
264,479	RingCentral, Inc., Cl A1	71,579,934	49,550,141
1,225,588	Rivian Automotive, Inc., Cl A1	95,595,864	127,081,220
660,574	Rivian Automotive, Inc., CI A1,2,5	14,000,003	64,749,464
1,493,774	Sarissa Capital Acquisition Corp.[1,3]	14,937,740	15,057,242
459,455	Schrödinger, Inc.[1]	16,988,489	16,002,818
173,665	Snowflake, Inc., Cl A1	24,072,023	58,829,019
2,709,346	SoFi Technologies, Inc.[1]	27,093,460	42,834,760
225,446	Twilio, Inc., Cl A1	43,877,154	59,368,950
189,872	Veeva Systems, Inc., Cl A1	34,015,516	48,508,499
1,000,838	ZoomInfo Technologies Inc., Cl A1	32,829,689	64,253,800
123,983	Zscaler, Inc.[1]	8,588,946	39,839,457

Total United States		941,904,794	1,521,850,173

Uruguay (1.11%)
807,566	Dlocal Ltd., Cl A1	17,803,247	28,822,031

Total Common Stocks		1,691,246,734	2,515,636,669

Private Common Stocks (0.70%)
United States (0.70%)
25,213	Space Exploration Technologies Corp., Cl A1,2,5	11,571,518	14,006,073
7,525	Space Exploration Technologies Corp., Cl C1,2,5	3,428,124	4,180,213

Total Private Common Stocks		14,999,642	18,186,286

See Notes to Financial Statements.	33

Baron Global Advantage Fund	December 31, 2021

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Shares		Cost	Value
Private Convertible Preferred Stocks (2.09%)
India (1.31%)
9,201	Think & Learn Private Limited, Series F1,2,5	$29,867,591	$34,165,586

United States (0.78%)
219,321	Farmers Business Network, Inc., Series F1,2,5	7,250,006	12,325,840
80,440	Farmers Business Network, Inc., Series G1,2,5	5,000,000	4,582,667
69,926	Resident Home, Inc., Series B1[1,2,5]	4,999,968	3,357,846

Total United States		17,249,974	20,266,353

Total Private Convertible Preferred Stocks		47,117,565	54,431,939

Private Preferred Stocks (0.46%)
United States (0.46%)
461,004	GM Cruise Holdings, Cl G1,2,5	12,147,455	12,105,965

Warrants (0.04%)
Israel (0.02%)
68,986	Innovid Corp. (formerly, ION Acquisition Corp. 2 Ltd), Exp 11/30/2026[1]	117,942	76,575
228,748	Taboola.com Ltd., Exp 6/29/2026[1]	417,100	359,134

Total Israel		535,042	435,709

Spain (0.02%)
498,034	Codere Online Luxembourg S.A. (formerly, DD3 Acqusition Corp. II), Exp 11/30/2026[1]	845,632	483,093
4,326	Codere Online Luxembourg, S.A. (formerly, DD3 Acqusition Corp. II) Private Shares, Exp 11/30/2026[1,2,5]	0	4,023

Total Spain		845,632	487,116

Total Warrants		1,380,674	922,825

Principal Amount		Cost	Value
Short Term Investments (0.05%)
$1,382,400	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $1,382,400; (Fully collateralized by $1,389,200 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $1,410,085)[4]	$1,382,400	$1,382,400

Total Investments (99.80%)		$1,768,274,470	2,602,666,084

Cash and Other Assets Less Liabilities (0.20%)			5,295,390

Net Assets			$2,607,961,474

Retail Shares (Equivalent to $51.65 per share based on 15,222,893 shares outstanding)			$786,282,613

Institutional Shares (Equivalent to $52.70 per share based on 34,215,507 shares outstanding)			$1,803,262,461

R6 Shares (Equivalent to $52.73 per share based on 349,239 shares outstanding)			$18,416,400

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2021, the market value of restricted and fair valued securities amounted to $153,541,494 or 5.89% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	See Note 10 regarding “Affiliated” companies.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the market value of Rule 144A securities amounted to $120,618,263 or 4.63% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2021	Percentage of Net Assets

Information Technology	41.5%

Consumer Discretionary	23.8%

Health Care	14.4%

Communication Services	12.3%

Financials	3.7%

Industrials	2.1%

Real Estate	0.8%

Materials	0.6%

Special Purpose Acquisition Company	0.6%

Cash and Cash Equivalents*	0.2%
100.0%

*	Includes short term investments.

34	See Notes to Financial Statements.

December 31, 2021	Baron Real Estate Income Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (99.06%)
Consumer Discretionary (14.96%)
	Casinos & Gaming (8.76%)
69,363	Boyd Gaming Corporation[1]	$4,375,665	$4,548,132
93,610	MGM Resorts International	4,149,151	4,201,217
51,922	Red Rock Resorts, Inc., Cl A1	1,507,198	2,856,229

		10,032,014	11,605,578

	Hotels, Resorts & Cruise Lines (6.20%)
26,101	Marriott Vacations Worldwide Corp.	4,119,820	4,410,547
68,820	Travel + Leisure Co.	3,610,082	3,803,681

		7,729,902	8,214,228

Total Consumer Discretionary		17,761,916	19,819,806

Real Estate (80.61%)
	Diversified REITs (0.99%)
157,175	DigitalBridge Group, Inc.[1]	866,524	1,309,268

	Hotel & Resort REITs (5.53%)
127,707	Host Hotels & Resorts, Inc.[1]	2,062,656	2,220,825
89,930	Park Hotels & Resorts, Inc.[1]	1,641,958	1,697,878
103,745	Pebblebrook Hotel Trust	2,063,358	2,320,776

		5,767,972	6,239,479

	Industrial REITs (16.03%)
68,505	Duke Realty Corp.	3,755,800	4,496,668
48,724	First Industrial Reality Trust, Inc.	3,008,019	3,225,529
39,084	Prologis, Inc.	4,787,141	6,580,182
85,583	Rexford Industrial Realty, Inc.	5,409,313	6,941,637

		16,960,273	21,244,016

	Real Estate Operating Companies (1.51%)
83,534	Kennedy-Wilson Holdings, Inc.	1,607,487	1,994,792

	Residential REITs (30.70%)
23,017	American Campus Communities, Inc.	1,278,175	1,318,644
101,100	American Homes 4 Rent, Cl A	3,724,225	4,408,971
26,993	AvalonBay Communities, Inc.	6,216,298	6,818,162
24,534	Camden Property Trust	3,841,373	4,383,735
41,517	Equity LifeStyle Properties, Inc.	3,000,674	3,639,380
75,762	Equity Residential	6,007,709	6,856,461
165,698	Invitation Homes, Inc.	6,051,666	7,512,747
24,714	NexPoint Residential Trust, Inc.	1,757,850	2,071,775
17,449	Sun Communities, Inc.	2,964,207	3,663,767

		34,842,177	40,673,642

	Retail REITs (4.76%)
39,460	Simon Property Group, Inc.	4,962,075	6,304,524

	Specialized REITs (21.09%)
9,112	Alexandria Real Estate Equities, Inc.[3]	1,645,071	2,031,612
25,166	American Tower Corp.	6,461,097	7,361,055
12,285	Crown Castle International Corp.	2,100,664	2,564,371
4,948	Equinix, Inc.	3,645,388	4,185,216
56,423	Gaming and Leisure Properties, Inc.	2,577,646	2,745,543
26,507	MGM Growth Properties LLC, Cl A	878,053	1,082,811
13,373	Public Storage	3,955,846	5,008,991
2,942	SBA Communications Corp.	904,328	1,144,497
51,549	Ventas, Inc.	2,576,598	2,635,185
8,740	VICI Properties, Inc.	259,328	263,161

		25,004,019	29,022,442

Total Real Estate		90,010,527	106,788,163

Shares		Cost	Value
Common Stocks (continued)
Utilities (3.49%)
	Multi-Utilities (3.49%)
76,087	Brookfield Infrastructure Partners L.P.[2]	$4,110,745	$4,626,850

Total Common Stocks		111,883,188	131,234,819

Principal Amount
Short Term Investments (1.86%)
$2,467,526	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $2,467,526; (Fully collateralized by $2,527,200 U.S. Treasury Note, 1.375% due 12/31/2028 Market value - $2,516,935)[4]	2,467,526	2,467,526

Total Investments (100.92%)		$114,350,714	133,702,345

Liabilities Less Cash and Other Assets (-0.92%)			(1,222,346)

Net Assets			$132,479,999

Retail Shares (Equivalent to $17.90 per share based on 1,001,262 shares outstanding)			$17,925,623

Institutional Shares (Equivalent to $18.05 per share based on 6,299,973 shares outstanding)			$113,716,921

R6 Shares (Equivalent to $18.03 per share based on 46,437 shares outstanding)			$837,455

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	35

Baron Health Care Fund	December 31, 2021

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (89.82%)
Consumer Discretionary (0.99%)
	Specialty Stores (0.99%)
54,500	Warby Parker, Inc., Cl A1	$2,598,631	$2,537,520

Health Care (86.20%)
	Biotechnology (11.95%)
24,378	argenx SE, ADR[1,2]	6,391,949	8,536,932
42,253	Arrowhead Pharmaceuticals, Inc.[1]	2,456,933	2,801,374
20,500	Ascendis Pharma A/S, ADR[1,2]	3,241,141	2,757,865
15,717	Beam Therapeutics, Inc.[1]	1,436,775	1,252,488
2,575	BioNTech SE, ADR[1,2]	223,380	663,835
48,000	Cytokinetics, Incorporated[1]	1,773,046	2,187,840
110,614	Genmab A/S, ADR[1,2]	4,416,978	4,375,890
10,400	Intellia Therapeutics, Inc.[1]	1,359,209	1,229,696
19,375	Mirati Therapeutics, Inc.[1]	3,173,061	2,842,119
2,532	Moderna, Inc.[1]	285,985	643,077
26,000	Protagonist Therapeutics, Inc.[1]	876,767	889,200
42,000	Xenon Pharmaceuticals, Inc.[1,2]	1,255,886	1,312,080
12,000	Zentalis Pharmaceuticals, Inc.[1]	956,746	1,008,720

		27,847,856	30,501,116

	Health Care Distributors (2.03%)
20,800	McKesson Corp.	4,775,779	5,170,256

	Health Care Equipment (14.63%)
30,362	Abbott Laboratories	3,038,436	4,273,148
22,191	CryoPort, Inc.[1]	764,574	1,313,041
4,147	DexCom, Inc.[1]	1,251,833	2,226,732
45,351	Edwards Lifesciences Corp.[1]	3,711,720	5,875,222
4,595	IDEXX Laboratories, Inc.[1]	2,035,326	3,025,624
46,428	Inari Medical, Inc.[1]	3,776,005	4,237,483
12,035	Inspire Medical Systems, Inc.[1,3]	1,768,419	2,768,772
9,215	Insulet Corp.[1]	1,989,532	2,451,835
11,233	Intuitive Surgical, Inc.[1]	2,646,058	4,036,017
1,387,480	Opsens, Inc. (Canada)[1,2]	2,019,084	3,400,283
10,000	Shockwave Medical, Inc.[1]	625,051	1,783,300
9,662	Silk Road Medical, Inc.[1,3]	297,809	411,698
4,673	Teleflex, Inc.	1,907,399	1,534,987

		25,831,246	37,338,142

	Health Care Facilities (1.01%)
31,500	Tenet Healthcare Corp.[1]	2,530,179	2,573,235

	Health Care Services (1.13%)
21,000	LHC Group, Inc.[1]	2,866,772	2,881,830

	Health Care Supplies (2.45%)
50,252	Establishment Labs Holdings, Inc.[1,2]	3,826,639	3,396,533
104,000	Figs, Inc., Cl A1	3,761,165	2,866,240

		7,587,804	6,262,773

	Health Care Technology (3.66%)
100,000	Certara, Inc.[1]	2,824,389	2,842,000
91,763	Definitive Healthcare Corp.[1]	2,590,583	2,507,883
20,500	GoodRx Holdings, Inc., Cl A1	841,872	669,940
65,819	Schrödinger, Inc.[1]	3,198,297	2,292,475
4,060	Veeva Systems, Inc., Cl A1	945,478	1,037,249

		10,400,619	9,349,547

	Life Sciences Tools & Services (27.21%)
8,740	10X Genomics, Inc., Cl A1	983,351	1,301,911
23,230	Bio-Techne Corporation	9,119,927	12,017,808
27,754	Guardant Health, Inc.[1,3]	3,198,527	2,775,955
44,223	ICON plc[1,2]	8,719,668	13,695,863
2,837	Illumina, Inc.[1]	848,377	1,079,308
267,072	MaxCyte, Inc.[1]	3,052,067	2,721,464
3,110	Mettler-Toledo International, Inc.[1]	3,304,433	5,278,323
114,662	Natera, Inc.[1,3]	13,233,647	10,708,284
45,922	Olink Holding AB, ADR[1,2]	1,130,077	835,780
158,795	Stevanato Group SpA[1,2]	3,147,337	3,564,948
18,099	Thermo Fisher Scientific, Inc.	8,880,355	12,076,377
7,234	West Pharmaceutical Services, Inc.	2,030,553	3,392,818

		57,648,319	69,448,839

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)

	Managed Health Care (8.99%)
11,050	Humana, Inc.	$4,811,077	$5,125,653
35,472	UnitedHealth Group, Incorporated	12,860,029	17,811,910

		17,671,106	22,937,563

	Pharmaceuticals (13.14%)
16,100	Arvinas, Inc.[1]	1,359,541	1,322,454
98,500	AstraZeneca PLC, ADR[2]	5,974,679	5,737,625
97,322	Dechra Pharmaceuticals PLC (United Kingdom)[2,4]	5,126,550	7,033,916
36,492	Eli Lilly & Co.	8,540,521	10,079,820
45,000	Roche Holding AG, ADR[2]	2,346,141	2,326,050
28,828	Zoetis, Inc.	4,820,081	7,034,897

		28,167,513	33,534,762

Total Health Care		185,327,193	219,998,063

Information Technology (0.65%)
	Semiconductor Equipment (0.65%)
16,000	Azenta, Inc., (formerly, Brooks Automation, Inc.)	1,575,499	1,649,760

Real Estate (1.98%)
	Specialized REITs (1.98%)
22,729	Alexandria Real Estate Equities, Inc.[3]	4,004,888	5,067,658

Total Common Stocks		193,506,211	229,253,001

Principal Amount
Short Term Investments (9.91%)
$25,291,243	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $25,291,243; (Fully collateralized by $25,415,000 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $25,797,087)[4]	25,291,243	25,291,243

Total Investments (99.73%)		$218,797,454	254,544,244

Cash and Other Assets Less Liabilities (0.27%)			679,538

Net Assets			$255,223,782

Retail Shares (Equivalent to $21.34 per share based on 3,575,339 shares outstanding)			$76,302,313

Institutional Shares (Equivalent to $21.54 per share based on 8,004,490 shares outstanding)			$172,446,089

R6 Shares (Equivalent to $21.54 per share based on 300,680 shares outstanding)			$6,475,380

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

36	See Notes to Financial Statements.

December 31, 2021	Baron FinTech Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (97.92%)
Communication Services (1.31%)
	Interactive Media & Services (1.31%)
16,000	ZoomInfo Technologies Inc., Cl A1	$777,806	$1,027,200

Consumer Discretionary (2.62%)
	Internet & Direct Marketing Retail (2.62%)
1,520	MercadoLibre, Inc.[1]	2,263,868	2,049,568

Financials (24.97%)
	Asset Management & Custody Banks (3.31%)
2,830	BlackRock, Inc.	2,329,844	2,591,035

	Diversified Banks (1.08%)
2,000	TCS Group Holding PLC, GDR[2,3]	179,117	168,600
8,000	TCS Group Holding PLC, GDR (United Kingdom)[2]	471,203	674,560

		650,320	843,160

	Financial Exchanges & Data (14.67%)
3,500	CME Group, Inc.	736,304	799,610
1,800	MarketAxess Holdings, Inc.	835,096	740,286
6,500	Moody’s Corp.	2,071,126	2,538,770
4,200	MSCI, Inc.	1,753,216	2,573,298
6,600	S&P Global, Inc.	2,317,864	3,114,738
17,200	Tradeweb Markets, Inc., Cl A	1,407,724	1,722,408

		9,121,330	11,489,110

	Insurance Brokers (0.97%)
21,000	BRP Group, Inc., Cl A1	625,895	758,310

	Investment Banking & Brokerage (3.73%)
12,000	Houlihan Lokey, Inc.	844,944	1,242,240
10,500	LPL Financial Holdings, Inc.	1,698,919	1,680,945

		2,543,863	2,923,185

	Property & Casualty Insurance (1.21%)
4,000	Kinsale Capital Group, Inc.	602,038	951,560

Total Financials		15,873,290	19,556,360

Industrials (8.39%)
	Research & Consulting Services (8.39%)
14,300	CoStar Group, Inc.[1]	1,179,197	1,130,129
18,000	IHS Markit Ltd.[2]	1,741,455	2,392,560
17,000	TransUnion	1,661,228	2,015,860
4,500	Verisk Analytics, Inc.	829,927	1,029,285

Total Industrials		5,411,807	6,567,834

Information Technology (60.63%)
	Application Software (16.33%)
13,000	Alkami Technology, Inc.[1]	363,092	260,780
4,400	Bill.Com Holdings, Inc.[1]	497,771	1,096,260
10,200	Ceridian HCM Holding, Inc.[1]	1,076,753	1,065,492
35,000	Clearwater Analytics Holdings, Inc., Cl A1	838,732	804,300
20,000	Duck Creek Technologies, Inc.[1]	844,851	602,200
17,000	Expensify, Inc., Cl A1	486,659	748,000
4,700	Fair Isaac Corp.[1]	2,092,743	2,038,249
13,000	Guidewire Software, Inc.[1]	1,521,665	1,475,890
5,600	Intuit, Inc.	1,937,698	3,602,032
16,000	nCino, Inc.[1]	1,135,193	877,760
28,000	Riskified Ltd.[1,2]	689,977	220,080

		11,485,134	12,791,043

	Data Processing & Outsourced Services (27.22%)
900	Adyen N.V., 144A (Netherlands)[1,2,3]	1,563,175	2,362,500
12,500	Block Inc. (formerly Square, Inc.), Cl A1	2,610,837	2,018,875
30,000	Dlocal Ltd., Cl A1,2	738,023	1,070,700
14,000	Fidelity National Information Services, Inc.	1,966,407	1,528,100

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)

	Data Processing & Outsourced Services (continued)

4,000	Global Payments, Inc.	$501,422	$540,720
3,500	Jack Henry & Associates, Inc.	568,980	584,465
28,000	Marqeta, Inc.[1]	738,358	480,760
8,100	MasterCard Incorporated, Cl A	2,750,542	2,910,492
115,000	Network International Holdings plc, 144A (United Kingdom)[1,2]	583,480	454,833
21,300	Nuvei Corp., 144A (Canada)[1,2]	937,262	1,384,074
20,000	Paymentus Holdings, Inc., Cl A1	451,901	699,600
12,100	PayPal Holdings, Inc.[1]	2,453,824	2,281,818
17,000	Repay Holdings Corporation[1]	320,579	310,590
10,000	Toast, Inc., Cl A1	410,896	347,100
13,400	Visa, Inc., Cl A	2,839,408	2,903,914
140,000	Wise PLC, CI A (United Kingdom)[1,2,3]	1,700,864	1,439,671

		21,135,958	21,318,212

	Internet Services & Infrastructure (3.52%)
2,000	Shopify, Inc., Cl A1,2	2,556,230	2,754,780

	IT Consulting & Other Services (13.56%)
6,200	Accenture plc, Cl A2	1,636,731	2,570,210
38,000	CI&T, Inc., Cl A1,2	562,083	451,820
23,500	Endava plc, ADR[1,2]	1,479,504	3,946,120
4,100	EPAM Systems, Inc.[1]	1,273,798	2,740,645
24,000	Grid Dynamics Holdings, Inc.[1]	297,506	911,280

		5,249,622	10,620,075

Total Information Technology		40,426,944	47,484,110

Total Common Stocks		64,753,715	76,685,072

Principal Amount
Short Term Investments (4.17%)
$3,263,355	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $3,263,355; (Fully collateralized by $3,279,400 U.S. Treasury Note, 1.625% due 5/15/2031 Market value - $3,328,702)[3]	3,263,355	3,263,355

Total Investments (102.09%)		$68,017,070	79,948,427

Liabilities Less Cash and Other Assets (-2.09%)			(1,638,091)

Net Assets			$78,310,336

Retail Shares (Equivalent to $16.90 per share based on 781,852 shares outstanding)			$13,212,854

Institutional Shares (Equivalent to $16.98 per share based on 3,444,850 shares outstanding)			$58,480,497

R6 Shares (Equivalent to $16.98 per share based on 389,734 shares outstanding)			$6,616,985

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the market value of Rule 144A securities amounted to $4,201,407 or 5.37% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	37

Baron New Asia Fund	December 31, 2021

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Common Stocks (90.50%)
China (33.93%)
549	Alibaba Group Holding Limited, ADR[1]	$82,204	$65,216
20,726	China Conch Venture Holdings Ltd.[2]	84,294	101,376
1,200	China Tourism Group Duty Free Corporation Ltd., Cl A2	44,716	41,368
6,668	Estun Automation Co. Ltd., Cl A2	28,606	27,158
2,621	Full Truck Alliance Co. Ltd., ADR[1]	25,257	21,938
8,020	Galaxy Entertainment Group Ltd.[2]	49,382	41,604
207	GDS Holdings Limited, ADR[1]	10,782	9,762
5,916	GDS Holdings Limited, Cl A (Hong Kong)[1,2]	42,320	34,273
12,074	Han’s Laser Technology Industry Group Co., Ltd., Cl A2	82,770	102,352
1,150	Hangzhou Tigermed Consulting Co. Ltd., Cl A2	25,329	23,067
7,510	Hua Hong Semiconductor Limited, 144A2	46,985	41,477
563	JD.com, Inc., ADR[1]	44,355	39,449
1,589	Kanzhun Ltd.[1]	55,057	55,424
17,544	Kingsoft Corp. Ltd.[2]	78,291	77,165
200	Kweichow Moutai Co. Ltd., Cl A2	53,169	64,272
6,151	Midea Group Co., Ltd., Cl A2	68,768	71,232
5,483	NARI Technology Co. Ltd., Cl A2	29,982	34,477
600	NAURA Technology Group Co. Ltd., Cl A2	36,637	32,701
1,376	Niu Technologies, ADR[1]	34,230	22,167
912	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A2	48,448	54,504
1,374	Tencent Holdings Limited, ADR	80,724	80,104
9,724	Venustech Group, Inc., Cl A2	40,309	43,561
883	Will Semiconductor Co. Ltd. Shanghai, Cl A2	36,980	43,050
1,793	WuXi AppTec Co. Ltd., Cl H, 144A2	37,667	30,980
2,833	Wuxi Biologics Cayman, Inc., 144A1,2	42,301	33,540
17,730	Xiaomi Corporation, Cl B, 144A1,2	52,142	42,978
9,688	Yonyou Network Technology Co. Ltd., Cl A2	52,889	54,545
1,461	Yum China Holdings, Inc. (Hong Kong)[2]	84,427	71,759
2,889	Yunnan Baiyao Group Co. Ltd., Cl A2	42,240	47,469
556	Zai Lab Limited, ADR[1]	53,996	34,945
6,325	Zhejiang Dingli Machinery Co. Ltd., Cl A2	66,790	79,635

Total China		1,562,047	1,523,548

Hong Kong (0.89%)
2,000	Techtronic Industries Co. Ltd.[2]	36,166	39,870

India (40.08%)
7,482	AARTI Industries Ltd.[2]	96,281	100,778
1,066	Amber Enterprises India Ltd.[1,2]	44,447	47,470
1,081	Apollo Hospitals Enterprise Ltd.[2]	63,954	72,765
2,075	Asian Paints Ltd.[2]	85,355	94,287
1,313	Bajaj Finance Limited[2]	115,624	122,638
9,987	Bharti Airtel Ltd.[1,2]	87,149	91,729
582	Bharti Airtel Ltd. PP1	1,202	2,761
1,454	Divi’s Laboratories Ltd.[2]	95,866	91,373
775	Dixon Technologies India Ltd.[2]	47,712	57,320
5,451	Godrej Consumer Products Ltd.[2]	75,366	70,880
3,575	Godrej Properties Ltd.[1,2]	81,066	89,844
3,890	HDFC Bank Ltd.[2]	78,701	77,011
2,228	Hindustan Unilever Ltd.[2]	72,002	70,529
7,851	ICICI Bank Ltd.[2]	75,518	78,046
4,094	ICICI Lombard General Insurance Co. Ltd., 144A2	81,789	77,001
1,323	Jubilant FoodWorks Ltd.[2]	68,028	63,655
6,210	Max Financial Services Ltd.[1,2]	90,338	81,725
2,587	Neogen Chemicals Ltd.[2]	36,208	57,147
1,172	PI Industries Ltd.[2]	48,526	47,730
3,572	Reliance Industries Limited[2]	105,880	113,470
2,846	SBI Life Insurance Company Limited, 144A2	44,699	45,636
4,976	Tata Communications Ltd.[2]	93,751	97,816
5,717	Tata Consumer Products Ltd.[2]	60,015	57,034
1,795	Titan Co. Ltd.[2]	45,763	60,723
16,536	Zomato Ltd.[1]	32,651	30,565

Total India		1,727,891	1,799,933

Indonesia (1.05%)
210	Sea Ltd. (Singapore), ADR[1]	57,995	46,979

Shares		Cost	Value
Common Stocks (continued)
Japan (4.49%)
321	Hoya Corp.[2]	$48,843	$47,634
144	Keyence Corporation[2]	84,480	90,541
110	Tokyo Electron Limited[2]	49,421	63,313

Total Japan		182,744	201,488

Korea, Republic of (1.68%)
411	Hyundai Heavy Industries Co. Ltd.[1,2]	26,462	32,864
537	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,2]	49,938	42,685

Total Korea, Republic of		76,400	75,549

Taiwan (6.71%)
616	Airtac International Group[2]	21,401	22,619
500	MediaTek, Inc.[2]	16,122	21,455
215	Silergy Corp.[2]	29,819	38,914
1,815	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	211,951	218,362

Total Taiwan		279,293	301,350

Thailand (0.91%)
1,600	Energy Absolute PCL[2]	4,607	4,592
12,700	Energy Absolute PCL Foreign	30,288	36,498

Total Thailand		34,895	41,090

United States (0.76%)
402	ACM Research, Inc., Cl A1	38,985	34,279

Total Common Stocks		3,996,416	4,064,086

Principal Amount
Short Term Investments (12.87%)
$577,711	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2021, 0.00% due 1/3/2022; Proceeds at maturity - $577,711; (Fully collateralized by $593,300 U.S. Treasury Bond, 1.875% due 2/15/2041 Market value - $589,337)[2]	577,711	577,711

Total Investments (103.37%)		$4,574,127	4,641,797

Liabilities Less Cash and Other Assets (-3.37%)			(151,472)

Net Assets			$4,490,325

Retail Shares (Equivalent to $10.17 per share based on 122,992 shares outstanding)			$1,250,538

Institutional Shares (Equivalent to $10.17 per share based on 315,920 shares outstanding)			$3,214,351

R6 Shares (Equivalent to $10.17 per share based on 2,500 shares outstanding)			$25,436

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the market value of Rule 144A securities amounted to $271,612 or 6.05% of net assets.

All securities are Level 1, unless otherwise noted.

38	See Notes to Financial Statements.

December 31, 2021	Baron New Asia Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2021

Summary of Investments by Sector as of December 31, 2021	Percentage of Net Assets

Information Technology	17.1%

Consumer Discretionary	13.6%

Industrials	11.3%

Financials	10.7%

Communication Services	10.1%

Health Care	9.7%

Materials	6.7%

Consumer Staples	5.9%

Energy	2.5%

Real Estate	2.0%

Utilities	0.9%

Cash and Cash Equivalents*	9.5%
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	39

Baron Select Funds	December 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$9,219,103,179	$835,536,911	$703,610,532	$1,971,107,743	$8,542,111,736
“Affiliated” investments	—	—	—	—	—
Repurchase agreements, at value**	288,577	683,809	55,440,720	50,937,052	394,034,544

Total investments, at value	9,219,391,756	836,220,720	759,051,252	2,022,044,795	8,936,146,280
Foreign currency, at value†	—	—	227,305	—	617,209
Cash	113,200	—	—	23,120,980	—
Receivable for shares sold	12,328,412	2,261,003	1,144,229	4,825,919	28,149,508
Dividends and interest receivable	2,448,431	210,371	580,108	1,618,379	2,840,897
Prepaid expenses	448,177	1,254	1,095	1,971	12,362
Receivable for securities sold	—	—	525,418	—	5,163,101
Other assets	—	—	—	—	399,247

	9,234,729,976	838,693,348	761,529,407	2,051,612,044	8,973,328,604

Liabilities:
Payable for borrowings against line of credit	552,000,000	—	—	—	—
Payable for securities purchased	20,386,972	—	1,902,412	1,625,278	8,109,203
Payable for shares redeemed	4,025,893	405,142	108,320	10,892,914	16,198,727
Investment advisory fees payable (Note 4)	628	306	740	989	456
Distribution fees payable (Note 4)	111	873	876	655	421
Due to custodian bank	—	—	—	—	1,826
Accrued capital gains taxes	—	—	1,663,648	—	58,075,221
Accrued expenses and other payables	946,289	95,051	181,481	191,311	2,147,826

	577,359,893	501,372	3,857,477	12,711,147	84,533,680

Net Assets	$8,657,370,083	$838,191,976	$757,671,930	$2,038,900,897	$8,888,794,924

Net Assets consist of:
Paid-in capital	$1,269,360,895	$334,540,373	$555,624,595	$1,413,859,861	$7,589,383,501
Distributable earnings/(losses)	7,388,009,188	503,651,603	202,047,335	625,041,036	1,299,411,423

Net Assets	$8,657,370,083	$838,191,976	$757,671,930	$2,038,900,897	$8,888,794,924

Retail Shares:
Net Assets	$3,903,206,223	$209,805,068	$100,146,618	$514,808,781	$462,602,833
Shares Outstanding ($0.01 par value; indefinite shares authorized)	19,614,190	4,712,848	3,008,595	12,792,011	26,421,440

Net Asset Value and Offering Price Per Share	$199.00	$44.52	$33.29	$40.24	$17.51

Institutional Shares:
Net Assets	$4,126,655,051	$307,774,544	$497,213,006	$1,490,764,181	$8,408,752,518
Shares Outstanding ($0.01 par value; indefinite shares authorized)	20,036,736	6,677,978	14,674,695	36,045,763	478,234,733

Net Asset Value and Offering Price Per Share	$205.95	$46.09	$33.88	$41.36	$17.58

R6 Shares:
Net Assets	$627,508,809	$320,612,364	$160,312,306	$33,327,935	$17,439,573
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,047,026	6,951,713	4,734,032	805,880	991,313

Net Asset Value and Offering Price Per Share	$205.94	$46.12	$33.86	$41.36	$17.59

*Investments in securities, at cost
Unaffiliated investments	$1,981,256,420	$406,955,016	$489,348,453	$1,356,692,927	$6,717,894,527
“Affiliated” investments	—	—	—	—	—
**Repurchase agreements, at cost	288,577	683,809	55,440,720	50,937,052	394,034,544

Total investments, at cost	$1,981,544,997	$407,638,825	$544,789,173	$1,407,629,979	$7,111,929,071

†Foreign currency, at cost:	$—	$—	$235,653	$—	$623,497

40	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,586,226,442	$131,234,819	$229,253,001	$76,685,072	$4,064,086
“Affiliated” investments	15,057,242	—	—	—	—
Repurchase agreements, at value**	1,382,400	2,467,526	25,291,243	3,263,355	577,711

Total investments, at value	2,602,666,084	133,702,345	254,544,244	79,948,427	4,641,797
Foreign currency, at value†	—	—	40,688	2,910	168,742
Cash	2,331,123	998,533	—	—	—
Receivable for shares sold	5,141,010	22,162,478	1,914,458	40,982	5,025
Dividends and interest receivable	—	259,181	42,604	11,050	755
Prepaid expenses	4,448	82	172	61	—
Receivable for securities sold	51,480,219	—	373,084	937,262	—
Other assets	—	—	—	—	—

	2,661,622,884	157,122,619	256,915,250	80,940,692	4,816,319

Liabilities:
Payable for borrowings against line of credit	5,500,000	—	—	—	—
Payable for securities purchased	42,456,653	24,542,983	1,319,873	2,386,473	252,324
Payable for shares redeemed	3,629,063	23,058	300,635	151,328	—
Investment advisory fees payable (Note 4)	475	566	165	831	—
Distribution fees payable (Note 4)	971	804	167	568	629
Due to custodian bank	—	—	—	18,000	—
Accrued capital gains taxes	1,746,395	—	—	—	—
Accrued expenses and other payables	327,853	75,209	70,628	73,156	73,041

	53,661,410	24,642,620	1,691,468	2,630,356	325,994

Net Assets	$2,607,961,474	$132,479,999	$255,223,782	$78,310,336	$4,490,325

Net Assets consist of:
Paid-in capital	$1,777,549,850	$113,562,056	$221,277,236	$66,105,794	$4,462,513
Distributable earnings/(losses)	830,411,624	18,917,943	33,946,546	12,204,542	27,812

Net Assets	$2,607,961,474	$132,479,999	$255,223,782	$78,310,336	$4,490,325

Retail Shares:
Net Assets	$786,282,613	$17,925,623	$76,302,313	$13,212,854	$1,250,538
Shares Outstanding ($0.01 par value; indefinite shares authorized)	15,222,893	1,001,262	3,575,339	781,852	122,992

Net Asset Value and Offering Price Per Share	$51.65	$17.90	$21.34	$16.90	$10.17

Institutional Shares:
Net Assets	$1,803,262,461	$113,716,921	$172,446,089	$58,480,497	$3,214,351
Shares Outstanding ($0.01 par value; indefinite shares authorized)	34,215,507	6,299,973	8,004,490	3,444,850	315,920

Net Asset Value and Offering Price Per Share	$52.70	$18.05	$21.54	$16.98	$10.17

R6 Shares:
Net Assets	$18,416,400	$837,455	$6,475,380	$6,616,985	$25,436
Shares Outstanding ($0.01 par value; indefinite shares authorized)	349,239	46,437	300,680	389,734	2,500

Net Asset Value and Offering Price Per Share	$52.73	$18.03	$21.54	$16.98	$10.17

*Investments in securities, at cost
Unaffiliated investments	$1,751,954,330	$111,883,188	$193,506,211	$64,753,715	$3,996,416
“Affiliated” investments	14,937,740	—	—	—	—
**Repurchase agreements, at cost	1,382,400	2,467,526	25,291,243	3,263,355	577,711

Total investments, at cost	$1,768,274,470	$114,350,714	$218,797,454	$68,017,070	$4,574,127

†Foreign currency, at cost:	$—	$—	$40,549	$2,895	$167,979

See Notes to Financial Statements.	41

Baron Select Funds	December 31, 2021

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$18,621,367	$1,423,134	$7,980,442	$18,143,546	$84,538,296
Interest	—	—	10,191	—	—
Foreign taxes withheld on dividends	(131,464)	—	(1,742,173)	(147,432)	(10,504,544)

Total income	18,489,903	1,423,134	6,248,460	17,996,114	74,033,752

Expenses:
Investment advisory fees (Note 4)	73,431,672	7,322,130	6,192,821	16,664,164	85,688,800
Distribution fees — Retail Shares (Note 4)	8,450,427	459,960	236,104	1,124,016	1,267,772
Shareholder servicing agent fees and expenses — Retail Shares	260,330	37,210	25,514	58,574	58,960
Shareholder servicing agent fees and expenses — Institutional Shares	113,040	17,256	25,046	58,580	219,240
Shareholder servicing agent fees and expenses — R6 Shares	23,482	13,047	7,170	1,203	692
Line of credit fees	1,809,701	8,719	8,698	20,308	104,895
Reports to shareholders	439,800	33,680	72,223	263,950	1,289,600
Registration and filing fees	271,890	145,490	100,194	236,480	359,140
Custodian and fund accounting fees	237,895	34,389	228,505	130,159	4,164,814
Trustee fees and expenses (Note 4)	225,007	22,412	21,487	48,629	258,579
Professional fees	182,325	44,317	49,794	59,882	218,716
Insurance expense	72,281	7,249	6,445	11,687	75,504
Administration fees	57,715	45,666	45,204	47,161	58,316
Miscellaneous expenses	2,100	2,150	2,150	2,100	48,810

Total operating expenses	85,577,665	8,193,675	7,021,355	18,726,893	93,813,838

Interest expense on borrowings	4,540,154	110	—	—	—

Total expenses	90,117,819	8,193,785	7,021,355	18,726,893	93,813,838
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	(30,608)	—	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(50,001)	—	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	—	(14,254)	—	—

Net expenses	90,117,819	8,193,785	6,926,492	18,726,893	93,813,838

Net investment income (loss)	(71,627,916)	(6,770,651)	(678,032)	(730,779)	(19,780,086)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	453,084,762	166,069,907	42,391,305 [1]	123,659,090	240,198,098 [3]
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—	(31,442)	—
Net realized gain (loss) on foreign currency transactions	(473)	(9,907)	(31,321)	55,446	(2,658,441)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	1,670,609,178	(30,438,918)	19,010,610 [2]	198,967,541	(853,810,127)[4]
Investments — “Affiliated” investments	—	—	—	(556,351)	—
Foreign currency translations	—	—	22,451	—	2,445,685

Net gain (loss) on investments	2,123,693,467	135,621,082	61,393,045	322,094,284	(613,824,785)

Net increase (decrease) in net assets resulting from operations	$2,052,065,551	$128,850,431	$60,715,013	$321,363,505	$(633,604,871)

[1]	Net of refund of foreign capital gains tax of $38,274.
[2]	Increase in accrued foreign capital gains tax of $549,351.
[3]	Net of realized foreign capital gains tax of $2,330,274.
[4]	Increase in accrued foreign capital gains tax of $29,867,725.

42	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund[3]
Investment income:
Income:
Dividends — Unaffiliated investments	$230,165	$1,347,582	$473,306	$210,486	$3,634
Interest	—	—	—	—	45
Foreign taxes withheld on dividends	(37,549)	(119)	4,221	(32)	(579)

Total income	192,616	1,347,463	477,527	210,454	3,100

Expenses:
Investment advisory fees (Note 4)	23,409,960	526,147	1,274,161	476,006	14,821
Distribution fees — Retail Shares (Note 4)	2,337,561	27,110	123,495	25,058	629
Shareholder servicing agent fees and expenses — Retail Shares	79,360	15,006	20,780	16,410	5,104
Shareholder servicing agent fees and expenses — Institutional Shares	89,860	12,002	13,028	12,054	7,920
Shareholder servicing agent fees and expenses — R6 Shares	807	31	264	242	—
Line of credit fees	34,547	845	1,985	718	26
Reports to shareholders	390,718	8,597	22,462	3,843	1,793
Registration and filing fees	311,718	68,626	76,393	60,821	68,360
Custodian and fund accounting fees	289,439	26,402	22,547	20,148	13,103
Trustee fees and expenses (Note 4)	85,124	1,929	4,675	1,804	47
Professional fees	90,416	58,327	41,149	76,075	64,283
Insurance expense	24,786	450	955	336	—
Administration fees	51,379	44,522	44,724	44,709	18,939
Miscellaneous expenses	2,780	3,175	2,157	2,157	—

Total operating expenses	27,198,455	793,169	1,648,775	740,381	195,025

Interest expense on borrowings	1,000	1,343	—	—	—

Total expenses	27,199,455	794,512	1,648,775	740,381	195,025
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(42,641)	(40,267)	(35,924)	(37,039)	(33,121)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(29,990)	(162,639)	(42,709)	(100,501)	(142,241)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	(137)	(1,929)	(2,598)	(12,526)	(1,194)

Net expenses	27,126,687	589,677	1,567,544	590,315	18,469

Net investment income (loss)	(26,934,071)	757,786	(1,090,017)	(379,861)	(15,369)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	48,169,960	353,144	1,806,328	513,895	(25,621)
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—	—	—
Net realized gain (loss) on foreign currency transactions	(420,051)	682	(9,464)	2,837	(2,077)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(25,758,950)[1]	16,908,392	20,019,286	6,328,911	67,670
Investments — “Affiliated” investments	(7,853,656)	—	—	—	—
Foreign currency translations	(2,271)	—	237	(54)	573

Net gain (loss) on investments	14,135,032	17,262,218	21,816,387	6,845,589	40,545

Voluntary payment from Adviser[2]	162,538	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$(12,636,501)	$18,020,004	$20,726,370	$6,465,728	$25,176

[1]	Increase in accrued foreign capital gains tax of $1,746,395.
[2]	See Note 4f.
[3]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.

See Notes to Financial Statements.	43

Baron Select Funds	December 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(71,627,916)	$(40,561,257)	$(6,770,651)	$(3,533,284)	$(678,032)	$686,556
Net realized gain (loss)	453,084,289	516,827,838	166,060,000	36,239,856	42,359,984	(2,470,961)
Change in net unrealized appreciation (depreciation)	1,670,609,178	3,640,857,238	(30,438,918)	314,240,389	19,033,061	122,447,935

Increase (decrease) in net assets resulting from operations	2,052,065,551	4,117,123,819	128,850,431	346,946,961	60,715,013	120,663,530

Distributions to shareholders from:
Distributable earnings — Retail Shares	(285,298,657)	(113,598,594)	(29,204,820)	(3,931,446)	(4,978,372)	(14,352)
Distributable earnings — Institutional Shares	(288,366,616)	(109,111,985)	(40,962,362)	(6,234,860)	(25,823,557)	(410,918)
Distributable earnings — R6 Shares	(44,229,727)	(16,031,154)	(43,072,849)	(7,346,888)	(8,078,444)	(166,468)
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Insitutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(617,895,000)	(238,741,733)	(113,240,031)	(17,513,194)	(38,880,373)	(591,738)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	760,220,414	559,092,962	107,438,521	68,880,699	26,389,114	26,213,357
Proceeds from the sale of shares — Institutional Shares	856,707,561	697,543,901	101,240,629	36,766,653	171,578,819	128,712,041
Proceeds from the sale of shares — R6 Shares	22,193,831	6,251,191	1,133,991	177,187	9,613,640	121,752,721
Net asset value of shares issued in reinvestment of distributions — Retail Shares	274,538,982	110,107,728	27,975,547	3,823,378	4,859,989	14,117
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	264,241,681	99,938,937	39,977,395	6,174,515	24,384,727	387,973
Net asset value of shares issues in reinvestment of distribution — R6 Shares	44,229,222	16,031,154	43,067,080	7,346,888	8,078,444	166,468
Cost of shares redeemed — Retail Shares	(991,708,697)	(635,019,449)	(84,117,090)	(33,508,896)	(19,781,360)	(35,319,590)
Cost of shares redeemed — Institutional Shares	(872,220,298)	(577,436,958)	(73,129,942)	(18,164,168)	(72,675,963)	(72,170,259)
Cost of shares redeemed — R6 Shares	(10,795,083)	(6,621,282)	(3,735,292)	(593,258)	(28,513,714)	(1,181,130)

Increase (decrease) in net assets derived from capital share transactions	347,407,613	269,888,184	159,850,839	70,902,998	123,933,696	168,575,698

Net increase (decrease) in net assets	1,781,578,164	4,148,270,270	175,461,239	400,336,765	145,768,336	288,647,490

Net Assets:
Beginning of year	6,875,791,919	2,727,521,649	662,730,737	262,393,972	611,903,594	323,256,104

End of year	$8,657,370,083	$6,875,791,919	$838,191,976	$662,730,737	$757,671,930	$611,903,594

Capital share transactions — Retail Shares
Shares sold	4,153,964	5,931,103	2,315,981	2,282,722	765,936	1,026,721
Shares issued in reinvestment of distributions	1,469,247	820,300	621,323	104,562	147,181	535
Shares redeemed	(5,617,512)	(6,747,487)	(1,863,154)	(1,181,125)	(578,887)	(1,701,129)

Net increase (decrease)	5,699	3,916	1,074,150	1,206,159	334,230	(673,873)

Capital share transactions — Institutional Shares
Shares sold	4,596,371	7,321,769	2,161,007	1,348,794	4,901,187	5,263,921
Shares issued in reinvestment of distributions	1,366,284	722,357	858,473	164,862	725,762	12,924
Shares redeemed	(4,805,393)	(5,924,627)	(1,585,524)	(688,173)	(2,115,742)	(3,097,993)

Net increase (decrease)	1,157,262	2,119,499	1,433,956	825,483	3,511,207	2,178,852

Capital share transactions — R6 Shares
Shares sold	125,110	58,969	23,770	5,929	283,369	4,367,165
Shares issued in reinvestment of distributions	228,916	115,970	924,242	196,053	240,565	5,507
Shares redeemed	(58,052)	(63,908)	(80,086)	(16,268)	(822,259)	(51,045)

Net increase (decrease)	295,974	111,031	867,926	185,714	(298,325)	4,321,627

44	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(730,779)	$(1,330,058)	$(19,780,086)	$(11,245,374)	$(26,934,071)	$(11,670,593)
Net realized gain (loss)	123,683,094	86,875,385	237,539,657	(122,586,984)	47,749,909	(17,863,779)
Change in net unrealized appreciation (depreciation)	198,411,190	192,254,003	(851,364,442)	1,515,047,228	(33,614,877)	789,015,734
Voluntary payment from Adviser[1]	—	—	—	—	162,538	—

Increase (decrease) in net assets resulting from operations	321,363,505	277,799,330	(633,604,871)	1,381,214,870	(12,636,501)	759,481,362

Distributions to shareholders from:
Distributable earnings — Retail Shares	(39,207,046)	(18,956,421)	(7,294,907)	—	—	—
Distributable earnings — Institutional Shares	(110,082,837)	(38,095,768)	(160,640,852)	—	—	—
Distributable earnings — R6 Shares	(2,424,404)	(1,132,357)	(308,031)	—	—	—
Return of capital — Retail Shares	—	—	(11,672)	—	—	—
Return of capital — Institutional Shares	—	—	(257,031)	—	—	—
Return of capital — R6 Shares	—	—	(493)	—	—	—

Decrease in net assets from distributions to shareholders	(151,714,287)	(58,184,546)	(168,512,986)	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	217,078,341	76,559,948	122,767,339	117,433,009	264,263,760	734,007,575
Proceeds from the sale of shares — Institutional Shares	874,061,573	305,064,177	4,700,939,406	2,105,946,178	894,386,561	947,405,989
Proceeds from the sale of shares — R6 Shares	9,984,087	1,798,452	10,022,205	4,215,704	6,586,797	3,243,370
Net asset value of shares issued in reinvestment of distributions — Retail Shares	37,967,450	18,370,350	7,146,540	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	99,196,171	33,950,936	134,615,154	—	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	2,424,402	1,132,357	308,523	—	—	—
Cost of shares redeemed — Retail Shares	(110,928,775)	(92,585,183)	(136,854,830)	(375,743,958)	(402,410,382)	(281,103,529)
Cost of shares redeemed — Institutional Shares	(305,518,199)	(136,271,561)	(1,893,024,620)	(1,801,081,636)	(546,840,326)	(148,495,764)
Cost of shares redeemed — R6 Shares	(2,218,427)	(734,891)	(5,447,438)	(3,576,131)	(2,977,826)	(1,115,476)

Increase (decrease) in net assets derived from capital share transactions	822,046,623	207,284,585	2,940,472,279	47,193,166	213,008,584	1,253,942,165

Net increase (decrease) in net assets	991,695,841	426,899,369	2,138,354,422	1,428,408,036	200,372,083	2,013,423,527

Net Assets:
Beginning of year	1,047,205,056	620,305,687	6,750,440,502	5,322,032,466	2,407,589,391	394,165,864

End of year	$2,038,900,897	$1,047,205,056	$8,888,794,924	$6,750,440,502	$2,607,961,474	$2,407,589,391

Capital share transactions — Retail Shares
Shares sold	5,476,910	2,562,678	6,397,417	8,155,284	4,820,909	19,303,851
Shares issued in reinvestment of distributions	968,256	570,441	399,471	—	—	—
Shares redeemed	(2,790,098)	(3,428,339)	(7,132,190)	(26,716,751)	(7,550,400)	(7,439,963)

Net increase (decrease)	3,655,068	(295,220)	(335,302)	(18,561,467)	(2,729,491)	11,863,888

Capital share transactions — Institutional Shares
Shares sold	21,464,101	10,109,253	244,714,600	147,323,346	16,132,364	24,616,046
Shares issued in reinvestment of distributions	2,464,137	1,028,877	7,495,276	—	—	—
Shares redeemed	(7,466,622)	(5,053,153)	(100,833,631)	(135,448,663)	(10,065,491)	(3,774,570)

Net increase (decrease)	16,461,616	6,084,977	151,376,245	11,874,683	6,066,873	20,841,476

Capital share transactions — R6 Shares
Shares sold	244,142	55,801	526,399	301,153	115,322	83,000
Shares issued in reinvestment of distributions	60,234	34,393	17,168	—	—	—
Shares redeemed	(54,984)	(27,438)	(283,235)	(254,199)	(53,114)	(28,280)

Net increase (decrease)	249,392	62,756	260,332	46,954	62,208	54,720

[1]	See Note 4f.

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$757,786	$163,815	$(1,090,017)	$(119,599)
Net realized gain (loss)	353,826	(29,010)	1,796,864	1,452,827
Change in net unrealized appreciation (depreciation)	16,908,392	1,540,261	20,019,523	12,943,885

Increase (decrease) in net assets resulting from operations	18,020,004	1,675,066	20,726,370	14,277,113

Distributions to shareholders from:
Distributable earnings — Retail Shares	(213,514)	(17,635)	(936,377)	(218,706)
Distributable earnings — Institutional Shares	(1,092,106)	(114,383)	(2,204,913)	(268,672)
Distributable earnings — R6 Shares	(11,394)	(4,502)	(90,063)	(47,650)
Return of capital — Retail Shares	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—
Return of capital — R6 Shares	—	—	—	—

Decrease in net assets from distributions to shareholders	(1,317,014)	(136,520)	(3,231,353)	(535,028)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	18,532,126	1,912,222	62,643,750	20,094,347
Proceeds from the sale of shares — Institutional Shares	72,503,424	40,465,627	127,638,444	24,782,586
Proceeds from the sale of shares — R6 Shares	74,626	39,480	811,359	1,969,884
Net asset value of shares issued in reinvestment of distributions — Retail Shares	206,150	17,368	920,858	215,430
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	1,088,034	113,638	2,202,329	268,072
Net asset value of shares issues in reinvestment of distribution — R6 Shares	11,393	4,502	90,063	47,649
Cost of shares redeemed — Retail Shares	(6,119,041)	(827,453)	(18,710,961)	(4,152,506)
Cost of shares redeemed — Institutional Shares	(17,585,205)	(710,995)	(8,207,188)	(1,938,250)
Cost of shares redeemed — R6 Shares	(871)	(2,370)	(296)	(71,517)

Increase (decrease) in net assets derived from capital share transactions	68,710,636	41,012,019	167,388,358	41,215,695

Net increase (decrease) in net assets	85,413,626	42,550,565	184,883,375	54,957,780

Net Assets:
Beginning of year	47,066,373	4,515,808	70,340,407	15,382,627

End of year	$132,479,999	$47,066,373	$255,223,782	$70,340,407

Capital share transactions — Retail Shares
Shares sold	1,150,039	160,782	3,005,430	1,325,369
Shares issued in reinvestment of distributions	12,092	1,486	43,948	12,657
Shares redeemed	(368,965)	(72,766)	(904,603)	(296,872)

Net increase (decrease)	793,166	89,502	2,144,775	1,041,154

Capital share transactions — Institutional Shares
Shares sold	4,326,943	2,895,052	6,240,144	1,462,806
Shares issued in reinvestment of distributions	63,501	8,609	104,129	15,649
Shares redeemed	(1,167,532)	(57,219)	(386,422)	(132,574)

Net increase (decrease)	3,222,912	2,846,442	5,957,851	1,345,881

Capital share transactions — R6 Shares
Shares sold	4,452	3,411	37,902	159,004
Shares issued in reinvestment of distributions	672	392	4,253	2,782
Shares redeemed	(52)	(222)	(14)	(5,708)

Net increase (decrease)	5,072	3,581	42,141	156,078

46	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron FinTech Fund		Baron New Asia Fund
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020[1]	For the Period Ended December 31, 2021[2]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(379,861)	$(76,110)	$(15,369)
Net realized gain (loss)	516,732	57,599	(27,698)
Change in net unrealized appreciation (depreciation)	6,328,857	5,602,515	68,243

Increase (decrease) in net assets resulting from operations	6,465,728	5,584,004	25,176

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	—	—
Distributable earnings — Institutional Shares	—	—	—
Distributable earnings — R6 Shares	—	—	—
Return of capital — Retail Shares	—	—	—
Return of capital — Institutional Shares	—	—	—
Return of capital — R6 Shares	—	—	—

Decrease in net assets from distributions to shareholders	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	11,236,191	6,974,228	1,451,489
Proceeds from the sale of shares — Institutional Shares	32,857,233	20,846,632	3,200,922
Proceeds from the sale of shares — R6 Shares	2,425,253	2,752,319	25,000
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	—
Cost of shares redeemed — Retail Shares	(5,233,598)	(1,776,462)	(204,914)
Cost of shares redeemed — Institutional Shares	(3,460,637)	(288,432)	(7,348)
Cost of shares redeemed — R6 Shares	(72,123)	—	—

Increase (decrease) in net assets derived from capital share transactions	37,752,319	28,508,285	4,465,149

Net increase (decrease) in net assets	44,218,047	34,092,289	4,490,325

Net Assets:
Beginning of year	34,092,289	—	—

End of year	$78,310,336	$34,092,289	$4,490,325

Capital share transactions — Retail Shares
Shares sold	653,709	605,522	142,534
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(309,417)	(167,962)	(19,542)

Net increase (decrease)	344,292	437,560	122,992

Capital share transactions — Institutional Shares
Shares sold	2,022,530	1,653,709	316,629
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(204,171)	(27,218)	(709)

Net increase (decrease)	1,818,359	1,626,491	315,920

Capital share transactions — R6 Shares
Shares sold	141,596	252,331	2,500
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(4,193)	—	—

Net increase (decrease)	137,403	252,331	2,500

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2021

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase in net assets resulting from operations	$2,052,065,551
Adjustments to reconcile net increase (decease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(700,363,138)
Proceeds from sales of portfolio securities	866,221,648
Net purchases, sales and maturities of short term investments	(288,577)
Increase in dividends and interest receivable	(1,722,631)
Decrease in prepaid expenses	82,963
Increase in accrued expenses	128,847
Net realized gain on investments	(453,084,762)
Change in net unrealized appreciation of investments	(1,670,609,178)

Net cash provided (used) by operating activities	$92,430,723

Cash Provided in Financing Activities
Distributions paid to shareholders	(34,885,115)
Proceeds from shares sold	1,645,237,050
Payment for shares redeemed	(1,875,835,798)
Increase in payable for borrowings against line of credit	173,000,000

Net cash provided (used) in financing activities	(92,483,863)

Net increase in cash	(53,140)
Cash at beginning of year	166,340

Cash at end of year	113,200

Supplemental cash flow information:
Interest paid	$4,598,262

48	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is presented in a separate report. Baron New Asia Fund commenced investment operations on July 30, 2021. Baron Technology Fund commenced investment operations on January 3, 2022, and therefore, financial information is not included in this report.

The investment goals of the Funds are as follows:

Baron Partners Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. growth companies. The Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investments increases both investment opportunity and investment risk.

Baron Focused Growth Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. small- and mid-sized growth companies.

Baron International Growth Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in non-U.S. growth companies.

Baron Real Estate Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in U.S. and non-U.S. real estate and real estate-related companies.

Baron Emerging Markets Fund is a diversified fund that seeks capital appreciation through investments primarily in growth companies in developing countries.

Baron Global Advantage Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities of established and emerging markets companies located throughout the world.

Baron Real Estate Income Fund is a non-diversified fund that seeks both capital appreciation and current income through investments primarily in real estate income-producing securities and other real estate securities.

Baron Health Care Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities engaged in research, development, production, sale, delivery or distribution of products and services related to the health care industry.

Baron FinTech Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management.

Baron New Asia Fund is a diversified fund seeks capital appreciation through investments primarily in equity securities located in Asia, but including all other developed, developing, and frontier countries in the Asian region.

Baron Technology Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities of U.S and non-U.S. technology companies, selected for their durable growth potential from the development, advancement, and use of technology.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, “Qualified Plans”), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. There is no minimum initial investment for Qualified Plans. All other R6 eligible investors must meet a minimum initial investment of at least $5 million per Fund. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which a Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 50% and 26%, respectively, of these Fund’s net assets as of December 31, 2021, the NAVs of the Funds will be materially impacted by the price of Tesla stock.

d) Non-Diversified Portfolio.  Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified Fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified Fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified Funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of a Fund’s investments, combined with a Fund’s non-diversified portfolio, may result in a Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, a Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 50% and 26%, respectively, of these Funds’ net assets as of December 31, 2021, the Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

f) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

g) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

The Funds did not participate in securities lending activities during the year ended December 31, 2021.

h) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2021, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

i) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

j) Special Purpose Acquisition Company.  The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering (“IPO”), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies via merger, combination, acquisition, or other similar transactions. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance if the Fund is invested in the SPAC during such period. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC’s acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e., PIPE transaction, defined below), the Fund will no longer be obligated to fulfill its commitment.

k) Private Investment in Public Equity.  The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction, including through commitments to purchase securities on a when-issued basis. A Fund will generally earmark an amount of cash or high-quality securities equal to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restriction can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Publicly traded securities acquired via a PIPE transaction are typically valued at a discount to the market price of an issuer’s common stock and classified as Level 2 or Level 3 in the fair value hierarchy depending on the significance of the unobservable inputs. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security.

As of December 31, 2021, the Funds did not have any commitments to purchase when-issued securities through PIPE transactions with SPACs.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

l) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

m) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

n) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

o) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2021 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$720,750,110	$862,882,103
Baron Focused Growth Fund	409,657,055	315,733,754
Baron International Growth Fund	291,902,329	237,286,435
Baron Real Estate Fund	1,675,530,135	1,021,496,979
Baron Emerging Markets Fund	5,065,162,918	2,637,177,693
Baron Global Advantage Fund	883,252,282	637,247,041
Baron Real Estate Income Fund	136,042,774	67,965,725
Baron Health Care Fund	228,620,813	84,710,120
Baron FinTech Fund	43,106,745	6,799,773
Baron New Asia Fund	4,434,847	412,811

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron New Asia Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund and Baron FinTech Fund equal to 0.88%, 0.85%, 0.75%, 0.75% and 0.80%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron New Asia Fund	1.45%	1.20%	1.20%

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2021, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron International Growth Fund	$760,400	$—	$—
Baron Real Estate Fund	655,481	—	—
Baron Global Advantage Fund	4,305,233	—	—
Baron Health Care Fund	985,200	—	—

f) Voluntary Payment.  The Adviser made voluntary payments to Baron Global Advantage Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 27, 2022. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Effective Federal Funds Rate or the one month LIBOR rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2021, interest expense incurred on these loans amounted to $4,540,154. During the year ended December 31, 2021, Baron Partners Fund had an average daily balance on the line of credit of $471.5 million at a weighted average interest rate of 0.96%. At December 31, 2021, Baron Partners Fund had an outstanding balance in the amount of $552,000,000.

The Funds (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary liquidity. Each fund may borrow, on a first-come, first-served basis, up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2021, Baron Focused Growth Fund, Baron Global Advantage Fund, and Baron Real Estate Income Fund had borrowings under the line of credit and incurred interest expense of $110, $1,000, and $1,343, respectively. For the 2 days during which there were borrowings, Baron Focused Growth Fund had an average daily balance on the line of credit of $1.7 million at a weighted average interest rate of 1.22%. For the 3 days during which there were borrowings, Baron Global Advantage Fund had an average daily balance on the line of credit of $10.1 million at a weighted average interest rate of 1.20%. For the 10 days during which there were borrowings, Baron Real Estate Income Fund had an average daily balance on the line of credit of $4.0 million at a weighted average interest rate of 1.22%. At December 31, 2021, Baron Global Advantage Fund had an outstanding balance in the amount of $5,500,000.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES

At December 31, 2021, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the Liquidity Rule governing classification of portfolio securities. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2021, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$139,906,305
StubHub Holdings, Inc.	12/22/2021	46,367,914
Private Convertible Preferred Stocks
Northvolt AB	5/19/2021	7,562,202
Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	307,685,323

Total Restricted Securities:		$501,521,744

(Cost $186,093,669)† (5.79% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$42,926,480
Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-12/3/2021	22,424,828

Total Restricted Securities:		$65,351,308

(Cost $39,949,596)† (7.80% of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II)	12/10/2020	$12,456,029
Private Common Stocks
Pine Labs PTE. Ltd.	5/17/2021	49,281,368
Private Convertible Preferred Stocks
Think & Learn Private Limited	3/31/2021	56,938,929
Warrant
Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II)	12/03/2021	12,331

Total Restricted Securities:		$118,688,657

(Cost $107,961,969)† (1.33% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II)	12/10/2020	$4,063,817
Rivian Automotive, Inc.	7/10/2020-1/19/2021	64,749,464
Private Common Stocks
Space Exploration Technologies Corp.	3/25/2021-12/3/2021	18,186,286
Private Convertible Preferred Stocks
Farmers Business Network, Inc.	7/31/2020-9/16/2021	16,908,507
Resident Home, Inc.	12/3/2020	3,357,846
Think & Learn Private Limited	3/31/2021	34,165,586
Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	12,105,965
Warrants
Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II)	12/3/2021	4,023

Total Restricted Securities:		$153,541,494

(Cost $94,197,868)† (5.88% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of December 31, 2021 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$8,561,867,377	$155,520,726	$—	$8,717,388,103
Private Common Stocks†	—	—	186,274,219	186,274,219
Private Convertible Preferred Stocks†	—	—	7,562,202	7,562,202
Private Preferred Stocks†	—	—	307,685,323	307,685,323
Warrants	193,332	—	—	193,332
Short Term Investments	—	288,577	—	288,577

Total Investments	$8,562,060,709	$155,809,303	$501,521,744	$9,219,391,756

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$770,185,603	$—	$—	$770,185,603
Private Common Stocks†	—	—	42,926,480	42,926,480
Private Preferred Stocks†	—	—	22,424,828	22,424,828
Short Term Investments	—	683,809	—	683,809

Total Investments	$770,185,603	$683,809	$65,351,308	$836,220,720

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$217,709,994	$485,793,631	$—	$703,503,625
Warrants†	106,907	—	—	106,907
Short Term Investments	—	55,440,720	—	55,440,720

Total Investments	$217,816,901	$541,234,351	$—	$759,051,252

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,930,979,356	$40,128,387	$—	$1,971,107,743
Short Term Investments	—	50,937,052	—	50,937,052

Total Investments	$1,930,979,356	$91,065,439	$—	$2,022,044,795

†	See Statements of Net Assets for additional detailed categorizations.

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,953,204,337	$6,470,218,742	$12,456,029	$8,435,879,108
Private Common Stocks	—	—	49,281,368	49,281,368
Private Convertible Preferred Stocks	—	—	56,938,929	56,938,929
Warrants	—	—	12,331	12,331
Short Term Investments	—	394,034,544	—	394,034,544

Total Investments	$1,953,204,337	$6,864,253,286	$118,688,657	$8,936,146,280

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,281,114,033	$165,709,355	$68,813,281	$2,515,636,669
Private Common Stocks	—	—	18,186,286	18,186,286
Private Convertible Preferred Stocks†	—	—	54,431,939	54,431,939
Private Preferred Stocks	—	—	12,105,965	12,105,965
Warrants†	918,802	—	4,023	922,825
Short Term Investments	—	1,382,400	—	1,382,400

Total Investments	$2,282,032,835	$167,091,755	$153,541,494	$2,602,666,084

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$131,234,819	$—	$—	$131,234,819
Short Term Investments	—	2,467,526	—	2,467,526

Total Investments	$131,234,819	$2,467,526	$—	$133,702,345

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$222,219,085	$7,033,916	$—	$229,253,001
Short Term Investments	—	25,291,243	—	25,291,243

Total Investments	$222,219,085	$32,325,159	$—	$254,544,244

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron FinTech Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$72,714,301	$3,970,771	$—	$76,685,072
Short Term Investments	—	3,263,355	—	3,263,355

Total Investments	$72,714,301	$7,234,126	$—	$79,948,427

	Baron New Asia Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$698,449	$3,365,637	$—	$4,064,086
Short Term Investments	—	577,711	—	577,711

Total Investments	$698,449	$3,943,348	$—	$4,641,797

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2021
Private Common Stocks
Consumer Discretionary	$—	$—	$—	$(3,632,127)	$50,000,041	$—	$—	$—	$46,367,914	$(3,632,127)
Industrials	68,936,929	—	—	70,969,376	—	—	—	—	139,906,305	70,969,376
Private Convertible Preferred Stocks
Industrials	—	—	—	(281,419)	7,843,621	—	—	—	7,562,202	(281,419)
Private Preferred Stocks
Industrials	151,607,760	—	—	156,077,563	—	—	—	—	307,685,323	156,077,563
Private Partnerships
Financials	197,815	—	647,600	(197,815)	—	(647,600)	—	—	—	—

Total	$220,742,504	$—	$647,600	$222,935,578	$57,843,662	$(647,600)	$—	$—	$501,521,744	$223,133,393

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2021
Private Common Stocks
Industrials	$6,487,985	$—	$—	$6,438,735	$29,999,760	$—	$—	$—	$42,926,480	$6,438,735
Private Preferred Stocks
Industrials	11,049,529	—	—	11,375,299	—	—	—	—	22,424,828	11,375,299

Total	$17,537,514	$—	$—	$17,814,034	$29,999,760	$—	$—	$—	$65,351,308	$17,814,034

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2021
Common Stocks
Information Technology	$40,431	$—	$(65,261)	$509,090	$—	$(484,260)	$—	$—	$—	$—

Total	$40,431	$—	$(65,261)	$509,090	$—	$(484,260)	$—	$—	$—	$—

	Baron Real Estate Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2021
Common Stocks
Real Estate[1]	$31,679,993	$—	$—	$9,256,849	$—	$—	$—	$(40,936,842)	$—	$—

[1]	Opendoor Technologies, Inc. restriction on resale was lifted on January 25, 2021.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers Into Level 3		Transfers Out of Level 3	Balance as of December 31, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2021
Common Stocks
Consumer Discretionary	$—	$—	$—	$(9,159,398)	$17,917,600	[1]	$—	$3,697,827	[2]	$—	$12,456,029	$(9,265,534)
Special Purpose Acquisition Company	274,196	—	—	(41,633)	—		—	—		(232,563)[2]	—	—
Private Common Stocks
Information Technology	—	—	—	9,281,368	40,000,000		—	—		—	49,281,368	9,281,368
Private Convertible Preferred Stocks
Consumer Discretionary	—	—	—	7,162,857	49,776,072		—	—		—	56,938,929	7,162,857
Warrants
Consumer Discretionary	—	—	—	12,331	—		—	—		-0- [2]	12,331	12,331
Special Purpose Acquisition Company	3,529,767	—	—	(64,503)	—		—	—		(3,465,264)[2]	—	—

Total	$3,803,963	$—	$—	$7,191,022	$107,693,672		$—	$3,697,827		$(3,697,827)	$118,688,657	$7,191,022

[1]	Codere Online Luxembourg, S.A (formerly DD3 Acquisition Corp. II) merger closed in November 2021.
[2]	Codere Online Luxembourg, S.A. (formerly DD3 Acquisition Corp. II ) Unit separated into 1 Common Stock and 1⁄2 Warrant.

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers Into Level 3		Transfers Out of Level 3	Balance as of December 31, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2021
Common Stocks
Consumer Discretionary	$—	$—	$—	$16,703,431	$5,845,670	[1]	$—	$46,264,180	[2,3]	$—	$68,813,281	$44,066,130
Materials	—	—	(1,192,442)	(1,104,807)	—		(1,057,551)	3,354,800	[5]	—	—	—
Real Estate	63,354,190	—	—	18,512,005	—		—	—		(81,866,195)[4]	—	—
Special Purpose Acquisition Company	89,462	—	—	(13,584)	—		—	—		(75,878)[2]	—	—
Private Common Stocks
Industrials	—	—	—	3,186,644	14,999,642		—	—		—	18,186,286	3,186,644
Private Convertible Preferred Stocks
Consumer Discretionary	15,229,412	—	—	30,984,174	36,367,599		—	—		(45,057,753)[3]	37,523,432	3,586,847
Materials	9,866,626	—	—	5,396,681	5,000,000		—	—		(3,354,800)[5]	16,908,507	4,523,969
Private Preferred Stocks
Industrials	—	—	—	(41,490)	12,147,455		—	—		—	12,105,965	(41,490)
Warrants
Consumer Discretionary	—	—	—	4,023	—		—	—		-0- [2]	4,023	4,023
Special Purpose Acquisition Company	1,151,593	—	—	(21,044)	—		—	—		(1,130,549)[2]	—	—

Total	$89,691,283	$—	$(1,192,442)	$73,606,033	$74,360,366		$(1,057,551)	$49,618,980		$(131,485,175)	$153,541,494	$55,326,123

[1]	Codere Online Luxembourg, S.A (formerly DD3 Acquisition Corp. II) merger closed in November 2021.
[2]	Codere Online Luxembourg, S.A. (formerly DD3 Acquisition Corp. II) Unit separated into 1 Common Stock and 1⁄2 Warrant.
[3]	Rivian Automotive, Series E and F Private Preferred Stocks converted into Common Stock on November 9, 2021.
[4]	Opendoor Technologies, Inc. restriction on resale was lifted on January 25, 2021.
[5]	Zymergen, Inc. Series D Private Preferred Stock converted into Common Stock on May 20, 2021.

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2021 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of December 31, 2021	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2021	Range used on December 31, 2021
Private Common Stocks: Consumer Discretionary	StubHub Holdings, Inc.	$46,367,914	Combination of recent transaction, current value via comparable companies, option-pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.79)%	(1.38)% - 0.14%
				Discount for lack of marketability	7.83%	6.99% - 10.37%
				Estimated volatility of the returns of equity[1]	47.10%	33.33% - 58.00%
				Scenario Probabilities: Scenario A / Scenario B / Scenario C2	90% / 9% / 1%	1% - 90.0%
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$447,591,628	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.06)%	(2.09)% - 0.91%
				Discount for lack of marketability	3.58%	3.58%
				Estimated volatility of the returns of equity[3]	31.34%	16.52% - 47.71%
Private Preferred Stocks: Industrials	Northvolt AB	$7,562,202	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	0.20%	(1.27)% - 1.60%
				Discount for lack of marketability	21.53%	21.53%
				Estimated volatility of the returns of equity[4]	64.71%	33.11% - 112.67%

Baron Focused Growth Fund

Sector	Company	Fair Value as of December 31, 2021	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2021	Range used on December 31, 2021
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$65,351,308	Combination of recent transaction, current value via comparable companies, and option-pricing methods .	Change in the composite equity index of comparable companies	(0.06)%	(2.09)% - 0.91%
				Discount for lack of marketability	3.58%	3.58%
				Estimated volatility of the returns of equity[3]	31.34%	16.52% - 47.71%

[1]	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
[2]	Baron’s reasonable estimate.
[3]

The volatility was calculated as a weighted-average of the volatilities of two groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

[4]	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Emerging Markets Fund

Sector	Company	Fair Value as of December 31, 2021	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2021	Range used on December 31, 2021
Common Stocks and Warrants: Consumer Discretionary	Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II)	$12,468,360	Discount for lack of marketability calculated using option pricing and comparable companies	Discount for lack of marketability	11.41%	11.41%
				Estimated volatility of the returns of equity[4]	48.67%	31.84% - 63.92%
Private Common Stocks: Information Technology	Pine Labs PTE. Ltd.	$49,281,368	Combination of recent transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Change in the composite equity index of comparable companies	0.89%	(0.14)% -0.95%
				Discount for lack of marketability	5.10%	5.10%
				Estimated volatility of the returns of equity[1]	25.59%	23.75% -42.18%
				Scenario Probabilities: Scenario A / Scenario B2	100% / 0%	0% - 100%
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$56,938,929	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	1.10%	(0.47)% - 4.80%
				Discount for lack of marketability	5.60%	5.60%
				Estimated volatility of the returns of equity[1]	28.12%	23.75% -90.36%

Baron Global Advantage Fund

Sector	Company	Fair Value as of December 31, 2021	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2021	Range used on December 31, 2021
Private Common Stocks: Consumer Discretionary	Rivian Automotive Inc.	$64,749,464	Discount for lack of marketability calculated using option pricing.	Discount for lack of marketability	5.47%	5.47%
				Estimated volatility of the returns of equity[1]	39.94%	23.44% - 54.76%
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$34,165,586	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	1.10%	(0.47)% - 4.80%
				Discount for lack of marketability	5.60%	5.60%
				Estimated volatility of the returns of equity[1]	28.12%	23.75% - 90.36%
Common Stocks and Warrants: Consumer Discretionary	Codere Online Luxembourg, S.A. (formerly, DD3 Acquisition Corp. II)	$4,067,840	Discount for lack of marketability calculated using option pricing and comparable companies	Discount for lack of marketability	11.41%	11.41%
				Estimated volatility of the returns of equity[4]	48.67%	31.84% - 63.92%

[1]	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
[2]	Baron’s reasonable estimate.
[3]

The volatility was calculated as a weighted-average of the volatilities of two groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

[4]	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund

Sector	Company	Fair Value as of December 31, 2021	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2021	Range used on December 31, 2021
Private Convertible Preferred Stocks: Materials	Farmers Business Network, Inc.	$16,908,507	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.47)%	(3.41)% - 1.41%
				Discount for lack of marketability	8.53%	8.53%
				Estimated volatility of the returns of equity[3]	37.88%	20.83% - 73.22%
				Scenario Probabilities: Scenario A / Scenario B4	90% / 10%	10% -90%
Private Preferred Stocks: Industrials	GM Cruise Holdings	$12,105,965	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	0.09%	(2.28)% - 0.86%
				Discount for lack of marketability	8.99%	8.99%
				Estimated volatility of the returns of equity[3]	27.52%	20.34% - 48.14%
				Scenario Probabilities: Scenario A / Scenario B4	70% / 30%	30% -70%
Private Convertible Preferred Stocks: Consumer Discretionary	Resident Home, Inc.	$3,357,846	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.49)%	(1.47)% -0.92%
				Discount for lack of marketability	25.01%	25.01%
				Estimated volatility of the returns of equity[3]	67.92%	44.10% - 79.12%
				Scenario Probabilities: Scenario A / Scenario B4	90% / 10%	10% -90%
Private Equity Investments: Industrials	Space Exploration Technologies Corp.	$18,186,286	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.06)%	(2.09)% -0.91%
				Discount for lack of marketability	3.58%	3.58%
				Estimated volatility of the returns of equity[3]	31.34%	16.52% -47.71%

[1]	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
[2]	Baron’s reasonable estimate.
[3]

The volatility was calculated as a weighted-average of the volatilities of two groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

[4]	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2021, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, partnership basis adjustments, and income from passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications.

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

Fund	Distributable Earnings/ (Losses)	Paid-In Capital
Baron Partners Fund	$71,623,032	$(71,623,032)
Baron Focused Growth Fund	6,780,558	(6,780,558)
Baron International Growth Fund	—	—
Baron Real Estate Fund	—	—
Baron Emerging Markets Fund	269,196	(269,196)
Baron Global Advantage Fund	11,111,880	(11,111,880)
Baron Real Estate Income Fund	—	—
Baron Health Care Fund	—	—
Baron FinTech Fund	147,174	(147,174)
Baron New Asia Fund	2,636	(2,636)

As of December 31, 2021, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,982,462,175	$407,638,825	$561,643,922	$1,433,583,376	$7,391,377,029

Gross tax unrealized appreciation	7,279,705,580	440,702,004	225,575,646	597,713,920	1,985,092,111
Gross tax unrealized depreciation	(42,775,999)	(12,120,109)	(28,168,316)	(9,252,501)	(440,322,860)

Net tax unrealized appreciation (depreciation)	7,236,929,581	428,581,895	197,407,330	588,461,419	1,544,769,251
Net tax unrealized currency appreciation (depreciation)	—	—	(1,629,675)	—	(55,638,184)
Undistributed ordinary income	—	—	67,021	22,987,359	—
Non-deductible interest expense	—	—	—	—	—
Undistributed net realized gain	151,079,607	75,069,708	6,202,659	13,592,258	—
Qualified late year loss deferral	—	—	—	—	(29,443,709)
Capital loss carryforwards	—	—	—	—	(160,275,935)
Paid-in capital	1,269,360,895	334,540,373	555,624,595	1,413,859,861	7,589,383,501

Net Assets	$8,657,370,083	$838,191,976	$757,671,930	$2,038,900,897	$8,888,794,924

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund
Cost of investments	$1,784,571,582	$115,407,226	$219,142,785	$68,323,520	$4,587,888

Gross tax unrealized appreciation	949,707,669	18,295,119	43,356,641	15,263,593	242,588
Gross tax unrealized depreciation	(131,613,167)	—	(7,955,182)	(3,638,686)	(188,679)

Net tax unrealized appreciation (depreciation)	818,094,502	18,295,119	35,401,459	11,624,907	53,909
Net tax unrealized currency appreciation (depreciation)	(1,748,666)	—	237	15	573
Undistributed ordinary income	—	—	—	—	—
Non-deductible interest expense	—	—	—	—	—
Undistributed net realized gain	17,373,760	622,824	—	579,620	—
Qualified late year loss deferral	(3,307,972)	—	(1,455,150)	—	(6,034)
Capital loss carryforwards	—	—	—	—	(20,636)
Paid-in capital	1,777,549,850	113,562,056	221,277,236	66,105,794	4,462,513

Net Assets	$2,607,961,474	$132,479,999	$255,223,782	$78,310,336	$4,490,325

As of December 31, 2021, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short term:
No expiration date	$—	$—	$—	$—	$160,275,935

Long term:
No expiration date	—	—	—	—	—

Capital loss carryforward utilized during the year ended December 31, 2021	$—	$—	$11,630,957	$—	$318,655,555

December 31, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund
Short term:
No expiration date	$—	$—	$—	$—	$20,636

Long term:
No expiration date	—	—	—	—	—

Capital loss carryforward utilized during the year ended December 31, 2021	$30,958,738	$206,477	$—	$—	$—

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 was as follows:

	Year Ended December 31, 2021			Year Ended December 31, 2020

Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$617,895,000	$—	$—	$238,741,733	$—
Baron Focused Growth Fund	—	113,240,031	—	—	17,513,194	—
Baron International Growth Fund	14,928,322	23,952,051	—	591,738	—	—
Baron Real Estate Fund	21,144,244	130,570,043	—	8,814,350	49,370,196	—
Baron Emerging Markets Fund	168,243,790	—	269,196	—	—	—
Baron Global Advantage Fund	—	—	—	—	—	—
Baron Real Estate Income Fund	690,123	626,891	—	136,520	—	—
Baron Health Care Fund	1,026,513	2,204,840	—	535,028	—	—
Baron FinTech Fund	—	—	—	—	—	—
Baron New Asia Fund	—	—	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2021, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2021, the officers, trustees and portfolio managers owned, directly or indirectly, 61.36% of Baron Focused Growth Fund, 18.06% of Baron FinTech Fund, and 69.81% of Baron New Asia Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron FinTech Fund, and Baron New Asia Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON REAL ESTATE FUND

Name of issuer	Value at December 31, 2020	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2021	Value at December 31, 2021	% of Net Assets at December 31, 2021
No longer an “Affiliated” Company as of December 31, 2021:
SmartRent, Inc. (formerly, Fifth Wall Acquisition Corp. I)	$—	$28,607,896	$15,308,776	$(427,296)	$53,890	$—	1,335,301	$12,925,714	0.63%
RXR Acquisition Corp.		19,655,540	6,664,668	(129,055)	(85,332)		1,290,554	12,776,485	0.63%

	$—	$48,263,436	$21,973,444	$(556,351)	$(31,442)	$—		$25,702,199

Baron Select Funds	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1 (Continued)

BARON GLOBAL ADVANTAGE FUND

Name of issuer	Value at December 31, 2020	Purchase Cost/ Transfer In	Sales Proceeds/ Transfer Out	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2021	Value at December 31, 2021	% of Net Assets at December 31, 2021
“Affiliated” Company as of December 31, 2021:
Sarissa Capital Acquisition Corp.	$15,908,693	$—	$—	$(851,451)	$—	$—	1,493,774	$15,057,242	0.58%

No longer an “Affiliated” Company as of December 31, 2021:
Codere Online Luxembourg, S.A.[2,4]	—	10,468,685	—	(4,472,350)	—	—	996,069	5,996,335	0.23%
Codere Online Luxembourg, S.A. Forward Shares[3,4]	257,209	5,845,670	—	(2,712,390)	—	—	584,567	3,390,489	0.13%
Codere Online Luxembourg, S.A. Founders Shares[3,4]	894,384	—	—	(271,238)	—	—	116,913	623,146	0.02%
Codere Online Luxembourg, S.A. Private Units[2,4]	89,462	—	(75,878)	(13,584)	—	—	—	—	0.00%
Codere Online Luxembourg, S.A. Private Shares[2,4]	—	75,878	—	(25,696)	—	—	8,652	50,182	0.00%
Codere Online Luxembourg, S.A. Units[2,4]	10,458,725	—	(11,314,318)	855,593	—	—	—	—	0.00%
Codere Online Luxembourg, S.A. Warrants Exp 11/30/2026[2,4]	—	845,633		(362,540)	—	—	498,034	483,093	0.02%

	$11,699,780	$17,235,866	$(11,390,196)	$(7,002,205)	$—	$—		$10,543,245

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2021.

[2]	Units separated into 1 Common Stock and 1⁄2 Warrant.
[3]	Merger closed in November 2021.
[4]	Formerly, DD3 Acquisition Corp. II.

11. RUSSIA/UKRAINE RISK

Certain Funds may invest in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

December 31, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Total expenses (%)		Less: Interest expense %	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	164.18	(1.98)	52.16	50.18	0.00	(15.36)	(15.36)	199.00	31.39	1.36		(0.06)	1.30		(1.11)	3,903.2	9.14

2020	69.04	(1.12)	102.29	101.17	0.00	(6.03)	(6.03)	164.18	148.56	1.56		(0.25)	1.31		(1.18)	3,219.4	10.70

2019	47.77	(0.75)	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	2.22		(0.90)	1.32		(1.29)	1,353.6	7.97

2018	48.75	(0.61)	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03		(0.71)	1.32		(1.13)	1,016.2	8.09

2017	37.06	(0.38)	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19

2016	35.62	(0.11)	1.55	1.44	0.00	0.00	0.00	37.06	4.04	1.78		(0.43)	1.35		(0.31)	913.9	15.59

2015	36.74	(0.05)	(0.95)	(1.00)	(0.12)	0.00	(0.12)	35.62	(2.71)	1.52		(0.20)	1.32		(0.13)	1,107.5	17.08

2014	33.32	0.23	3.19	3.42	0.00	0.00	0.00	36.74	10.26	1.51		(0.19)	1.32		0.66	1,256.3	30.82

2013	22.56	(0.19)	10.95	10.76	0.00	0.00	0.00	33.32	47.69	1.67		(0.29)	1.38		(0.66)	1,125.6	18.57

2012	19.39	(0.04)	3.21	3.17	0.00	0.00	0.00	22.56	16.35	1.74		(0.34)	1.40		(0.18)	653.7	13.04

INSTITUTIONAL SHARES

Year Ended December 31,

2021	169.04	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.95	31.73	1.11		(0.06)	1.05		(0.86)	4,126.7	9.14

2020	70.82	(0.92)	105.17	104.25	0.00	(6.03)	(6.03)	169.04	149.18	1.30		(0.25)	1.05		(0.93)	3,191.4	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	1,187.0	7.97

2018	49.73	(0.49)	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77		(0.71)	1.06		(0.88)	815.6	8.09

2017	37.70	(0.27)	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19

2016	36.15	(0.02)	1.57	1.55	0.00	0.00	0.00	37.70	4.29	1.52		(0.43)	1.09		(0.05)	645.3	15.59

2015	37.28	0.04	(0.95)	(0.91)	(0.22)	0.00	(0.22)	36.15	(2.43)	1.26		(0.20)	1.06		0.11	793.3	17.08

2014	33.72	0.25	3.31	3.56	0.00	0.00	0.00	37.28	10.56	1.26		(0.20)	1.06		0.69	681.5	30.82

2013	22.78	(0.12)	11.06	10.94	0.00	0.00	0.00	33.72	48.02	1.41		(0.30)	1.11		(0.41)	349.0	18.57

2012	19.52	0.04	3.22	3.26	0.00	0.00	0.00	22.78	16.70	1.48		(0.35)	1.13		0.18	146.5	13.04

R6 SHARES

Year Ended December 31,

2021	169.03	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.94	31.73	1.11		(0.06)	1.05		(0.86)	627.5	9.14

2020	70.82	(0.91)	105.15	104.24	0.00	(6.03)	(6.03)	169.03	149.16	1.30		(0.25)	1.05		(0.93)	465.0	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	186.9	7.97

2018	49.73	(0.46)	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79		(0.73)	1.06		(0.82)	123.4	8.09

2017	37.71	(0.26)	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19

2016[4]	38.61	(0.01)	(0.89)	(0.90)	0.00	0.00	0.00	37.71	(2.33)[2]	1.62	[3]	(0.53)[3]	1.09	[3]	(0.04)[3]	8.3	15.59

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

See Notes to Financial Statements.	67

Baron Select Funds	December 31, 2021

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	43.36	(0.51)	8.59	8.08	0.00	(6.92)	(6.92)	44.52	18.83		1.32	[8]	0.00	1.32		(1.12)	209.8	45.28

2020	20.18	(0.32)	24.74	24.42	0.00	(1.24)	(1.24)	43.36	122.21		1.35		0.00	1.35		(1.15)	157.7	18.09

2019	15.81	(0.12)	4.85	4.73	0.00	(0.36)	(0.36)	20.18	30.03	[3]	1.39	[8]	(0.04)	1.35		(0.67)	49.1	4.53

2018	15.38	(0.08)	0.68	0.60	0.00	(0.17)	(0.17)	15.81	3.75	[3]	1.39	[8]	(0.04)	1.35		(0.49)	40.9	1.85

2017	12.43	(0.09)	3.36	3.27	(0.00)[2]	(0.32)	(0.32)	15.38	26.36	[3]	1.40		(0.05)	1.35		(0.64)	42.4	11.48

2016	13.09	0.01	0.08	0.09	0.00	(0.75)	(0.75)	12.43	0.67	[3]	1.43		(0.08)	1.35		0.11	37.7	14.31

2015	14.21	(0.01)	(0.35)	(0.36)	(0.02)	(0.74)	(0.76)	13.09	(2.42)[3]		1.39		(0.04)	1.35		(0.10)	43.7	12.18

2014	13.97	0.04	0.29	0.33	0.00	(0.09)	(0.09)	14.21	2.35	[3]	1.39		(0.04)	1.35		0.31	46.1	36.92

2013	11.26	(0.07)	2.95	2.88	(0.17)	0.00	(0.17)	13.97	25.69	[3]	1.42		(0.07)	1.35		(0.53)	47.6	33.67

2012	9.71	0.24	1.31	1.55	0.00	0.00	0.00	11.26	15.96	[3]	1.48		(0.13)	1.35		2.30	31.4	38.38

INSTITUTIONAL SHARES

Year Ended December 31,

2021	44.56	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.09	19.16		1.05	[8]	0.00	1.05		(0.85)	307.8	45.28

2020	20.67	(0.24)	25.37	25.13	0.00	(1.24)	(1.24)	44.56	122.75		1.07		0.00	1.07		(0.88)	233.7	18.09

2019	16.15	(0.08)	4.96	4.88	0.00	(0.36)	(0.36)	20.67	30.33	[3]	1.11	[8]	(0.01)	1.10		(0.42)	91.3	4.53

2018	15.66	(0.05)	0.71	0.66	0.00	(0.17)	(0.17)	16.15	4.07		1.09	[8]	0.00	1.09		(0.30)	70.7	1.85

2017	12.63	(0.06)	3.41	3.35	(0.00)[2]	(0.32)	(0.32)	15.66	26.59	[3]	1.12		(0.02)	1.10		(0.39)	127.8	11.48

2016	13.25	0.05	0.08	0.13	0.00	(0.75)	(0.75)	12.63	0.97	[3]	1.13		(0.03)	1.10		0.37	128.9	14.31

2015	14.37	0.02	(0.34)	(0.32)	(0.06)	(0.74)	(0.80)	13.25	(2.12)		1.09		0.00	1.09		0.16	140.5	12.18

2014	14.10	0.08	0.28	0.36	0.00	(0.09)	(0.09)	14.37	2.54		1.09		0.00	1.09		0.56	149.2	36.92

2013	11.35	(0.04)	2.99	2.95	(0.20)	0.00	(0.20)	14.10	26.09	[3]	1.12		(0.02)	1.10		(0.28)	148.4	33.67

2012	9.77	0.26	1.32	1.58	0.00	0.00	0.00	11.35	16.17	[3]	1.16		(0.06)	1.10		2.53	87.9	38.38

R6 SHARES

Year Ended December 31,

2021	44.59	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.12	19.15		1.05	[8]	0.00	1.05		(0.86)	320.6	45.28

2020	20.68	(0.24)	25.39	25.15	0.00	(1.24)	(1.24)	44.59	122.78		1.07		0.00	1.07		(0.87)	271.3	18.09

2019	16.16	(0.07)	4.95	4.88	0.00	(0.36)	(0.36)	20.68	30.31		1.10	[8]	0.00	1.10		(0.40)	122.0	4.53

2018	15.67	(0.03)	0.69	0.66	0.00	(0.17)	(0.17)	16.16	4.07	[3]	1.10	[8]	(0.00)[7]	1.10		(0.18)	92.2	1.85

2017	12.63	(0.06)	3.42	3.36	(0.00)[2]	(0.32)	(0.32)	15.67	26.67	[3]	1.10		(0.00)[7]	1.10		(0.38)	22.6	11.48

2016[6]	13.87	0.02	(0.51)	(0.49)	0.00	(0.75)	(0.75)	12.63	(3.55)[3,4]		1.14	[5]	(0.04)[5]	1.10	[5]	0.53 [5]	8.6	14.31

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Less than 0.01%.
[8]	Interest expense rounds to less than 0.01%.

68	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	31.97	(0.11)	3.18	3.07	(0.63)	(1.12)	(1.75)	33.29	9.64	[3]	1.23		(0.03)	1.20		(0.33)	100.2	36.00

2020	24.50	(0.01)	7.49	7.48	(0.01)	0.00	(0.01)	31.97	30.52	[3]	1.28		(0.08)	1.20		(0.05)	85.5	41.13

2019	19.00	0.01	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[3]	1.31		(0.11)	1.20		0.06	82.0	56.52

2018	23.90	(0.01)	(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[3]		1.34	[7]	(0.14)	1.20		(0.03)	59.8	50.83

2017	18.09	(0.06)	6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[3]	1.51		(0.14)	1.37		(0.28)	56.5	31.44

2016	18.05	(0.03)	0.24	0.21	(0.01)	(0.16)	(0.17)	18.09	1.14	[3]	1.65		(0.15)	1.50		(0.16)	41.8	38.90

2015	17.94	0.03	0.19	0.22	(0.08)	(0.03)	(0.11)	18.05	1.23	[3]	1.59		(0.09)	1.50		0.15	44.9	42.85

2014	18.91	0.03	(0.46)	(0.43)	(0.00)[2]	(0.54)	(0.54)	17.94	(2.33)[3]		1.63		(0.13)	1.50		0.14	53.0	34.67

2013	15.55	(0.01)	3.37	3.36	0.00	0.00	0.00	18.91	21.61	[3]	1.74		(0.24)	1.50		(0.05)	17.0	40.60

2012	13.20	(0.02)	2.37	2.35	0.00	0.00	0.00	15.55	17.80	[3]	1.78		(0.28)	1.50		(0.16)	15.6	39.02

INSTITUTIONAL SHARES

Year Ended December 31,

2021	32.51	(0.02)	3.22	3.20	(0.71)	(1.12)	(1.83)	33.88	9.88	[3]	0.96		(0.01)	0.95		(0.05)	497.2	36.00

2020	24.88	0.06	7.61	7.67	(0.04)	0.00	(0.04)	32.51	30.83	[3]	1.01		(0.06)	0.95		0.25	362.9	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.04		(0.09)	0.95		0.27	223.6	56.52

2018	24.19	0.06	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.07	[7]	(0.12)	0.95		0.26	154.2	50.83

2017	18.25	(0.01)	6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.23		(0.12)	1.11		(0.06)	110.8	31.44

2016	18.17	0.01	0.24	0.25	(0.01)	(0.16)	(0.17)	18.25	1.35	[3]	1.36		(0.11)	1.25		0.07	45.4	38.90

2015	18.09	0.08	0.19	0.27	(0.16)	(0.03)	(0.19)	18.17	1.48	[3]	1.31		(0.06)	1.25		0.41	53.7	42.85

2014	19.05	0.12	(0.50)	(0.38)	(0.04)	(0.54)	(0.58)	18.09	(2.07)[3]		1.34		(0.09)	1.25		0.64	52.3	34.67

2013	15.63	0.03	3.39	3.42	(0.00)[2]	0.00	(0.00)[2]	19.05	21.89	[3]	1.37		(0.12)	1.25		0.20	45.4	40.60

2012	13.25	0.01	2.40	2.41	(0.03)	0.00	(0.03)	15.63	18.17	[3]	1.40		(0.15)	1.25		0.09	39.0	39.02

R6 SHARES

Year Ended December 31,

2021	32.49	(0.03)	3.23	3.20	(0.71)	(1.12)	(1.83)	33.86	9.89	[3]	0.96		(0.01)	0.95		(0.10)	160.3	36.00

2020	24.88	0.04	7.61	7.65	(0.04)	0.00	(0.04)	32.49	30.75	[3]	0.98		(0.03)	0.95		0.15	163.5	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.03		(0.08)	0.95		0.28	17.7	56.52

2018	24.19	0.07	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.06	[7]	(0.11)	0.95		0.31	12.4	50.83

2017	18.25	(0.02)	6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.22		(0.12)	1.10		(0.10)	0.8	31.44

2016[6]	19.15	(0.02)	(0.71)	(0.73)	(0.01)	(0.16)	(0.17)	18.25	(3.83)[3,4]		1.38	[5]	(0.14)[5]	1.24	[5]	(0.31)[5]	0.4	38.90

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	69

Baron Select Funds	December 31, 2021

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	35.21	(0.10)	8.42	8.32	0.00	(3.29)	0.00	(3.29)	40.24	24.03	1.31		0.00	1.31		(0.26)	514.8	64.39

2020	26.18	(0.10)	11.34	11.24	(0.00)[2]	(2.21)	0.00	(2.21)	35.21	43.85	1.34		0.00	1.34		(0.36)	321.8	71.46

2019	20.77	(0.03)	9.08	9.05	0.00	(3.64)	0.00	(3.64)	26.18	44.11	1.33	[7]	0.00	1.33		(0.10)	246.9	53.44

2018	29.58	(0.03)	(6.28)	(6.31)	0.00	(2.50)	0.00	(2.50)	20.77	(22.22)	1.32	[7]	0.00	1.32		(0.10)	213.0	56.47

2017	23.67	0.00 [2]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04	1.32		0.00	1.32		0.01	426.7	44.56

2016	24.24	(0.02)	(0.47)	(0.49)	0.00	(0.08)	0.00	(0.08)	23.67	(2.01)	1.33		0.00	1.33		(0.07)	434.0	55.50

2015	25.92	(0.06)	(1.14)	(1.20)	(0.01)	(0.47)	0.00	(0.48)	24.24	(4.65)	1.31		0.00	1.31		(0.23)	788.9	50.50

2014	22.25	0.04	3.66	3.70	(0.03)	0.00	0.00	(0.03)	25.92	16.61	1.32		0.00	1.32		0.17	782.8	24.40

2013	17.52	(0.05)	4.80	4.75	0.00	(0.02)	0.00	(0.02)	22.25	27.12	1.35		0.00	1.35		(0.23)	539.5	19.36

2012	12.51	0.01	5.31	5.32	0.00	(0.31)	0.00	(0.31)	17.52	42.60 [3]	1.76		(0.41)	1.35		0.07	53.6	30.14

INSTITUTIONAL SHARES

Year Ended December 31,

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	0.00	(3.29)	41.36	24.36	1.05		0.00	1.05		0.04	1,490.8	64.39

2020	26.68	(0.03)	11.60	11.57	(0.02)	(2.21)	0.00	(2.23)	36.02	44.28	1.08		0.00	1.08		(0.10)	705.4	71.46

2019	21.10	0.04	9.22	9.26	(0.04)	(3.64)	0.00	(3.68)	26.68	44.44	1.08	[7]	0.00	1.08		0.15	360.2	53.44

2018	30.01	0.05	(6.39)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.04)	1.06	[7]	0.00	1.06		0.17	320.9	56.47

2017	23.93	0.07	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	657.6	44.56

2016	24.51	0.04	(0.47)	(0.43)	0.00	(0.08)	(0.07)	(0.15)	23.93	(1.75)	1.07		0.00	1.07		0.19	514.6	55.50

2015	26.14	0.01	(1.16)	(1.15)	(0.01)	(0.47)	0.00	(0.48)	24.51	(4.42)	1.06		0.00	1.06		0.04	992.8	50.50

2014	22.43	0.11	3.68	3.79	(0.08)	0.00	0.00	(0.08)	26.14	16.93	1.06		0.00	1.06		0.44	919.7	24.40

2013	17.64	0.03	4.81	4.84	(0.00)[2]	(0.02)	(0.03)	(0.05)	22.43	27.48	1.09		0.00	1.09		0.15	486.1	19.36

2012	12.56	0.06	5.33	5.39	0.00	(0.31)	0.00	(0.31)	17.64	42.99 [3]	1.44		(0.34)	1.10		0.36	35.5	30.14

CLASS C SHARES

Year Ended December 31,

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	0.00	(3.29)	41.36	24.36	1.05		0.00	1.05		0.02	33.3	64.39

2020	26.69	(0.03)	11.59	11.56	(0.02)	(2.21)	0.00	(2.23)	36.02	44.23	1.07		0.00	1.07		(0.10)	20.0	71.46

2019	21.10	0.04	9.23	9.27	(0.04)	(3.64)	0.00	(3.68)	26.69	44.51	1.07	[7]	0.00	1.07		0.17	13.2	53.44

2018	30.01	0.09	(6.43)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.03)	1.07	[7]	0.00	1.07		0.31	9.3	56.47

2017	23.93	0.07	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	3.3	44.56

2016[6]	21.80	0.02	2.26	2.28	0.00	(0.08)	(0.07)	(0.15)	23.93	10.47 [4]	1.07	[5]	0.00	1.07	[5]	0.08 [5]	2.0	55.50

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Interest expense rounds to less than 0.01%.

70	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	18.97	(0.09)	(1.09)	(1.18)	(0.28)	0.00	(0.00)[6]	(0.28)	17.51	(6.26)	1.33		0.00	1.33		(0.46)	462.6	33.10

2020	14.72	(0.06)	4.31	4.25	0.00	0.00	0.00	0.00	18.97	28.87	1.35		0.00	1.35		(0.44)	507.7	55.65

2019	12.45	0.03	2.27	2.30	(0.03)	0.00	(0.00)[6]	(0.03)	14.72	18.48	1.35		0.00	1.35		0.23	667.1	59.00

2018	15.33	0.05	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)	1.36		0.00	1.36		0.36	753.5	43.27

2017	10.95	0.03	4.39	4.42	(0.04)	0.00	(0.00)[6]	(0.04)	15.33	40.34	1.36		0.00	1.36		0.23	1,121.4	30.75

2016	10.57	0.04	0.36	0.40	(0.02)	0.00	0.00	(0.02)	10.95	3.75	1.38		0.00	1.38		0.33	768.5	25.31

2015	11.91	0.03	(1.36)	(1.33)	(0.01)	0.00	0.00	(0.01)	10.57	(11.16)	1.45		0.00	1.45		0.25	665.5	26.34

2014	11.54	0.07	0.33	0.40	(0.03)	0.00	0.00	(0.03)	11.91	3.47 [2]	1.52		(0.02)	1.50		0.56	649.7	23.38

2013	10.06	(0.06)	1.54	1.48	0.00	0.00	0.00	0.00	11.54	14.71 [2]	1.90		(0.40)	1.50		(0.53)	259.6	14.68

2012	8.28	(0.04)	1.94	1.90	(0.12)	0.00	0.00	(0.12)	10.06	22.98 [2]	4.01		(2.51)	1.50		(0.39)	2.9	42.68

INSTITUTIONAL SHARES

Year Ended December 31,

2021	19.06	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[6]	(0.33)	17.58	(6.07)	1.08		0.00	1.08		(0.22)	8,408.8	33.10

2020	14.75	(0.03)	4.34	4.31	0.00	0.00	0.00	0.00	19.06	29.22	1.09		0.00	1.09		(0.20)	6,228.8	55.65

2019	12.47	0.07	2.28	2.35	(0.06)	0.00	(0.01)	(0.07)	14.75	18.86	1.09		0.00	1.09		0.50	4,644.8	59.00

2018	15.37	0.09	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)	1.10		0.00	1.10		0.62	3,850.0	43.27

2017	10.98	0.06	4.40	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.37	40.63	1.10		0.00	1.10		0.47	3,842.5	30.75

2016	10.59	0.06	0.37	0.43	(0.04)	0.00	0.00	(0.04)	10.98	4.08	1.13		0.00	1.13		0.57	1,832.8	25.31

2015	11.94	0.06	(1.37)	(1.31)	(0.04)	0.00	0.00	(0.04)	10.59	(10.97)	1.20		0.00	1.20		0.49	1,040.9	26.34

2014	11.56	0.09	0.34	0.43	(0.05)	0.00	0.00	(0.05)	11.94	3.75 [2]	1.27		(0.02)	1.25		0.76	697.8	23.38

2013	10.05	0.01	1.50	1.51	0.00	0.00	0.00	0.00	11.56	15.02 [2]	1.80		(0.55)	1.25		0.05	116.0	14.68

2012	8.30	(0.01)	1.93	1.92	(0.17)	0.00	0.00	(0.17)	10.05	23.22 [2]	3.37		(2.12)	1.25		(0.14)	6.0	42.68

R6 SHARES

Year Ended December 31,

2021	19.07	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[6]	(0.33)	17.59	(6.07)	1.08		0.00	1.08		(0.21)	17.4	33.10

2020	14.75	(0.03)	4.35	4.32	0.00	0.00	0.00	0.00	19.07	29.29	1.09		0.00	1.09		(0.18)	13.9	55.65

2019	12.48	0.07	2.27	2.34	(0.06)	0.00	(0.01)	(0.07)	14.75	18.77	1.09		0.00	1.09		0.49	10.1	59.00

2018	15.38	0.10	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)	1.11		0.00	1.11		0.69	7.3	43.27

2017	10.99	0.07	4.39	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.38	40.59	1.11		0.00	1.11		0.49	4.9	30.75

2016[5]	9.94	0.05	1.04	1.09	(0.04)	0.00	0.00	(0.04)	10.99	10.99 [3]	1.13	[4]	0.00	1.13	[4]	0.48 [4]	0.7	25.31

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[6]	Less than $0.01 per share.

See Notes to Financial Statements.	71

Baron Select Funds	December 31, 2021

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses (%)		Less: Interest expense %	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	51.34	(0.62)	0.93	0.31	0.00	0.00	0.00	51.65	0.60	[4,12]	1.15		(0.00)[11]	1.15		(0.00)[13]	1.15		(1.14)	786.3	23.73

2020	28.68	(0.44)	23.10	22.66	0.00	0.00	0.00	51.34	79.01	[4]	1.17		0.00	1.17		(0.02)	1.15		(1.10)	921.7	8.75

2019	19.77	(0.02)	8.93	8.91	0.00	0.00	0.00	28.68	45.07	[4]	1.25		(0.00)[11]	1.25		(0.10)	1.15		(0.08)	174.6	19.44

2018	20.56	(0.21)	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[4]		1.45		(0.00)[11]	1.45		(0.30)	1.15		(0.94)	35.7	19.77

2017	13.75	(0.18)	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[4]	2.07		(0.01)	2.06		(0.70)	1.36		(1.01)	18.4	27.98

2016	13.91	(0.18)	0.02 [10]	(0.16)	0.00	0.00	0.00	13.75	(1.15)[4]		3.86		0.00	3.86		(2.36)	1.50		(1.30)	5.0	21.48

2015	14.20	(0.11)	(0.14)	(0.25)	(0.02)	(0.02)	(0.04)	13.91	(1.72)[4]		3.19		0.00	3.19		(1.69)	1.50		(0.75)	6.2	25.88

2014	13.51	0.02	0.67	0.69	0.00	(0.00)[3]	0.00	14.20	5.11	[4,5]	3.61		0.00	3.61		(2.11)	1.50		0.18	3.9	123.51

2013	10.41	(0.02)	3.12	3.10	0.00	0.00	0.00	13.51	29.78	[4]	5.51		0.00	5.51		(4.01)	1.50		(0.20)	2.3	32.78

2012[1]	10.00	(0.02)	0.43	0.41	0.00	0.00	0.00	10.41	4.10	[4,6]	8.35	[7,8]	0.00	8.35	[7,8]	(6.85)[7,8]	1.50	[7,8]	(0.38)[7,8]	1.5	24.64	[6]

INSTITUTIONAL SHARES

Year Ended December 31,

2021	52.25	(0.49)	0.94	0.45	0.00	0.00	0.00	52.70	0.86	[4,12]	0.90		(0.00)[11]	0.90		(0.00)[13]	0.90		(0.89)	1,803.3	23.73

2020	29.12	(0.35)	23.48	23.13	0.00	0.00	0.00	52.25	79.43	[4]	0.92		0.00	0.92		(0.02)	0.90		(0.85)	1,470.9	8.75

2019	20.02	(0.01)	9.11	9.10	0.00	0.00	0.00	29.12	45.45	[4]	1.00		(0.00)[11]	1.00		(0.10)	0.90		(0.03)	212.8	19.44

2018	20.77	(0.16)	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[4]		1.18		(0.00)[11]	1.18		(0.28)	0.90		(0.71)	49.2	19.77

2017	13.87	(0.14)	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[4]	1.70		(0.01)	1.69		(0.61)	1.08		(0.77)	24.8	27.98

2016	14.00	(0.14)	0.01 [10]	(0.13)	0.00	0.00	0.00	13.87	(0.93)[4]		3.55		0.00	3.55		(2.30)	1.25		(1.06)	4.6	21.48

2015	14.28	(0.07)	(0.15)	(0.22)	(0.04)	(0.02)	(0.06)	14.00	(1.51)[4]		2.89		0.00	2.89		(1.64)	1.25		(0.47)	5.3	25.88

2014	13.56	0.07	0.65	0.72	0.00	(0.00)[3]	0.00	14.28	5.32	[4,5]	2.92		0.00	2.92		(1.67)	1.25		0.48	4.1	123.51

2013	10.42	0.00 [3]	3.14	3.14	0.00	0.00	0.00	13.56	30.13	[4]	4.91		0.00	4.91		(3.66)	1.25		0.02	3.3	32.78

2012[1]	10.00	(0.02)	0.44	0.42	0.00	0.00	0.00	10.42	4.20	[4,6]	7.33	[7,8]	0.00	7.33	[7,8]	(6.08)[7,8]	1.25	[7,8]	(0.30)[7,8]	1.6	24.64	[6]

R6 SHARES

Year Ended December 31,

2021	52.28	(0.50)	0.95	0.45	0.00	0.00	0.00	52.73	0.86	[4,12]	0.90		(0.00)[11]	0.90		(0.00)[13]	0.90		(0.89)	18.4	23.73

2020	29.14	(0.32)	23.46	23.14	0.00	0.00	0.00	52.28	79.41	[4]	0.92		0.00	0.92		(0.02)	0.90		(0.83)	15.0	8.75

2019	20.03	(0.03)	9.14	9.11	0.00	0.00	0.00	29.14	45.48	[4]	1.00		(0.00)[11]	1.00		(0.10)	0.90		(0.10)	6.8	19.44

2018	20.79	(0.15)	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[4]		1.16		(0.00)[11]	1.16		(0.26)	0.90		(0.69)	4.3	19.77

2017	13.87	(0.14)	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[4]	1.69		(0.01)	1.68		(0.59)	1.09		(0.75)	0.4	27.98

2016[9]	14.37	(0.07)	(0.43)	(0.50)	0.00	0.00	0.00	13.87	(3.48)[4,6]		4.11	[8]	0.00	4.11	[8]	(2.87)[8]	1.24	[8]	(1.52)[8]	0.1	21.48

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.
[9]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[10]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[11]	Interest expense rounds to less than 0.01%.
[12]

The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.

[13]	Less than 0.01%.

72	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	14.08	0.15	3.93	4.08	(0.19)	(0.07)	(0.26)	17.90	29.08	[3]	1.42	[4]	(0.37)	1.05	0.94	17.9	96.59

2020	11.65	0.11	2.43	2.54	(0.11)	0.00	(0.11)	14.08	22.02	[3]	4.40		(3.35)	1.05	0.91	2.9	41.75

2019	8.63	0.13	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87		(5.82)	1.05	1.20	1.4	52.50

2018[1]	10.00	0.14	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47		(9.42)	1.05	1.43	0.4	67.39

INSTITUTIONAL SHARES

Year Ended December 31,

2021	14.15	0.18	3.98	4.16	(0.19)	(0.07)	(0.26)	18.05	29.51	[3]	1.08	[4]	(0.28)	0.80	1.11	113.7	96.59

2020	11.68	0.37	2.21	2.58	(0.11)	0.00	(0.11)	14.15	22.30	[3]	3.45		(2.65)	0.80	3.00	43.6	41.75

2019	8.66	0.14	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63		(4.83)	0.80	1.37	2.7	52.50

2018[1]	10.00	0.16	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18		(6.38)	0.80	1.71	2.0	67.39

R6 SHARES

Year Ended December 31,

2021	14.14	0.16	3.99	4.15	(0.19)	(0.07)	(0.26)	18.03	29.46	[3]	1.08	[4]	(0.28)	0.80	1.01	0.9	96.59

2020	11.67	0.11	2.47	2.58	(0.11)	0.00	(0.11)	14.14	22.32	[3]	3.47		(2.67)	0.80	1.06	0.6	41.75

2019	8.66	0.14	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27		(4.47)	0.80	1.36	0.4	52.50

2018[1]	10.00	0.20	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05		(6.25)	0.80	2.07	0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	73

Baron Select Funds	December 31, 2021

FINANCIAL HIGHLIGHTS (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from						Ratio to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	18.75	(0.17)	3.06	2.89	0.00	(0.30)	(0.30)	21.34	15.46	[3]	1.17		(0.07)	1.10		(0.82)	76.3	55.38

2020	12.86	(0.09)	6.17	6.08	0.00	(0.19)	(0.19)	18.75	47.40	[3]	1.73		(0.63)	1.10		(0.60)	26.8	35.84

2019	9.51	(0.06)	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80		(1.70)	1.10		(0.54)	5.0	68.10

2018[1]	10.00	(0.04)	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Year Ended December 31,

2021	18.88	(0.12)	3.08	2.96	0.00	(0.30)	(0.30)	21.54	15.72	[3]	0.89		(0.04)	0.85		(0.57)	172.4	55.38

2020	12.92	(0.05)	6.20	6.15	0.00	(0.19)	(0.19)	18.88	47.72	[3]	1.45		(0.60)	0.85		(0.31)	38.6	35.84

2019	9.53	(0.03)	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39		(1.54)	0.85		(0.28)	9.1	68.10

2018[1]	10.00	(0.02)	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Year Ended December 31,

2021	18.87	(0.12)	3.09	2.97	0.00	(0.30)	(0.30)	21.54	15.79	[3]	0.89		(0.04)	0.85		(0.57)	6.5	55.38

2020	12.91	(0.04)	6.19	6.15	0.00	(0.19)	(0.19)	18.87	47.76	[3]	1.44		(0.59)	0.85		(0.25)	4.9	35.84

2019	9.52	(0.03)	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22		(1.37)	0.85		(0.28)	1.3	68.10

2018[1]	10.00	(0.02)	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

74	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FINTECH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain on investment ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	14.69	(0.14)	2.35	2.21	0.00	0.00	0.00	16.90	15.04	[3]	1.57	(0.37)	1.20	(0.85)	13.2	11.88

2020[1]	10.00	(0.09)	4.78	4.69	0.00	0.00	0.00	14.69	46.90	[3]	3.09	(1.89)	1.20	(0.77)	6.4	8.12

INSTITUTIONAL SHARES

Year Ended December 31,

2021	14.72	(0.10)	2.36	2.26	0.00	0.00	0.00	16.98	15.35	[3]	1.18	(0.23)	0.95	(0.60)	58.5	11.88

2020[1]	10.00	(0.07)	4.79	4.72	0.00	0.00	0.00	14.72	47.20	[3]	2.43	(1.48)	0.95	(0.54)	24.0	8.12

R6 SHARES

Year Ended December 31,

2021	14.73	(0.10)	2.35	2.25	0.00	0.00	0.00	16.98	15.28	[3]	1.18	(0.23)	0.95	(0.60)	6.6	11.88

2020[1]	10.00	(0.06)	4.79	4.73	0.00	0.00	0.00	14.73	47.30	[3]	2.33	(1.38)	0.95	(0.53)	3.7	8.12

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	75

Baron Select Funds	December 31, 2021

FINANCIAL HIGHLIGHTS (Continued)

BARON NEW ASIA FUND

Selected data for a share outstanding throughout the period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)		Portfolio turnover rate (%)

RETAIL SHARES

Period Ended December 31,

2021[1]	10.00	(0.05)	0.22	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	10.06	[5,6]	(8.61)[5,6]	1.45	[5,6]	(1.25)[6]	1.3		14.32	[4]

INSTITUTIONAL SHARES

Period Ended December 31,

2021[1]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.59	[5,6]	(7.39)[5,6]	1.20	[5,6]	(1.00)[6]	3.2		14.32	[4]

R6 SHARES

Period Ended December 31,

2021[1]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.10	[5,6]	(6.90)[5,6]	1.20	[5,6]	(0.99)[6]	0.0	[7]	14.32	[4]

[1]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
[6]	Annualized.
[7]	Amount represents less than $500,000.

76	See Notes to Financial Statements.

December 31, 2021	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron New Asia Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of each of the funds listed in the table below (ten of the funds constituting Baron Select Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations, the statements of changes in net assets, and for Baron Partners Fund, the statement of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations, the changes in each of their net assets, and for Baron Partners Fund, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Baron Partners Fund(1)	Baron Global Advantage Fund(2)
Baron Focused Growth Fund(2)	Baron Real Estate Income Fund(2)
Baron International Growth Fund(2)	Baron Health Care Fund(2)
Baron Real Estate Fund(2)	Baron FinTech Fund(3)
Baron Emerging Markets Fund(2)	Baron New Asia Fund(4)

(1)	Statements of operations and cash flows for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020
(2)	Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020
(3)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and for the period January 2, 2020 (commencement of operations) through December 31, 2020

(4)	Statement of operations and the statement of changes in net assets for the period July 30, 2021 (commencement of operations) through December 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

Baron Select Funds	December 31, 2021

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2021 are listed below.

During the fiscal year ended December 31, 2021, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

Baron Partners Fund	$—	$617,895,000	$—

Baron Focused Growth Fund	—	113,240,031	—

Baron International Growth Fund	14,928,322	23,952,051	—

Baron Real Estate Fund	21,144,244	130,570,043	—

Baron Emerging Markets Fund	168,243,790	—	269,196

Baron Global Advantage Fund	—	—	—

Baron Real Estate Income Fund	690,123	626,891	—

Baron Health Care Fund	1,026,513	2,204,840	—

Baron FinTech Fund	—	—	—

Baron New Asia Fund	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Real Estate Income Fund, and Baron Health Care Fund, 87.70%, 9.78%, 34.23%, 33.75%, and 28.69%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by these Funds, 0.48%, 8.25%, 0.39%, 31.99%, and 24.01%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. The information necessary to complete your income tax return for the calendar year ended December 31, 2021 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2022.

December 31, 2021	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20211

	Actual Total Return	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	25.98%	$1,000.00	$1,259.80		1.37%[2]	$7.80
Baron Partners Fund — Institutional Shares	26.14%	$1,000.00	$1,261.40		1.12%[2]	$6.38
Baron Partners Fund — R6 Shares	26.14%	$1,000.00	$1,261.40		1.12%[2]	$6.38
Baron Focused Growth Fund — Retail Shares	16.05%	$1,000.00	$1,160.50		1.31%	$7.13
Baron Focused Growth Fund — Institutional Shares	16.22%	$1,000.00	$1,162.20		1.05%	$5.72
Baron Focused Growth Fund — R6 Shares	16.21%	$1,000.00	$1,162.10		1.05%	$5.72
Baron International Growth Fund — Retail Shares	(1.15)%	$1,000.00	$988.50	[5]	1.20%[6]	$6.01
Baron International Growth Fund — Institutional Shares	(1.04)%	$1,000.00	$989.60	[5]	0.95%[6]	$4.76
Baron International Growth Fund — R6 Shares	(1.04)%	$1,000.00	$989.60	[5]	0.95%[6]	$4.76
Baron Real Estate Fund — Retail Shares	6.83%	$1,000.00	$1,068.30		1.30%	$6.78
Baron Real Estate Fund — Institutional Shares	6.98%	$1,000.00	$1,069.80		1.05%	$5.48
Baron Real Estate Fund — R6 Shares	6.98%	$1.000.00	$1,069.80		1.05%	$5.48
Baron Emerging Markets Fund — Retail Shares	(10.37)%	$1,000.00	$896.30		1.35%	$6.45
Baron Emerging Markets Fund — Institutional Shares	(10.26)%	$1,000.00	$897.40		1.09%	$5.21
Baron Emerging Markets Fund — R6 Shares	(10.30)%	$1,000.00	$897.00		1.10%	$5.26
Baron Global Advantage Fund — Retail Shares	(8.31)%	$1,000.00	$916.90	[5]	1.15%[6]	$5.56
Baron Global Advantage Fund — Institutional Shares	(8.20)%	$1,000.00	$918.00	[5]	0.90%[6]	$4.35
Baron Global Advantage Fund — R6 Shares	(8.20)%	$1,000.00	$918.00	[5]	0.90%[6]	$4.35
Baron Real Estate Income Fund — Retail Shares	10.86%	$1,000.00	$1,108.60	[5]	1.05%[6]	$5.58
Baron Real Estate Income Fund — Institutional Shares	11.03%	$1,000.00	$1,110.30	[5]	0.80%[6]	$4.26
Baron Real Estate Income Fund — R6 Shares	10.98%	$1,000.00	$1,109.80	[5]	0.80%[6]	$4.25
Baron Health Care Fund — Retail Shares	3.14%	$1,000.00	$1,031.40	[5]	1.10%[6]	$5.63
Baron Health Care Fund — Institutional Shares	3.26%	$1,000.00	$1,032.60	[5]	0.85%[6]	$4.35
Baron Health Care Fund — R6 Shares	3.30%	$1,000.00	$1,033.00	[5]	0.85%[6]	$4.36
Baron FinTech Fund — Retail Shares	(0.06)%	$1,000.00	$999.40	[5]	1.20%[6]	$6.05
Baron FinTech Fund — Institutional Shares	0.06%	$1,000.00	$1,000.60	[5]	0.95%[6]	$4.79
Baron FinTech Fund — R6 Shares	0.06%	$1,000.00	$1,000.60	[5]	0.95%[6]	$4.79
Baron New Asia Fund — Retail Shares	1.70%	$1,000.00	$1,017.00	[5]	1.45%[6]	$6.17	[4]
Baron New Asia Fund — Institutional Shares	1.70%	$1,000.00	$1,017.00	[5]	1.20%[6]	$5.11	[4]
Baron New Asia Fund — R6 Shares	1.70%	$1,000.00	$1,017.00	[5]	1.20%[6]	$5.11	[4]

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2021, includes 1.29%, 1.04% and 1.04% for net operating expenses and 0.08%, 0.08% and 0.08% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]

Baron New Asia Fund commenced operations on July 30, 2021. Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[5]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[6]	Annualized expense ratios are adjusted to reflect fee waiver.

79

Baron Select Funds	December 31, 2021

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20211

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,018.30		1.37%[2]	$6.97
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,019.56		1.12%[2]	$5.70
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,019.56		1.12%[2]	$5.70
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.60		1.31%	$6.67
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.91		1.05%	$5.35
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.91		1.05%	$5.35
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.65		1.30%	$6.61
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.91		1.05%	$5.35
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.91		1.05%	$5.35
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.40		1.35%	$6.87
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.71		1.09%	$5.55
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.66		1.10%	$5.60
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1019.41	[4]	1.15%[5]	$5.85
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1020.67	[4]	0.90%[5]	$4.58
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1020.67	[4]	0.90%[5]	$4.58
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.91	[4]	1.05%[5]	$5.35
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron FinTech Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron FinTech Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron FinTech Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron New Asia Fund — Retail Shares	5.00%	$1,000.00	$1,017.90	[4]	1.45%[5]	$7.37
Baron New Asia Fund — Institutional Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron New Asia Fund — R6 Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2021, includes 1.29%, 1.04% and 1.04% for net operating expenses and 0.08%, 0.08% and 0.08% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

80

December 31, 2021	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON TECHNOLOGY FUND (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on November 4, 2021 (the “November Meeting”) to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement (the “Agreement”) for Baron Technology Fund (the “Fund”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the approval of the Agreement. Because, at its May 5, 2021 meeting (the “May Meeting”), the Board had considered the annual review of the Investment Advisory Agreements, Distribution Agreements, and 12b-1 Plans for the other funds the Adviser advises, had received presentations from Broadridge Financial Solutions, Inc., an independent provider of investment company data, and from management about the relevant fees, expenses and services, and, from independent legal counsel, about the legal standards applicable to approval of the Agreement, similar materials were not presented at this meeting upon the Board’s confirmation that they recalled and understood the application to the Fund of the information and the presentations received and the deliberations undertaken. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the Agreement for an initial term of two years.

The Board considered the information presented about the Fund at the November Meeting and the relevant information presented to the Board in connection with the May Meeting, as well as the following, which many of the Board members had considered in past years and remained in their thinking, as material to their consideration:

1. NATURE, EXTENT AND QUALITY OF SERVICES

In respect of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees noted that they had considered the following matters, which are relevant to the services to be provided to the Fund, at the May Meeting:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent, quality and level of long-term performance of the services provided by the Adviser to the other funds the Adviser advises, which were expected to be provided to the Fund, including: intensive devotion to research, relationships with and supervision of third party service providers, such as the custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services to be provided to the funds and the support services provided to the Board and the selection of broker/dealers for fund portfolio transactions;

•

The Adviser’s investment principles and processes and the Board members’ general understanding of historical performance of the other funds the Adviser advises as compared to similar funds managed by other advisers;

•	Any additional services provided by the Adviser to the other funds the Adviser advises, which were expected to be provided to the Fund.

Based on the considerations as described above, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund supported approval of the Agreement.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of its assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund.

The Board considered the proposed advisory fee to the Adviser and the anticipated total expenses of the Fund in light of the services to be provided to the Fund as discussed above.

The Board also referenced discussions at the May Meeting regarding the costs of portfolio management, in light of discussions regarding the types of investments to be made for the Fund and the personnel and systems necessary for implementation of the investment strategies.

The Board concluded that the proposed advisory fee was supported, among other reasons, by the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the Agreement.

After due consideration, including in executive session, of the above-enumerated factors, among other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the Agreement for an initial term of two years.

81

Baron Select Funds	December 31, 2021

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 78	Chief Executive Officer, Trustee and Portfolio Manager	18 years	Director, Chairman, and CEO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	19	None.

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 66	Chairman, President, Chief Operating Officer and Trustee	18 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director of Baron Emerging Markets Ltd. (2016-Present).	19	None.

Peggy Wong(1) 767 Fifth Avenue New York, NY 10153 Age: 60	Chief Financial Officer, Treasurer and Trustee	18 years	Trustee (11/2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer and Treasurer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present); Baron USA Partners Fund Ltd. (1994-Present); Baron Emerging Markets Fund Ltd. (2016-Present).	19	None.
Independent Trustees

Thomas J. Folliard(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 56	Trustee	3 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present).

Abraham (Avi) Nachmany(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 68	Trustee	1 Year	Independent mutual fund industry consultant (2016-Present); Director of Research E.V.P., Co-Founder Strategic Insight (1986-2015); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-Present)	19	None.

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 78	Lead Trustee	18 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Anita Rival(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 57	Trustee	7 years	Advisory Board Member: Impala Asset Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19	Director: Golub Capital BDC, Inc. (2011-Present).

December 31, 2021	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 71	Trustee	18 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Marvelle Sullivan(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 42	Trustee	1 year	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Global Head of M&A: Novartis (2009-2017); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Presemt).	19	None.

Alejandro (Alex) Yemenidjian(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	14 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present)

Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	<1 year	Partner: Milbank LLP (2003-2020); Partner and Member Executive Committee (1987-2003); Senior Research Associate: Bristol-Myers Squibb Company (1877-1987); Trustee: Baron Investment Funds Trust, Baron Select Funds (12/2020-Present)	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present).
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President and Chief Compliance Officer	6 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 62	Senior Vice President and Co-Chief Investment Officer	18 years	Director, Senior Vice President and Co-Chief Investment Officer : the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President, General Counsel and Secretary	13 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.; Baron Emerging Markets Fund.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 52	Senior Vice President and Co-Chief Investment Officer	18 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

Go Paperless!

It’s fast, simple and a smart way to help the environment.

Enjoy the speed and convenience of receiving Fund documents electronically.

For more information, and to enroll today, go to www.baronfunds.com/edelivery.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 21

December 31, 2021

Baron Funds

Baron WealthBuilder Fund

Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find audited financial statements for Baron WealthBuilder Fund (the “Fund”) for the year ended December 31, 2021. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 28, 2022	Linda S. Martinson Chairman, President and Chief Operating Officer February 28, 2022	Peggy Wong Treasurer and Chief Financial Officer February 28, 2022

This Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	December 31, 2021

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in shares of individual Baron mutual funds ("Baron Funds"). Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron Funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of December 31, 2021, the five largest Baron Funds represented 59.5% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO of Baron Capital is the lead portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the co-portfolio manager.

2

December 31, 2021 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2021
	One Year	Three Years	Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	16.42%	37.09%	24.56%
Baron WealthBuilder Fund — TA Shares[1,2]	16.70%	37.40%	24.83%
Baron WealthBuilder Fund — Institutional Shares[1,2]	16.70%	37.40%	24.83%
S&P 500 Index[1]	28.71%	26.07%	17.65%
MSCI ACWI Index Net[1]	18.54%	20.38%	12.12%

[1]

The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in U.S. dollars that measures the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results. The MSCI ACWI Index is net of foreign withholding taxes. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has agreed that, pursuant to a contract expiring on August 29, 2032, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional shares and 0.05% of average daily net assets of TA shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	December 31, 2021

COUNTRY EXPOSURES THROUGH BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2021

Percent of Net Assets
United States	84.3%
United Kingdom	2.5%
China	2.0%
Canada	1.6%
Netherlands	1.5%
India	1.5%
Israel	0.9%
Sweden	0.7%
Ireland	0.6%
Russia	0.4%
Other	3.3%
Cash and Cash Equivalents	0.7%

100.0%

SECTOR EXPOSURES THROUGH BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2021, Baron WealthBuilder Fund1 appreciated 16.42%, underperforming the S&P 500 Index, which increased 28.71%.

Baron WealthBuilder Fund is a diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

While equity markets continued their upward climb through 2021, several rotations took place beneath the surface. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks peaking as pent-up demand met massive stimulus, effective vaccines, and the reopening of the economy. Secular growth stocks then came back in favor, driven in part by robust corporate earnings and economic growth. In mid-November, however, the markets shifted again as uncertainty around inflation, rising interest rates, the Omicron variant, and geopolitical unrest spurred a flight to safety and faster growing, smaller, higher-multiple, and emerging markets stocks declined, while pro-cyclical, larger-capitalization, lower-multiple, and developed markets stocks outperformed.

On a sector basis, Consumer Discretionary, Financials, and Information Technology contributed the most. No sector detracted.

On a country basis, the U.S., U.K., and Netherlands contributed the most. China, Israel, and Brazil detracted the most.

Baron Partners Fund contributed the most to performance.

Baron Emerging Markets Fund detracted.

While we are certainly aware of current events that move the markets, we do not invest based on our insights into short-term macroeconomic, political, or public health issues. We adhere to our time-tested approach, investing for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

4

December 31, 2021	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2021

Shares		Cost	Value
Affiliated Mutual Funds (100.01%)

Small Cap Funds (29.37%)
728,312	Baron Discovery Fund — Institutional Shares	$22,503,098	$25,651,149
607,947	Baron Growth Fund — Institutional Shares	60,948,601	73,956,736
1,726,286	Baron Small Cap Fund — Institutional Shares	64,065,081	69,793,725

Total Small Cap Funds		147,516,780	169,401,610

Small to Mid Cap Funds (4.81%)
602,037	Baron Focused Growth Fund — Institutional Shares	20,356,589	27,747,887

Mid Cap Funds (12.75%)
594,625	Baron Asset Fund — Institutional Shares	61,825,655	73,555,131

Large Cap Funds (7.50%)
480,816	Baron Durable Advantage Fund — Institutional Shares	7,178,197	9,924,047
599,924	Baron Fifth Avenue Growth Fund — Institutional Shares	26,709,858	33,337,789

Total Large Cap Funds		33,888,055	43,261,836

All Cap Funds (21.37%)
766,252	Baron Opportunity Fund — Institutional Shares	25,680,815	33,577,147
435,488	Baron Partners Fund — Institutional Shares	40,654,558	89,688,787

Total All Cap Funds		66,335,373	123,265,934

International Funds (12.82%)
1,348,014	Baron Emerging Markets Fund — Institutional Shares	23,040,243	23,698,078
685,143	Baron Global Advantage Fund — Institutional Shares	30,297,342	36,127,604
417,452	Baron International Growth Fund — Institutional Shares	12,491,449	14,143,268

Total International Funds		65,829,034	73,968,950

Sector Funds (11.39%)
746,087	Baron FinTech Fund — Institutional Shares	10,623,280	12,668,556
723,464	Baron Health Care Fund — Institutional Shares	13,114,633	15,583,416
695,363	Baron Real Estate Fund — Institutional Shares	24,189,228	28,760,215
481,174	Baron Real Estate Income Fund — Institutional Shares	7,818,947	8,690,011

Total Sector Funds		55,746,088	65,702,198

Total Affiliated Investments (100.01%)		$451,497,574	576,903,546

Liabilities Less Cash and Other Assets (-0.01%)			(63,559)

Net Assets			$576,839,987

Retail Shares (Equivalent to $21.56 per share based on 5,447,936 shares outstanding)			$117,451,273

TA Shares (Equivalent to $21.76 per share based on 2,168,656 shares outstanding)			$47,184,305

Institutional Shares (Equivalent to $21.76 per share based on 18,940,341 shares outstanding)			$412,204,409

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	December 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets:
Investments in Affiliated Mutual Funds, at value*	$576,903,546
Receivable for shares sold	2,101,082
Prepaid expenses	525

579,005,153

Liabilities:
Due to custodian bank	1,203,050
Payable for securities purchased	738,701
Payable for shares redeemed	141,169
Distribution fees payable (Note 4)	258
Accrued expenses and other payables	81,988

2,165,166

Net Assets	$576,839,987

Net Assets consist of:
Paid-in capital	$438,805,870
Distributable earnings/(losses)	138,034,117

Net Assets	$576,839,987

Retail Shares:
Net Assets	$117,451,273
Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,447,936

Net Asset Value and Offering Price Per Share	$21.56

TA Shares:
Net Assets	$47,184,305
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,168,656

Net Asset Value and Offering Price Per Share	$21.76

Institutional Shares:
Net Assets	$412,204,409
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,940,341

Net Asset Value and Offering Price Per Share	$21.76

*Investments in Affiliated Mutual Funds, at cost	$451,497,574

6	See Notes to Financial Statements.

December 31, 2021	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS

DECEMBER 31, 2021

For the Year Ended December 31, 2021
Investment income:
Income:
Dividends from Affiliated Mutual Funds	$705,805

Total income	705,805

Expenses:
Distribution fees — Retail Shares (Note 4)	203,858
Shareholder servicing agent fees and expenses — Retail Shares	4,077
Shareholder servicing agent fees and expenses — TA Shares	2,070
Shareholder servicing agent fees and expenses — Institutional Shares	15,198
Registration and filing fees	90,224
Custodian and fund accounting fees	62,985
Administration fees	44,355
Professional fees	42,175
Reports to shareholders	40,380
Trustee fees and expenses (Note 4)	12,318
Line of credit fees	5,084
Insurance expense	3,046
Miscellaneous expenses	2,157

Total operating expenses	527,927
Interest expense on borrowings	180

Total expenses	528,107
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(21,653)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(11,914)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(77,054)

Net expenses	417,486

Net investment income (loss)	288,319

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on Affiliated Mutual Funds	58,667
Capital gain distributions received from Affiliated Mutual Funds	33,038,478
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	29,572,297

Net gain (loss) on investments	62,669,442

Net increase (decrease) in net assets resulting from operations	$62,957,761

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	December 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$288,319	$(108,459)
Net realized gain	33,097,145	9,069,136
Change in net unrealized appreciation (depreciation)	29,572,297	81,205,696

Increase (decrease) in net assets resulting from operations	62,957,761	90,166,373

Distributions to shareholders from:
Distributable earnings — Retail Shares	(5,644,131)	(378,655)
Distributable earnings — TA Shares	(2,408,486)	(500,550)
Distributable earnings — Institutional Shares	(20,327,209)	(1,966,011)

Decrease in net assets from distributions to shareholders	(28,379,826)	(2,845,216)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	85,424,591	36,161,463
Proceeds from the sale of shares — TA Shares	19,321,748	8,711,001
Proceeds from the sale of shares — Institutional Shares	196,410,214	49,693,821
Net asset value of shares issued in reinvestment of distributions — Retail Shares	5,604,634	378,140
Net asset value of shares issues in reinvestment of distribution — TA Shares	2,396,842	500,142
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	19,970,891	1,940,053
Cost of shares redeemed — Retail Shares	(23,711,099)	(7,798,920)
Cost of shares redeemed — TA Shares	(21,527,655)	(1,575,827)
Cost of shares redeemed — Institutional Shares	(14,246,416)	(23,763,269)

Increase (decrease) in net assets derived from capital share transactions	269,643,750	64,246,604

Net increase (decrease) in net assets	304,221,685	151,567,761

Net Assets:
Beginning of year	272,618,302	121,050,541

End of year	$576,839,987	$272,618,302

Capital share transactions — Retail Shares
Shares sold	4,031,168	2,403,435
Shares issued in reinvestment of distributions	264,767	23,277
Shares redeemed	(1,122,484)	(636,737)

Net increase (decrease)	3,173,451	1,789,975

Capital share transactions — TA Shares
Shares sold	903,512	584,854
Shares issued in reinvestment of distributions	112,241	30,868
Shares redeemed	(1,079,573)	(123,288)

Net increase (decrease)	(63,820)	492,434

Capital share transactions — Institutional Shares
Shares sold	9,332,265	3,293,845
Shares issued in reinvestment of dividends	934,807	119,461
Shares redeemed	(670,794)	(1,704,041)

Net increase (decrease)	9,596,278	1,709,265

8	See Notes to Financial Statements.

December 31, 2021	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee and no revenue sharing, sub-transfer agency or record-keeping service payments are made by or in respect of TA Shares. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statement of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

9

Baron WealthBuilder Fund	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gains. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees. Expenses that are not directly attributable to the Fund are typically allocated among the Baron Funds in proportion to their respective net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of acquired fund fees and expenses incurred indirectly by the Fund will vary.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 50% and 26%, respectively, of these Underlying Funds’ net assets as of December 31, 2021, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $50,489,012, which represents 8.8% of the Fund’s net assets as of December 31, 2021. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

d) Non-Diversified Portfolio.  Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 50% and 26%, respectively, of these Underlying Funds’ net assets as of December 31, 2021, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Federal Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

g) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

h) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

i) Cash and Cash Equivalents.  The Fund considers all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2021 were as follows:

	Purchases	Sales
Baron WealthBuilder Fund	$275,369,949	$773,056

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

10

December 31, 2021	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

c) Trustee Fees.  Certain Trustees of the Fund are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron WealthBuilder Fund, together with other funds in Baron Select Funds (except Baron Partners Fund) and Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary liquidity. Each fund may borrow, on a first-come, first-served basis, up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2021, Baron WealthBuilder Fund had borrowings under the line of credit and incurred interest expense of $180. For the 3 days during which there were borrowings, Baron WealthBuilder Fund had an average daily balance on the line of credit of $1.8 million at a weighted average interest rate of 1.22%.

6. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2  — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

11

Baron WealthBuilder Fund	December 31, 2021

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2021, the components of net assets on a tax basis were as follows:

Cost of investments	$452,264,594

Gross tax unrealized appreciation	124,638,952
Gross tax unrealized depreciation	—

Net tax unrealized appreciation (depreciation)	124,638,952
Undistributed net ordinary income	2,476,824
Undistributed net realized gain	10,918,341
Paid-in capital	438,805,870

Net Assets	$576,839,987

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 was as follows:

Year Ended December 31, 2021		Year Ended December 31, 2020

Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
$155,342	$28,224,484	$—	$2,845,216

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2021, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2021 the officers, trustees and portfolio managers owned, directly or indirectly, 12.83% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

12

December 31, 2021	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at December 31, 2021	Value at December 31, 2021	% of Net Assets at December 31, 2021
“Affiliated” Company as of December 31, 2021:
Baron Asset Fund, Institutional Shares	$35,331,781	$35,767,769	$38,885	$2,495,565	$(1,099)	$—	$4,750,126	594,625	$73,555,131	12.75%
Baron Discovery Fund, Institutional Shares	10,924,041	15,415,620	11,064	(676,388)	(1,060)	—	801,836	728,312	25,651,149	4.45%
Baron Durable Advantage Fund, Institutional Shares	3,690,125	4,278,989	4,303	1,959,230	6	3,431	28,775	480,816	9,924,047	1.72%
Baron Emerging Markets Fund, Institutional Shares	10,259,667	15,440,926	11,083	(1,990,170)	(1,262)	396,398	—	1,348,014	23,698,078	4.11%
Baron Fifth Avenue Growth Fund, Institutional Shares	15,540,300	16,331,078	17,073	1,484,285	(801)	—	916,697	599,924	33,337,789	5.78%
Baron FinTech Fund, Institutional Shares	4,788,760	6,696,031	5,657	1,189,420	2	—	—	746,087	12,668,556	2.20%
Baron Focused Growth Fund, Institutional Shares	12,571,803	14,768,598	12,146	420,291	(659)	—	3,548,344	602,037	27,747,887	4.81%
Baron Global Advantage Fund, Institutional Shares	15,993,315	20,531,256	16,241	(378,497)	(2,229)	—	—	685,143	36,127,604	6.26%
Baron Growth Fund, Institutional Shares	33,319,521	35,445,285	33,174	5,225,833	(729)	—	4,882,982	607,947	73,956,736	12.82%
Baron Health Care Fund, Institutional Shares	5,923,951	8,404,740	6,761	1,261,656	(170)	(235)	200,636	723,464	15,583,416	2.70%
Baron International Growth Fund, Institutional Shares	6,322,059	7,776,037	6,618	51,849	(59)	259,779	412,083	417,452	14,143,268	2.45%
Baron Opportunity Fund, Institutional Shares	17,580,045	15,659,252	16,568	355,907	(1,489)	—	2,354,483	766,252	33,577,147	5.82%
Baron Partners Fund, Institutional Shares	55,622,089	19,667,514	517,845	14,847,037	69,992	—	6,289,840	435,488	89,688,787	15.55%
Baron Real Estate Fund, Institutional Shares	12,452,742	14,223,161	40,500	2,125,591	(779)	—	1,994,616	695,363	28,760,215	4.98%
Baron Real Estate Income Fund, Institutional Shares	—	7,822,695	3,688	871,064	(60)	46,432	49,457	481,174	8,690,011	1.51%
Baron Small Cap Fund, Institutional Shares	32,356,124	37,140,998	32,084	329,624	(937)	—	6,808,603	1,726,286	69,793,725	12.10%

	$272,676,323	$275,369,949	$773,690	$29,572,297	$58,667	$705,805	$33,038,478		$576,903,546

11. RUSSIA/UKRAINE RISK

Certain Underlying Funds may invest in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact an Underlying Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause an Underlying Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

13

Baron WealthBuilder Fund	December 31, 2021

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses[9] (%)		Less: Interest expense %	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2021	19.57	(0.03)	3.21	3.18	0.00	(1.19)	(1.19)	21.56	16.42	[4]	0.33		(0.00)[8]	0.33		(0.03)	0.30		(0.13)	117.4	0.18

2020	12.23	(0.04)	7.62	7.58	0.00	(0.24)	(0.24)	19.57	62.45	[4]	0.41		(0.00)[8]	0.41		(0.11)	0.30		(0.29)	44.5	6.65

2019	9.33	(0.03)	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[4]	0.41		(0.02)	0.39		(0.09)	0.30		(0.26)	5.9	22.48

2018	10.00	(0.01)	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[4]		0.90		0.00	0.90		(0.60)	0.30		(0.13)	2.1	1.24

2017[1]	10.00	(0.00)[3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.59	[5,6]	0.00	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00	[7]

TA SHARES

Year Ended December 31,

2021	19.70	0.03	3.22	3.25	(0.00)[3]	(1.19)	(1.19)	21.76	16.70	[4]	0.08		(0.00)[8]	0.08		(0.03)	0.05		0.12	47.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	44.0	6.65

2019	9.35	(0.00)[3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.03)	21.4	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.59		0.00	0.59		(0.54)	0.05		0.05	9.7	1.24

2017[1]	10.00	(0.00)[3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00	[7]

INSTITUTIONAL SHARES

Year Ended December 31,

2021	19.70	0.02	3.23	3.25	(0.00)[3]	(1.19)	(1.19)	21.76	16.70	[4]	0.08		(0.00)[8]	0.08		(0.03)	0.05		0.09	412.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	184.1	6.65

2019	9.35	(0.00)[3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.02)	93.8	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.49		0.00	0.49		(0.44)	0.05		0.12	83.0	1.24

2017[1]	10.00	(0.00)[3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00	[7]

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized.
[8]	Interest expense rounds to less than 0.01%.
[9]	Expenses do not include acquired fund fees and expenses of the Underlying Funds.

14	See Notes to Financial Statements.

December 31, 2021	Baron WealthBuilder Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron WealthBuilder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Baron WealthBuilder Fund (one of the funds constituting Baron Select Funds, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period December 29, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period December 29, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

15

Baron WealthBuilder Fund	December 31, 2021

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Fund during the year ended December 31, 2021 are listed below.

During the fiscal year ended December 31, 2021, the Fund’s distributions to shareholders included:

	Ordinary Income[1,3]	Long-Term Capital Gains2.3

Baron WealthBuilder Fund	$155,342	$28,224,484

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on investment income.

Of the total ordinary income distributions paid, 39.71% is qualified dividend income subject to a reduced tax rate and 29.10% qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. The information necessary to complete your income tax return for the calendar year ended December 31, 2021 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2022.

16

December 31, 2021	Baron WealthBuilder Fund

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20211

	Actual Total Return	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron WealthBuilder Fund — Retail Shares	6.57%	$1,000.00	$1,065.70	[3]	0.30%[4]	$1.56
Baron WealthBuilder Fund — TA Shares	6.68%	$1,000.00	$1,066.80	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	6.68%	$1,000.00	$1,066.80	[3]	0.05%[4]	$0.26

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20211

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.69	[3]	0.30%[4]	$1.53
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver and do not include acquired fund fees and expenses of the Underlying Funds.

17

Baron WealthBuilder Fund	December 31, 2021

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 78	Chief Executive Officer, Trustee and Portfolio Manager	18 years	Director, Chairman, and CEO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	19	None.

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 66	Chairman, President, Chief Operating Officer and Trustee	18 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director of Baron Emerging Markets Ltd.(2016-Present).	19	None.

Peggy Wong(1) 767 Fifth Avenue New York, NY 10153 Age: 60	Chief Financial Officer, Treasurer and Trustee	18 years	Trustee (11/2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer and Treasurer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present); Baron USA Partners Fund Ltd. (1994-Present); Baron Emerging Markets Fund Ltd. (2016-Present).	19	None.
Independent Trustees

Thomas J. Folliard(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 56	Trustee	3 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present).

Abraham (Avi) Nachmany(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 68	Trustee	1 Year	Independent mutual fund industry consultant (2016-Present); Director of Research E.V.P., Co-Founder Strategic Insight (1986-2015); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-Present)	19	None.

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 78	Lead Trustee	18 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Anita Rival(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 57	Trustee	7 years	Advisory Board Member: Impala Asset Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19	Director: Golub Capital BDC, Inc. (2011-Present).

18

December 31, 2021	Baron WealthBuilder Fund

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 71	Trustee	18 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Marvelle Sullivan(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 42	Trustee	1 year	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Global Head of M&A: Novartis (2009-2017); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Presemt).	19	None.

Alejandro (Alex) Yemenidjian(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	14 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present)

Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 65	Trustee	<1 year	Partner: Milbank LLP (2003-2020); Partner and Member Executive Committee (1987-2003); Senior Research Associate: Bristol-Myers Squibb Company (1877-1987); Trustee: Baron Investment Funds Trust, Baron Select Funds (12/2020-Present)	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present).
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President and Chief Compliance Officer	6 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 62	Senior Vice President and Co-Chief Investment Officer	18 years	Director, Senior Vice President and Co-Chief Investment Officer : the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President, General Counsel and Secretary	13 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.; Baron Emerging Markets Fund.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 52	Senior Vice President and Co-Chief Investment Officer	18 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

19

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

Go Paperless!

It’s fast, simple and a smart way to help the environment.

Enjoy the speed and convenience of receiving Fund documents electronically.

For more information, and to enroll today, go to www.baronfunds.com/edelivery.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 21

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has     three audit committee financial experts serving on its Audit Committee, Raymond Noveck, Alex Yemenidjian, and Thomas Folliard. Mr. Noveck, Mr. Yemenidjian, and Mr. Folliard are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2021 and December 31, 2020:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2021	2020
Baron Select Funds	$431,121	$361,716

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2021	2020
Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2021	2020
Baron Select Funds	$155,916	$140,991

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2021	2020
Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2021: $ 35,020

2020: $ 34,000

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Raymond Noveck, Alex Yemenidjian, and Thomas Folliard

Item 6.	Schedule of Investments.

Included herein under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (2)  Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 9, 2022

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: March 9, 2022